STATEMENT OF ADDITIONAL INFORMATION
SUNAMERICA SERIES TRUST
May 1, 2022

SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 61 portfolios. This Statement of Additional Information (“SAI”) relates to the following 53 portfolios:
SA AB Growth Portfolio
SA AB Small & Mid Cap Value Portfolio
SA BlackRock Multi-Factor 70/30 Portfolio
SA BlackRock VCP Global Multi Asset Portfolio
SA DFA Ultra Short Bond Portfolio
SA Emerging Markets Equity Index Portfolio
SA Federated Hermes Corporate Bond Portfolio
SA Fidelity Institutional AM® International Growth Portfolio
SA Fidelity Institutional AM® Real Estate Portfolio
SA Fixed Income Index Portfolio
SA Fixed Income Intermediate Index Portfolio
SA Franklin BW U.S. Large Cap Value Portfolio
SA Franklin Small Company Value Portfolio
SA Franklin Systematic U.S. Large Cap Value Portfolio (formerly, SA Dogs of Wall Street Portfolio)
SA Franklin Tactical Opportunities Portfolio
SA Franklin U.S. Equity Smart Beta Portfolio
SA Global Index Allocation 60/40 Portfolio
SA Global Index Allocation 75/25 Portfolio
SA Global Index Allocation 90/10 Portfolio
SA Goldman Sachs Global Bond Portfolio
SA Goldman Sachs Multi-Asset Insights Portfolio
SA Index Allocation 60/40 Portfolio
SA Index Allocation 80/20 Portfolio
SA Index Allocation 90/10 Portfolio
SA International Index Portfolio
SA Invesco Growth Opportunities Portfolio
SA Invesco Main Street Large Cap Portfolio
SA Janus Focused Growth Portfolio
SA JPMorgan Diversified Balanced Portfolio
SA JPMorgan Emerging Markets Portfolio
SA JPMorgan Equity-Income Portfolio
SA JPMorgan Global Equities Portfolio
SA JPMorgan MFS Core Bond Portfolio
SA JPMorgan Mid-Cap Growth Portfolio
SA Large Cap Growth Index Portfolio
SA Large Cap Index Portfolio
SA Large Cap Value Index Portfolio
SA MFS Blue Chip Growth Portfolio
SA MFS Massachusetts Investors Trust Portfolio
SA MFS Total Return Portfolio
SA Mid Cap Index Portfolio
SA Morgan Stanley International Equities Portfolio
SA PIMCO RAE International Value Portfolio
SA PIMCO VCP Tactical Balanced Portfolio
SA PineBridge High-Yield Bond Portfolio
SA Putnam International Growth and Income Portfolio
SA Schroders VCP Global Allocation Portfolio
SA Small Cap Index Portfolio

SA T. Rowe Price Asset Allocation Growth Portfolio
SA T. Rowe Price VCP Balanced Portfolio
SA VCP Dynamic Allocation Portfolio
SA VCP Dynamic Strategy Portfolio
SA VCP Index Allocation Portfolio
This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and/or Class 3) of the Trust, dated May 1, 2022. This SAI expands upon and supplements the information contained in the current Prospectus of the Trust. This SAI incorporates the Prospectus by reference. Each Portfolio’s audited financial statements for the fiscal year ended January 31, 2022 are incorporated into this SAI by reference to its 2022 annual report to shareholders. You may request a copy of the Prospectus, annual report and/or semi-annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below. This SAI incorporates the Prospectus by reference.
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
(800) 445-7862

i

THE TRUST
The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferrable shares that is established under and governed by its declaration of trust. The Trust is composed of 61 separate portfolios (each, a “Portfolio”), 53 of which are described herein. The Trust’s five Master-Feeder Portfolios (SA American Funds Asset Allocation, SA American Funds Global Growth, SA American Funds Growth, SA American Funds Growth-Income and SA American Funds VCP Managed Allocation Portfolios) are discussed in a separate statement of additional information. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”).
Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), and The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”). AGL, USL and VALIC (the “Life Companies”) are indirect, majority-owned subsidiaries of American International Group, Inc. (“AIG”), a Delaware corporation. On October 26, 2020, AIG announced that it was pursuing a separation of its life and retirement business. Upon completion of that separation, the Life Companies will be wholly owned subsidiaries of a newly public company and will no longer be indirect, majority owned subsidiaries of AIG.
The Trust commenced operations on February 9, 1993 with the Cash Management, High-Yield Bond, Growth-Income, Alliance Growth, Growth/Phoenix Investment Counsel, Provident Growth and the Global Equities Portfolios. The Fixed Income, Global Bond and Asset Allocation Portfolios commenced operations on July 1, 1993. The Board of Trustees (the “Board,” and the members of which are referred to as “Trustees”) subsequently approved the addition of the following Portfolios: (a) Balanced/Phoenix Investment Counsel, International Diversified Equities, Worldwide High Income, and Venture Value Portfolios, which commenced operations on October 21, 1994; (b) Balanced Portfolio, Aggressive Growth, Federated Value, and Federated Utility Portfolios, which commenced operations on June 1, 1996; (c) Emerging Markets, International Growth and Income, and Real Estate Portfolios, which commenced operations on April 7, 1997; (d) “Dogs” of Wall Street Portfolio, which commenced operations on February 1, 1998; (e) Equity Income, Equity Index, and Small Company Value Portfolios, which commenced operations on September 1, 1998; (f) the MFS Mid-Cap Growth Portfolio, which commenced operations on April 1, 1999; (g) Goldman Sachs Research, Blue Chip Growth, Growth Opportunities and Technology Portfolios, which commenced operations on July 5, 2000; (h) the Marsico Growth Portfolio, which commenced operations on December 29, 2000; (i) Foreign Value and Small & Mid Cap Value Portfolios, which commenced operations on August 1, 2002; (j) the American Funds® Asset Allocation SAST, American Funds® Global Growth SAST, American Funds® Growth SAST and American Funds® Growth-Income SAST Portfolios, which commenced operations on September 1, 2006; (k) the SunAmerica Dynamic Allocation Portfolio (“SDAP”), which commenced operations on January 23, 2012; (l) the SunAmerica Dynamic Strategy Portfolio (“SDSP”), which commenced operations on July 16, 2012; (m) the VCPSM Managed Asset Allocation SAST Portfolio (formerly, Protected Asset Allocation SAST Portfolio), which commenced operations on October 15, 2012; (n) VCPSM Value and VCP Total Return BalancedSM Portfolios, which commenced operations on May 1, 2013; (o) SA BlackRock VCP Global Multi Asset, SA Schroders VCP Global Allocation and SA T. Rowe Price VCP Balanced Portfolios, which commenced operations on January 25, 2016; (p) SA Fixed Income Index, SA International Index, SA Mid Cap Index, SA Small Cap Index, SA Index Allocation 60/40, SA Index Allocation 80/20, and SA Index Allocation 90/10 Portfolio, which commenced operations on February 1, 2017; (q) SA Legg Mason Tactical Opportunities, which commenced operations on August 15, 2017; (r) SA Goldman Sachs Multi-Asset Insights, SA T. Rowe Price Asset Allocation Growth, SA VCP Index Allocation, and SA Fixed Income Intermediate Index Portfolios, which commenced operations on October 4, 2017; (s) SA Emerging Markets Equity Index, SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Large Cap Growth Index and SA Large Cap Value Index, which commenced operations on May 1, 2018; (t) SA Fidelity Institutional AM® International Growth Portfolio, which commenced operations on May 1, 2019; (u) SA Franklin U.S. Equity Smart Beta Portfolio, which commenced operations on October 7, 2019; and (v) SA BlackRock Multi-Factor 70/30 Portfolio, which commenced operations on October 13, 2020.
The Asset Allocation Portfolio was reorganized and the assets were moved into a newly formed portfolio in Anchor Series Trust on November 24, 2003. Subsequently, the SunAmerica Series Trust Asset Allocation Portfolio was terminated.
Shares of the Equity Income Portfolio were substituted for shares of the Davis Venture Value Portfolio on November 17, 2006.
On October 22, 2018, the SA MFS Telecom Utility Portfolio reorganized into the SA Legg Mason BW Large Cap Value Portfolio, and the SA Boston Company Capital Growth Portfolio and the SA WellsCap Fundamental Growth Portfolio reorganized into the SA AB Growth Portfolio.

Portfolio Name Changes. The Trustees approved the renaming of the following Portfolios: (a) Fixed Income Portfolio to Corporate Bond Portfolio effective June 1, 1996; (b) Federated Utility Portfolio to Utility Portfolio effective June 3, 1996; (c) Provident Growth Portfolio to Putnam Growth Portfolio effective April 7, 1997; (d) the Growth/Phoenix Investment Counsel Portfolio and Balanced/Phoenix Investment Counsel Portfolio to MFS Growth and Income Portfolio and MFS Total Return Portfolio, respectively, effective January 1, 1999; (e) Venture Value Portfolio to Davis Venture Value Portfolio, effective April 10, 2000; (f) Utility Portfolio to Telecom Utility Portfolio, effective July 5, 2000; (g) Federated Value Portfolio to Federated American Leaders Portfolio, effective May 1, 2003; (h) MFS Growth and Income Portfolio to MFS® Massachusetts Investors Trust Portfolio, effective May 1, 2003; (i) Putnam Growth Portfolio to Putnam Growth: Voyager Portfolio, effective May 1, 2003; (j) Federated American Leaders Portfolio to Equity Opportunities Portfolio, effective May 1, 2007; (k) MFS Mid-Cap Growth Portfolio to Mid-Cap Growth Portfolio effective May 1, 2007; (l) Goldman Sachs Research Portfolio to Capital Growth Portfolio effective May 1, 2007; (m) Marsico Growth Portfolio to Marsico Focused Growth Portfolio effective May 1, 2007; (n) Putnam Growth: Voyager Portfolio to Fundamental Growth Portfolio, effective May 1, 2007; (o) SunAmerica Balanced Portfolio to Balanced Portfolio, effective May 1, 2007; (p) Worldwide High Income Portfolio to Total Return Bond Portfolio, effective May 1, 2008; (q) Protected Asset Allocation SAST Portfolio to VCPSM Managed Asset Allocation SAST Portfolio, effective August 12, 2013; (r) Total Return Bond Portfolio to SA JPMorgan MFS Core Bond Portfolio, effective January 20, 2015; (s) Alliance Growth Portfolio to SA AB Growth Portfolio, effective May 1, 2015; (t) Marsico Focused Growth Portfolio to SA Marsico Focused Growth Portfolio, effective May 1, 2015; (u) MFS® Massachusetts Investors Trust Portfolio to SA MFS Massachusetts Investors Trust Portfolio, effective May 1, 2015; (v) MFS® Total Return Portfolio to SA MFS Total Return Portfolio, effective May 1, 2015; (w) Davis Venture Value Portfolio to SA Legg Mason BW Large Cap Value Portfolio, effective September 8, 2015; (x) Cash Management Portfolio to Ultra Short Bond Portfolio, effective May 1, 2016; (y) SA Marsico Focused Growth Portfolio to SA Janus Focused Growth Portfolio, effective June 30, 2016; and (z) Equity Index Portfolio to SA Large Cap Index Portfolio, effective February 6, 2017.
The Trustees approved the renaming of the following Portfolios effective October 6, 2017: (a) Aggressive Growth Portfolio to SA WellsCap Aggressive Growth Portfolio; (b) Balanced Portfolio to SA JPMorgan Balanced Portfolio; (c) Blue Chip Growth Portfolio to SA MFS Blue Chip Growth Portfolio; (d) Corporate Bond Portfolio to SA Federated Corporate Bond Portfolio; (e) Capital Growth Portfolio to SA Boston Company Capital Growth Portfolio; (f) “Dogs” of Wall Street Portfolio to SA Dogs of Wall Street Portfolio; (g) Emerging Markets Portfolio to SA JPMorgan Emerging Markets Portfolio; (h) Equity Opportunities Portfolio to SA Oppenheimer Main Street Large Cap Portfolio; (i) Foreign Value Portfolio to SA Franklin Foreign Value Portfolio; (j) Fundamental Growth Portfolio to SA WellsCap Fundamental Growth Portfolio; (k) Global Bond Portfolio to SA Goldman Sachs Global Bond Portfolio; (l) Global Equities Portfolio to SA JPMorgan Global Equities Portfolio; (m) Growth-Income Portfolio to SA JPMorgan Equity-Income Portfolio; (n) Growth Opportunities Portfolio to SA Invesco Growth Opportunities Portfolio; (o) High-Yield Bond Portfolio to SA PineBridge High-Yield Bond Portfolio; (p) International Diversified Equities Portfolio to SA Morgan Stanley International Equities Portfolio; (q) International Growth and Income Portfolio to SA Putnam International Growth and Income Portfolio; (r) Mid-Cap Growth Portfolio to SA JPMorgan Mid-Cap Growth Portfolio; (s) Real Estate Portfolio to SA Pyramis® Real Estate Portfolio; (t) Small & Mid Cap Value Portfolio to SA AB Small & Mid Cap Value Portfolio; (u) Small Company Value Portfolio to SA Franklin Small Company Value Portfolio; (v) SunAmerica Dynamic Allocation Portfolio to SA VCP Dynamic Allocation Portfolio; (w) SunAmerica Dynamic Strategy Portfolio to SA VCP Dynamic Strategy Portfolio; (x) Technology Portfolio to SA Columbia Technology Portfolio; (y) Telecom Utility Portfolio to SA MFS ‘Telecom Utility Portfolio (z) Ultra Short Bond Portfolio to SA DFA Ultra Short Bond Portfolio; (aa) VCP Total Return BalancedSM Portfolio to SA PIMCO VCP Tactical Balanced Portfolio; and (bb) VCPSM Value Portfolio to SA Invesco VCP Equity-Income Portfolio.
On November 29, 2017, the Board of the Trust approved a change in the name of the SA JPMorgan Balanced Portfolio to SA JPMorgan Diversified Balanced Portfolio effective May 1, 2018.
On March 27, 2018, the Board of the Trust approved the renaming of the SA Franklin Foreign Value Portfolio to SA Templeton Foreign Value Portfolio and SA Pyramis® Real Estate Portfolio to SA Fidelity Institutional AM® Real Estate Portfolio, effective May 1, 2018.
On March 26, 2020, the Board of the Trust approved a change in the name of the SA Federated Corporate Bond Portfolio to SA Federated Hermes Corporate Bond Portfolio effective April 29, 2020.
On October 7, 2020, the Board of the Trust approved the renaming of the SA Oppenheimer Main Street Large Cap Portfolio to SA Invesco Main Street Large Cap Portfolio effective October 13, 2020, and the renaming of the SA Templeton Foreign Value Portfolio to SA PIMCO RAE International Value Portfolio effective January 25, 2021.
On December 3, 2020, the Board of the Trust approved the reorganization of the SA Invesco VCP Equity-Income Portfolio into the SA VCP Dynamic Strategy Portfolio, effective May 3, 2021.

On March 7, 2021, the Board of the Trust approved the renaming of the SA Legg Mason BW Large Cap Value Portfolio and the SA Legg Mason Tactical Opportunities Portfolio to the SA Franklin BW U.S. Large Cap Value Portfolio and the SA Franklin Tactical Opportunities Portfolio, respectively, effective April 30, 2021.
On March 17, 2021, the Board of the Trust approved the renaming of the SA Dogs of Wall Street Portfolio to the SA Franklin Systematic U.S. Large Cap Value Portfolio effective July 2, 2021.
On June 23, 2021, the Board of the Trust approved the reorganization of the SA Columbia Technology Portfolio into the SA Wellington Capital Appreciation Portfolio, a newly created series of the Trust, and the SA WellsCap Aggressive Growth Portfolio into the SA JPMorgan Mid-Cap Growth Portfolio effective November 8, 2021.
SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser and manager for the Trust. As described in the Prospectus, SunAmerica retains AllianceBernstein L.P. (“AllianceBernstein”), BlackRock Investment Management, LLC (“BlackRock”), Brandywine Global Investment Management, LLC (“Brandywine”), Dimensional Fund Advisors LP (“DFA”), Federated Investment Management Company (“Federated”), FIAM LLC (“FIAM”) (formerly, Pyramis Global Advisors, LLC), Franklin Advisers, Inc. (“Franklin Advisers”), Franklin Mutual Advisers, LLC (“Franklin”), Goldman Sachs Asset Management International (“GSAM-International”), Goldman Sachs Asset Management, L.P. (“GSAM”), Invesco Advisers, Inc. (“Invesco”), Janus Capital Management LLC (“Janus”), J.P. Morgan Investment Management Inc. (“JP Morgan”), Massachusetts Financial Services Company (“MFS”), Morgan Stanley Investment Management Inc. (“MSIM”), Pacific Investment Management Company LLC (“PIMCO”), PineBridge Investments LLC (“PineBridge”), Putnam Investment Management LLC (“Putnam”), Schroders Investment Management North America Inc. (“Schroders”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) (each a “Subadviser,” and collectively, the “Subadvisers”) to act as Subadvisers to certain of the Trust’s Portfolios pursuant to various subadvisory agreements with SunAmerica (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”).
On May 22, 2001, the Board, including a majority of the Trustees who are not deemed to be “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Trustees”), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002, the Board, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of each Portfolio is offered only in connection with certain Variable Contracts. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares of each Portfolio, other than the SA DFA Ultra Short Bond Portfolio, are subject only to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares of each Portfolio, other than the SA DFA Ultra Short Bond Portfolio, have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board may establish additional portfolios or classes in the future.
INVESTMENT OBJECTIVES AND POLICIES
The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summaries” and “Additional Information About the Portfolios’ Investment Strategies and Investment Risks (other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)” and “Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio” in the Prospectus.
The following charts and information supplement the information contained in the Prospectus and also provide information concerning investments the Portfolios may make on a periodic basis, which include infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolios reserve the right to make as well as to define investment and risk terminology used in the charts below that do not otherwise appear in the Prospectus under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and, except for the Portfolios’ borrowing policy and illiquid security policy, apply at the time of purchase.
We will notify shareholders at least 60 days prior to any change to a Portfolio’s investment goal or 80% investment policy, if applicable. “Net assets” will take into account borrowing for investment purposes.

Fixed Income Portfolios
	SA Federated Hermes Corporate Bond	SA Goldman Sachs Global Bond	SA PineBridge High-Yield Bond	SA JPMorgan MFS Core Bond
In what other types of investments may the Portfolio periodically invest?
•Equity securities:
 -common stocks (up to
5%)
 -warrants and rights (up to
10%)
•Fixed income securities:
 -municipal bonds
•Dollar rolls
•Firm commitments
•Preferred stock
•Registered investment
companies
•Reverse repurchase
agreements
•Real estate investment trusts
(“REITs”)
•Foreign securities:
 -emerging markets
•Mortgage- and asset-backed
securities
•Borrowing for temporary or
emergency purposes (up to
33 1∕3%)

•Options on swaps
•Defensive instruments
•Illiquid investments (up to
15%)
•Repurchase agreements
•Roll transactions
•Variable and floating rate
obligations
•Junk bonds
•Borrowing for temporary or
emergency purposes (up to
33 1∕3%)
•CoCos (up to 5% of net
assets)

•Options and futures
•Hybrid instruments
•Exchange Traded Funds
(“ETFs”) (up to 5%)
•Collateralized bond
obligations (“CBOs”)
•Reverse repurchase
agreements
•Foreign securities:
 -emerging markets
•Equity securities:
 -warrants and rights (up to
10%)
 -convertible securities
•Borrowing for temporary or
emergency purposes (up to
33 1∕3%)

•Fixed income securities:
 -municipal bonds
 -convertible securities
 -Brady bonds
•Repurchase agreements
•Short-term investments
•Registered investment
companies
•Borrowing for temporary or
emergency purposes (up to
33 1∕3%)
•Preferred securities
•Pass-through securities
•Bank capital securities
•ETFs

What other types of risks may potentially or periodically affect the Portfolio?	•Active trading •Mortgage- and asset-backed securities •Emerging markets •Equity risk •Prepayment •Real estate industry	•Risk of investing in junk bonds •Roll transactions •Convertible securities	•Convertible securities •Currency volatility •Derivatives •Emerging markets •Equity •Investment companies •Foreign investment	•Investment companies •Convertible securities
Balanced or Asset Allocation Portfolios
	SA JPMorgan Diversified Balanced	SA MFS Total Return	SA VCP Dynamic Allocation	SA VCP Dynamic Strategy	SA PIMCO VCP Tactical Balanced
In what other types of investments may the Portfolio periodically invest?	•Reverse repurchase agreements •Emerging markets •Borrowing for temporary or emergency purposes (up to 33 1∕3%) •Initial public offerings (“IPOs”) •ETFs	•Borrowing for temporary or emergency purposes (up to 33 1∕3%) •Illiquid investments (up to 15%) •IPOs •Junk bonds (up to 10%) •Foreign securities: -emerging markets	•Underlying Portfolios investing significantly in emerging markets •Underlying Portfolios investing primarily in junk bonds •Borrowing for temporary or emergency purposes (up to 33 1∕3%) •ETFs	•Underlying Portfolios investing significantly in emerging markets •Underlying Portfolios investing primarily in junk bonds •Borrowing for temporary or emergency purposes (up to 33 1∕3%) •ETFs	•Borrowing for temporary or emergency purposes (up to 33 1∕3%)
What other types of risks may potentially or periodically affect the Portfolio?	•Emerging markets •IPO investing •Investment companies	•Counterparty and third party •Emerging markets •Illiquidity •IPO investing •Risk of investing in junk bonds •Foreign investments	•Emerging markets •Risk of investing in junk bonds •Investment companies	•Emerging markets •Risk of investing in junk bonds •Investment companies

Equity Portfolios
	SA MFS Blue Chip Growth	SA Franklin Systematic U.S. Large Cap Value	SA Invesco Main Street Large Cap
In what other types of investments may the Portfolio periodically invest?	•Illiquid investments (up to 15%) •Fixed-income securities •Borrowing for temporary or emergency purposes (up to 33 1∕3%)	•Illiquid investments (up to 15%) •Borrowing for temporary or emergency purposes (up to 33 1∕3%)
•Fixed-income securities:
 -U.S. government securities
 -corporate bonds
 -investment grade securities
 -zero coupon and deferred interest
bonds
•IPOs
•Illiquid investments (up to 15%)
•Repurchase and reverse repurchase
agreements
•Firm commitment agreements
•REITs
•When-issued and delayed-delivery
transactions
•Rights and warrants
•Borrowing for temporary or
emergency purposes (up to 33 1∕3%)

What other types of risks may potentially or periodically affect the Portfolio?	•Currency volatility •Illiquidity •Interest rate fluctuations	•Illiquidity	•Convertible securities risk •Credit quality •Currency volatility •IPO investing •Real estate industry •Illiquidity •U.S. government obligations

	SA JPMorgan Equity- Income	SA Invesco Growth Opportunities	SA JPMorgan Mid-Cap Growth	SA Fidelity Institutional AM® Real Estate
In what other types of investments may the Portfolio periodically invest?	•Equity securities: -convertible securities -warrants •Fixed-income securities: -preferred stocks •Illiquid investments (up to 15%) •IPOs •Borrowing for temporary or emergency purposes (up to 33 1∕3%)
•Borrowing for temporary or
emergency purposes (up to
33 1∕3%)
•Foreign securities:
 -depositary receipts
 -Eurodollar and yankee
obligations
•IPOs
•Preferred stocks
•Repurchase and reverse
repurchase agreements
•REITs
•Rights and warrants
•Short-term investments
•When-issued and delayed-
delivery securities
•Illiquid investments (up to 15%) •Defensive investments •Borrowing for temporary or emergency purposes (up to 33 1∕3%) •Currency transactions •IPOs •Master limited partnerships (“MLPs”)
•Fixed-income securities:
 -investment grade
securities
 -junk bonds (up to 5%)
•Options
•Illiquid investments (up to
15%)
•IPOs
•Registered investment
companies
•Foreign securities:
 -emerging markets
•Currency transactions
•Borrowing for temporary or
emergency purposes (up to
33 1∕3%)

What other types of risks may potentially or periodically affect the Portfolio?	•Illiquidity •IPO investing	•IPO investing •Convertible securities risk •Short sales risk •Foreign investment •Real estate industry	•Currency volatility •Illiquidity •IPO investing	•Currency volatility •Credit quality •Derivatives •Emerging markets •Hedging •Illiquidity •IPO investing •Risk of investing in junk bonds •Investment company •Foreign investment

	SA AB Growth	SA Janus Focused Growth	SA Large Cap Index	SA Franklin BW U.S. Large Cap Value	SA MFS Massachusetts Investors Trust
In what other types of investments may the Portfolio periodically invest?
•Short sales
•Convertible securities
(up to 10%)
•Illiquid investments
(up to 15%)
•Forward commitments
•Currency transactions
•Junk bonds (up to
10%)
•IPOs
•Equity securities:
 -small- and mid-cap
stocks
•Borrowing for
temporary or
emergency purposes
(up to 33 1∕3%)

•REITS
•Registered investment
companies
•Defensive instruments
•Hybrid instruments
•Illiquid investments
(up to 15%)
•Options and futures
•Borrowing for
temporary or
emergency purposes
(up to 33 1∕3%)
•Real estate industry
risk
•IPOs •Foreign securities: -emerging markets •Illiquid investments (up to 15%) •Small cap stocks •Borrowing for temporary or emergency purposes (up to 33 1∕3%) •Hybrid instruments
•Fixed-income
securities:
 -corporate bonds
 -investment grade
securities
•Options
•Illiquid investments
(up to 15%)
•Registered investment
companies (up to
10%)
•Currency transactions
•Borrowing for
temporary or
emergency purposes
(up to 33 1∕3%)
•IPOs
•Illiquid investments (up to 15%) •Borrowing for temporary or emergency purposes (up to 33 1∕3%) •Short sales •IPOs
What other types of risks may potentially or periodically affect the Portfolio?	•Credit quality •Currency volatility •IPO investing •Risk of investing in junk bonds •Short sales risk •Small and medium companies •Illiquidity	•Derivatives •Hedging •Illiquidity •Investment company	•Currency volatility •Emerging markets •Foreign investment •Illiquidity •IPO investing •Small sized companies	•Currency volatility •Derivatives •Hedging •Illiquidity •Interest rate fluctuations •IPO investing •Small companies	•Credit quality •Counterparty and third party •Illiquidity •IPO investing •Short sales

	SA AB Small & Mid Cap Value	SA Franklin Small Company Value
In what other types of investments may the Portfolio periodically invest?
•Equity securities:
 -growth stocks
•Fixed-income securities:
 -investment grade securities
 -junk bonds (up to 5%)
•Hybrid instruments
•Defensive investments
•ETFs
•Foreign securities:
 -emerging markets
•IPOs
•Income trusts
•REITs
•Borrowing for temporary or emergency purposes
(up to 33 1∕3%)
•Junk bonds (up to 5%) •IPOs •Borrowing for temporary or emergency purposes (up to 33 1∕3%)
What other types of risks may potentially or periodically affect the Portfolio?	•Credit quality •Emerging markets •Growth stocks •Interest rate fluctuations •IPO investing •Real estate investment •Risk of investing in junk bonds •Investment company	•Credit quality •Currency volatility •Emerging markets •IPO investing •Risk of investing in junk bonds •Foreign investment

International Equity Portfolios
	SA Fidelity Institutional AM® International Growth	SA JPMorgan Emerging Markets	SA PIMCO RAE International Value	SA JPMorgan Global Equities	SA Morgan Stanley International Equities	SA Putnam International Growth and Income
In what other types of investments may the Portfolio periodically invest?
•Borrowing for
temporary or
emergency
purposes (up to
33 1∕3%)
•Equity securities:
 -Convertible
securities
 -Warrants and
rights
•ETFs
•Forward foreign
currency exchange
contracts
•Futures
•Illiquid
investments (up to
15%)
•IPOs
•Registered
investment
companies
•REITs
•Restricted
securities
•Short-term
investments
		•Equity securities: -warrants •Structured notes •Forward commitments •Junk bonds (up to 5%) •ETFs •Defensive investments •Borrowing for temporary or emergency purposes (up to 33 1∕3%)	•Equity securities: -convertible securities -growth stocks •Currency transactions •Borrowing for temporary or emergency purposes (up to 33 1∕3%)
•Short sales
•Equity securities:
 -convertible
securities
•Illiquid securities
(up to 15%)
•IPOs
•Options
•Borrowing for
temporary or
emergency
purposes (up to
33 1∕3%)
•REITs
•Fixed-income
securities
•Preferred stocks

•Borrowing for
temporary or
emergency
purposes (up to
33 1∕3%)
•IPOs
•Fixed-income
securities
•ADRs, GDRs and
EDRs
•Convertible
securities
•Emerging markets
•Foreign securities
•Forward foreign
currency exchange
contracts
•Illiquid securities
(up to 15%)
•Warrants
•Short-term
investments
•Equity securities: -convertible securities -warrants •Illiquid securities (up to 15%) •Defensive investments •Forward commitments •Borrowing for temporary or emergency purposes (up to 33 1∕3%)
What other types of risks may potentially or periodically affect the Portfolio?	•Convertible securities •Derivatives •Illiquidity •IPO investing •Investment companies	•Credit quality •Risk of investing in junk bonds	•Growth stocks •Convertible securities	•Illiquidity •IPO investing •Short sales risk •Convertible securities •Real estate industry	•Counterparty and third party •Credit quality •IPO investing •Risk of investing in bonds •Currency volatility	•Illiquidity •Convertible securities
SUPPLEMENTAL GLOSSARY
ADRS, GDRS, and EDRS. Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and are deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored.” Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing an unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Asset-Backed Securities. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle that buys high-rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.
Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time of purchase. Therefore, a Portfolio’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.
Bank Capital Securities. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust-preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date) and callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Borrowing. All of the Portfolios (except the SA DFA Ultra Short Bond Portfolio) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1∕3% of its total assets from banks . In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The SA DFA Ultra Short Bond Portfolio may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets.
In the event that asset coverage for a Portfolio’s borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.
To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser or a Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio’s net asset value per share (“NAV”) and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.
Brady Bonds. Foreign securities include, among other things, Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former Secretary of the United States Department of the Treasury (the “Treasury”), Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in “over-the-counter” (“OTC”) secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may lack liquidity. However, an active dealer market may exist for CBOs, CLOs and other CDOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, a Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.
Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption characteristics are relatively rare in the preferred and debt markets today, they may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.
Counterparty and Third Party Risk. Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.
A Currency Basket consists of specified amounts of currencies of certain foreign countries.
Currency Volatility. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.
Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, each Portfolio has become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Portfolio or its service providers, financial intermediaries, or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since a Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Derivatives. A derivative is any financial instrument whose value is derived from one or more securities, currencies, commodities, interest rates, indices or credit events (i.e., stock options, futures, caps, floors, swaps, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed OTC markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. See discussion herein under “Options and Futures.”

The Portfolios currently comply with guidelines established by the Securities and Exchange Commission (the “SEC”) with respect to coverage of certain derivative transactions. These guidelines generally require segregation by a Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. On October 28, 2020, the SEC adopted Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”), which regulates the ability of a Portfolio to enter into derivative transactions and other leveraged transactions. Derivatives are defined by Rule 18f-4 to include short sales and forward contracts, such as TBA transactions, as well as transactions traditionally characterized as derivatives, such as futures, options and swaps. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions “similar to” reverse repurchase transactions, which include certain securities lending transactions that provide leverage to the Portfolio. The Derivatives Rule became effective on February 19, 2021 and the date by which the Portfolios must come into compliance with the Rule is August 19, 2022.
Among other things, Rule 18f-4 treats those derivatives transactions that impose future payment or delivery obligations on the Portfolios as senior securities within the meaning of Section 18 of the 1940 Act. As a result, the Portfolios are prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Portfolio may enter into based on the value-at-risk (“VaR”) of the Portfolio inclusive of derivatives. A Portfolio will generally satisfy the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Portfolio’s own portfolio absent derivatives holdings, as determined by the Portfolio’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If a Portfolio determines that the Relative VaR Test is not appropriate for it in light of its strategy, subject to specified conditions, the Portfolio may instead comply with the Absolute VaR Test. A Portfolio will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Portfolio’s net assets. In addition, among other requirements, Rule 18f-4 requires Portfolios to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Portfolio’s derivatives activities. There remain open issues regarding how the Derivatives Rule will apply to the Portfolios, and, in particular, to those that use more than one sub-adviser. In addition, the Portfolios have not yet determined which Portfolios will be Limited Derivatives Users and, thus, not required to comply with certain aspects of the Derivatives Rule and which will be subject to the full scope of the Rule. Although it is not yet clear how the Derivatives Rule will affect the Portfolios, it is possible that the limits and compliance costs imposed by the Derivatives Rule may limit the ability of Portfolios to enter into Derivatives and modify their investment and risk management strategies, accordingly.
In addition, the Portfolios have not yet determined which Portfolios will be Limited Derivatives Users and, thus, not required to comply with certain aspects of the Derivatives Rule and which will be subject to the full scope of the Rule. Although it is not yet clear how the Derivatives Rule will affect the Portfolios, it is possible that the limits and compliance costs imposed by the Derivatives Rule may limit the ability of the Portfolios to enter into derivatives and modify their investment and risk management strategies, accordingly.
Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
A further risk is that the existence of national policies may restrict a Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Each of SA BlackRock VCP Global Multi Asset Portfolio and SA Schroders Global Allocation Portfolio may invest up to 10% of its assets in securities of emerging market issuers.
Chinese Securities. A Portfolio may invest in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”). Investing in these securities involves special risks, including, but not limited to, an authoritarian government, less developed or less efficient trading markets, nationalization of assets, currency fluctuations or blockage, and restrictions on the repatriation of invested capital. In addition, there is no guarantee that the current rapid growth rate of the Chinese economy will continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder. China is considered to be an emerging market and therefore carries high levels of risk associated with emerging markets. China has experienced security concerns, such as terrorism and strained international relations, as well as major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned. These and other factors could have a negative impact on a Portfolio’s performance and increase the volatility of an investment in the Portfolio.
Russian Securities. In response to political and military actions undertaken by Russia, the United States, the European Union and the regulatory bodies of certain other countries have instituted numerous economic sanctions against certain Russian individuals and Russian entities, such as banning Russia from global payment systems that facilitate cross-border payments. As a result of these sanctions, the value and liquidity of Russian securities and Russian currency have experienced significant declines and Russia’s credit rating has been downgraded. These sanctions have resulted in freezing Russian securities, including securities held in the forms of ADRs and GDRs, and/or funds invested in prohibited assets, impairing the ability of a Portfolio to price, buy, sell, receive or deliver those securities and/or assets. Additional sanctions may be imposed in the future and may adversely impact, among other things, the Russian economy and various sectors of its economy. Further military action, retaliatory actions and other countermeasures that Russia may take, including the seizure of foreign residents’ or corporate entities’ assets, cyberattacks and espionage against other countries and foreign companies, may negatively impact such assets, countries and the companies in which a Portfolio invests. Any or all of these actions could potentially push Russia’s economy into a recession. The sanctions, the continued disruption of the Russian economy, and any related events could have a negative effect on the performance of funds, including a Portfolio, that have exposure to Russian investments.
Stock Connect. A Portfolio may invest in local equity Chinese securities (“China A-Shares”) of certain Chinese-domiciled companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program and on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (each, a “Stock Connect” and collectively, “Stock Connects”) or on such other stock exchanges in China which participate in Stock Connect from time to time. Each Stock Connect is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the SSE or SZSE, as applicable, and the China Securities Depository and Clearing Corporation Limited (“CDCC”) that, among other things, permits foreign investment in the PRC via brokers in Hong Kong.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016, and there is no certainty as to how the regulations governing them will be applied or interpreted. Significant risks exist with respect to investing in China A-Shares through a Stock Connect. China A-Shares may only be bought from, or sold to, the Portfolio when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, if one or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its shares in a timely manner and this could adversely affect the Portfolio’s performance. The China A-Shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio . In addition, same day trading is not permitted on the China A-Shares market, which may inhibit the Portfolio’s ability to enter into or exit trades on a timely basis. PRC regulations require the pre-delivery of cash or securities to a broker before the market opens on the day of selling. If the cash or securities are not in the broker’s possession before the market opens on that day, the sell order will be rejected, which may limit the Portfolio’s ability to dispose of its China A-Shares purchased through a Stock Connect in a timely manner.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s northbound trading link is subject to daily investment quota limitations, which may change. Once these quota limitations are reached, buy orders for China A-Shares through a Stock Connect will be rejected, which could adversely affect a Portfolio’s ability to pursue its investment strategy. China A-Shares purchased through a Stock Connect may only be sold through a Stock Connect and are not otherwise transferrable. Although China A-Shares must be designated as eligible to be traded on a Stock Connect, such shares may lose their eligibility at any time, in which case they may be sold but cannot be purchased through a Stock Connect. Moreover, since all trades of eligible China A-Shares through a Stock Connect must be settled in Renminbi (“RMB”), a Portfolio must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Notably, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares obtained through a Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect the Portfolio’s investments. If a Portfolio holds a class of shares denominated in a local currency other than RMB, the Portfolio will be exposed to currency exchange risk if the Portfolio converts the local currency into RMB for investments in China A-shares. The Portfolio may also incur conversion costs.
A Portfolio’s China A-Shares are held in an omnibus account and registered in nominee name, with Hong Kong Securities Clearing Company Limited (“HKSCC”) (a clearing house operated by HKEX) serving as nominee for the Portfolio . The exact nature and rights of a Portfolio as the beneficial owner of shares through HKSCC as nominee is not well defined under PRC law, and the exact nature and enforcement methods of those rights under PRC law are also unclear. As a result, the title to these shares, or the rights associated with them (i.e., participation in corporate actions, shareholder meetings, etc.) cannot be assured.
ESG Investment Risk. To the extent that a Portfolio considers environmental, social and governance (“ESG”) criteria and application of related analyses when selecting investments, the Portfolio’s performance may be affected depending on whether such investments are in or out of favor and relative to similar funds that do not adhere to such criteria or apply such analyses. Socially responsible norms differ by country and region, and a company’s ESG practices or the Adviser’s assessment of such may change over time. A Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, a Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments in non-U.S. issuers often require subjective analysis and may be relatively more difficult than applying the ESG criteria or related analyses to investments of other issuers because data availability may be more limited with respect to non-U.S. issuers. A Portfolio’s consideration of ESG criteria may result in the Portfolio forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. A Portfolio’s investments in certain companies may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and clean energy initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage.
Exchange Traded Funds (“ETFs”). ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. While some ETFs are passively managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. Most ETFs are investment companies, and, therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. Lack of liquidity in an ETF may result in wider bid-ask spreads.
Fixed Income Securities.  Certain Portfolios may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investor Service (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P Global Ratings (“S&P”), a Division of S&P Global Inc., or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium quality and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Subadvisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the Appendix for a description of each rating category and a more complete description of lower-medium quality and lower-quality debt securities and their risks.
The maturity of debt securities may be considered long- (ten-plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.
Lower-Rated, Fixed Income Securities
Certain Portfolios may invest in below investment grade debt securities, which are considered speculative. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
Lower-rated, fixed income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.
A Portfolio may have difficulty disposing of certain lower-rated, fixed income securities because there may be a thin trading market for such securities. The secondary trading market for high-yield securities is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.
Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated, fixed income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated, fixed income securities are likely to adversely affect a Portfolio’s NAV. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon the default of a portfolio holding or to participate in the restructuring of the obligation.
There are risks involved in applying credit ratings as a method for evaluating lower-rated, fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated, fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser or a Subadviser will monitor the issuers of lower-rated, fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity stays within the parameters of the Portfolio’s investment policies. The Subadvisers will not necessarily dispose of a portfolio security when its ratings have been changed.
Investments in already defaulted securities pose an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.
Foreign Currency
A Portfolio may buy foreign currencies when it believes the value of the currency will increase. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non-U.S. currencies. In addition, a Portfolio’s income from foreign currency-denominated securities is typically denominated in foreign currency. When a Portfolio receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Portfolio for purposes of determining Portfolio distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that a Portfolio earns the income and the time that the income is converted into U.S. dollars, the Portfolio may be required to liquidate other assets in order to make up the shortfall. A Portfolio may also buy foreign currencies to pay for foreign securities bought for the Portfolio or for hedging purposes.
Floating Rate Obligations. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in a reference rate such as the Secured Overnight Financing Rate (SOFR).
LIBOR Risk. A Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. On March 5, 2021, the FCA and LIBOR’s administrator announced that most LIBOR settings will no longer be published after the end of

2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Most LIBOR settings, as well as certain other Reference Rates, such as the Euro Overnight Index Average, ceased to be published or representative after December 31, 2021. Such announcements indicate that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed. These announcements and any additional regulatory or market changes may have an adverse impact on a Portfolio or its investments.
Regulators and market participants are working together to identify or develop successor Reference Rates. It is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Portfolio. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Portfolio or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Portfolio’s performance and/or NAV.
Foreign Securities. Foreign securities are securities of issuers that are economically tied to a non-U.S. country. Except as otherwise described in a Portfolio’s principal investment strategies or as determined by a Portfolio’s subadviser, a Portfolio will consider an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.
A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.
Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Forward Foreign Currency Exchange Contracts (“Forward Contracts”). Forward Contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. Portfolios may enter into Forward Contracts for various purposes, including, but not limited to, facilitating settlement of foreign currency denominated portfolio transactions, attempting to protect securities and related receivables and payables against changes in future foreign exchange rates, hedging portfolio exposure to benchmark currency allocation, managing exposure to certain foreign currencies or enhancing return. Without limiting the foregoing, a Portfolio may also enter into Forward Contracts for hedging purposes, to seek to increase total return, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions was excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the United States Department of the U.S. Treasury (“Treasury”) and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions will not be subject to full regulation by the CFTC or to mandatory margining by counterparties and the Trust under regulations of the CFTC and the regulators of U.S. banks, bank holding companies and other regulated depository institutions (the “Prudential Regulators”). As a result, a Portfolio may not receive certain of the benefits of CFTC regulation or of mandatory bilateral margining for certain of its trading activities, including certain Forward Contracts.
Each of the Portfolios, except for the SA DFA Ultra Short Bond Portfolio, may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.
Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, costs involved in entering into Forward Contracts will reduce the benefit of such contracts.
Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency. Entry into a Forward Contract or a spot contract may also be used to facilitate the purchase or sale of the underlying foreign security or to close-out an existing Forward Contract. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between: the date on which the security is purchased and the date it is sold; the date on which a purchase is planned and the date it is effected; the date on which a dividend payment is declared and the date on which such payment is made or received; and the date on which a hedging transaction is entered into and the date it is terminated.
Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount in exchange for U.S. dollars. In this situation, a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”). In addition, the SA Goldman Sachs Global Bond Portfolio may enter into foreign currency transactions to seek a closer correlation between its overall currency exposures and the currency exposures of its performance benchmark.
The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs.
At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract, net of related transaction costs.
The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved, but transaction costs are charged through a spread. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract as well as the pricing or spread offered.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
The portfolio management team for the SA Goldman Sachs Global Bond Portfolio may manage the foreign exchange risk embedded in foreign securities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to increase returns by seeking to take advantage of foreign exchange fluctuations.
Hybrid Instruments. Hybrid instruments, including indexed and structured securities, combine the elements of derivatives, including futures contracts or options, with those of debt, preferred equity or a depository instrument (each, a “Hybrid Instrument” and collectively, “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.
The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.
Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid Instruments may also carry illiquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation by the CFTC (which generally regulates the trading of commodity interests by U.S. persons), the SEC (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.
Hybrid Instruments include structured investments, which are securities having a return tied to an underlying index or other security or asset. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolios may invest in classes of Structured Securities that are either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these Structured Securities may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed- or floating-rate of interest equivalent to a high-rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
Illiquid Investments. Under the Liquidity Rule (as defined below), no more than 15% of a Portfolio’s net assets may be invested in illiquid investments. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Portfolio’s net assets, the Liquidity Rule and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of a Portfolio’s assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
Income Trust. An income trust is an investment trust that holds income-producing assets and that has issued units that trade like a stock on an exchange. Income trusts attempt to hold assets that will generate a steady flow of income, such as lease payments from an office building. The income is passed on to the unit holders.
Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC that permits a Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for a comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.
Inverse Floaters. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.
IPO Investing. A Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.
Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, such as the Portfolios, to adopt a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Portfolios have implemented their liquidity risk management program (the “Liquidity Program”), and the Board has appointed SunAmerica as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, SunAmerica assesses, manages, and periodically reviews each Portfolio’s liquidity risk and classifies each investment held by a Portfolio as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The liquidity of a Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Portfolio can expect to be exposed to greater liquidity risk.
Loan Participations and Assignments. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolios may be treated as a general creditor of the Lender and may not benefit from any setoff between the Lender and the borrower. A Portfolio will acquire Participations only if the Lenders interpositioned between the Portfolio and the borrower are determined by the Subadviser to be creditworthy. When a Portfolio purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolios’ ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating their NAV.
The highly leveraged nature of many such Loans may make such Loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.
In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Portfolios, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about Loans than about securities. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
The SA MFS Total Return Portfolio may also purchase or trade other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand.
Master Limited Partnerships (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

Effective for taxable years beginning after December 31, 2017 and on or before December 31, 2025, individuals and certain other non-corporate entities, such as partnerships, may claim a deduction for 20% of “qualified publicly traded partnership income,” such as income from MLPs. However, the new law does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in a Portfolio will not.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.
Mortgage-Backed Securities. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) certificates (as defined below), and private mortgage-related securities which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.
The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.
The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:
GNMA Certificates (“GNMA Certificates”). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.
GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration . The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.
FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.
GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.
FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.
Although the U.S. government has provided financial support to FHLMC and FNMA, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Other types of mortgage-backed securities include:
Conventional Mortgage Pass-Through Securities (“Conventional Mortgage Pass-Throughs”) represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For U.S. federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of U.S. federal income tax at the entity level.
The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.
Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.
Collateralized Mortgage Obligations (“CMOs”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs, which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
Stripped Mortgage-Backed Securities (“SMBS”). SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal-only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest-only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield.
Municipal Bonds. Fixed income securities include, among other things, municipal bonds that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from U.S. federal income tax (“Municipal Bonds”). Municipal Bonds include debt securities that pay interest income, which is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Municipal Bonds from revenues from projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Bonds include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty-five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Newly Developed Securities. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.
Non-Diversified Status. The SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio, SA Janus Focused Growth Portfolio and SA MFS Blue Chip Growth Portfolio are considered “non-diversified” investment companies, and the SA Large Cap Growth Index Portfolio may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more of its benchmark index constituents. As a result, under the 1940 Act, the Portfolios are limited (or in the case of the SA Large Cap Growth Index Portfolio, may be limited) only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios still have to meet quarterly diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. As a result of the Code’s diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

Options and Futures. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security or other assets at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, or security or basket of securities at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes. Portfolios may also use Options and Futures for other purposes, including, without limitation, to facilitate trading, to increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.
Options on securities may be traded on a national securities exchange or in the OTC market, options on futures contracts may be traded only on a CFTC-regulated designated contract market and options on commodities and currencies are generally traded in the OTC market. Risks to the Portfolios of entering into option contracts include market risk, assignment risk (i.e., the risk that a clearinghouse will assign an exercise notice to an option writer which will require the holder to settle the option rather than allowing the option to expire while retaining the premium) and, with respect to OTC options, illiquidity risk and counterparty risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.
Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates the Portfolio to sell specified securities, commodities, or other assets to the holder of the option at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security. Under the policies applicable to the Trust, a Portfolio may only write call options up to 25% of its total assets, except for the SA JPMorgan MFS Core Bond Portfolio and the SA PIMCO VCP Tactical Balanced Portfolio, both of which have no limitation.
A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing such options is to generate additional income for a Portfolio through the premiums received. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
The following is more detailed information concerning options on securities, commodity options, futures and options on futures:
Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and, if the option is physically settled, agrees to sell the underlying security or basket of securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio may also write call options that are cash settled. Under cash settlement, instead of purchasing the underlying security or basket of securities upon exercise, the Portfolio is required to pay the holder cash equal to the intrinsic profit embedded in the option based on the difference between specified prices. In both cases, a Portfolio has retained the risk of loss should the price of the underlying security or of the basket of securities decline during the call period, which may be offset to some extent by the premium.
To terminate its obligation on a call it has written, a Portfolio may sell its position or may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the premium received (and, if the option was “covered,” the Portfolio would also retain the underlying security). If a Portfolio could not effect a closing purchase transaction due to lack of a market, it may be required to hold the callable securities until the call expired or was exercised. In the case of OTC options, the options writer may be able to negotiate a termination of the option contract.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price or, if the call is cash settled, to receive the intrinsic profit (which is often measured based on the difference between the strike price and the market price of the underlying security or basket on the exercise date). A Portfolio generally benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment. In some cases, however, a call option can serve as a hedge for other securities or trading strategies held by the Portfolio. For example, if a Portfolio enters into a short sale on securities, a long call option that references those securities can protect the Portfolio against losses in closing out the short position by establishing a fixed purchase price.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period or, if the option is cash settled, an obligation to settle by paying the intrinsic profit. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price (or, if the option is cash settled, the difference between the specified prices does not exceed the specified difference). However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price (or, if cash settled, to pay the intrinsic profit), even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred. A put option may be used to hedge other securities or trading strategies. For example, like a long call option, a cash-settled put option can protect the Portfolio against losses in closing out a short position in the referenced securities.
A Portfolio may sell or effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. In the case of an OTC put option, the Portfolio may be able to negotiate a termination. A Portfolio will realize a profit or loss from sale, a termination or a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price (or, if cash settled, to receive a cash payment equal to the intrinsic profit). Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit). A long put option is often used as a hedge against depreciation in the value of securities held by a Portfolio.
Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put generally will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio, consistent with the current SEC and staff guidance, will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. After the implementation of Rule 18f-4, a Portfolio will be limited in the positions in options that it is authorized to enter into and, assuming the Portfolio is not a Limited Derivatives User, the Portfolio will be required to implement a derivatives risk management program and appoint a derivatives risk manager to oversee its entry into derivatives, including options.
In the case of a listed put option, as long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. If the Portfolio writes an OTC put option, it will be responsible for purchasing the underlying security from the option counterparty (or paying the counterparty the intrinsic profit, for a cash-settled put option) upon exercise. A Portfolio has no control over when it may be required to purchase the underlying security, since the owner of the put option determines if and when to exercise the option. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio sells the option, negotiates a termination of an OTC option or effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice for a listed option, it is thereafter not allowed to effect a closing purchase transaction.
The purchase of a spread option on a security gives a Portfolio the right to put, or sell, a security at a fixed dollar spread or fixed yield spread in relationship to another security. Covered options spread is a strategy sometimes used by one or more Portfolios. Under a covered options spread, the Portfolio owns the securities referenced by two call options sold by the Portfolio or two put options purchased by the Portfolio at different strike price levels. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. Similarly, the risk to a Portfolio in selling covered spread options is that the Portfolio may be required to sell the securities under both options, and the cost of doing so may be greater than the premium received. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.
Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Most currency options are entered into on an OTC basis.
As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.
In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase. A Portfolio may also use options on foreign currencies for various purposes, including, without limitation, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies that it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.
Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined below). When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
The use of options subjects a Portfolio to a number of risks, including market risk and, in the case of OTC options, counterparty risk. In addition, options may not succeed depending upon market conditions. For example, if a Subadviser’s predictions of future movements in the securities markets do not materialize, the use of options may exacerbate the adverse consequences to the Portfolio (e.g., by reducing available cash available for distribution or reinvestment) and may leave the Portfolio in a worse position than if options had not been used. Other risks of using options include contractions and unexpected movements in the prices of the assets underlying the options and bankruptcy of the counterparty.
Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC and because they have been only recently introduced, established trading markets for these securities have not yet developed.
Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium that would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.
Options on securities are subject to position limits established by the exchanges and by the Financial Industry Regulatory Authority (“FINRA”), which restrict the size of the positions that a Portfolio may enter into.
Futures. Certain of the Portfolios may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes, and from time to time for return enhancement. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying securities markets, referred to as the “cash” markets. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities as well as daily postings of cash with a futures commission merchant (the “futures broker”) for posting with the applicable clearinghouse. As the Future is marked to market to reflect changes in its market value, exchanges of margin, known as “variation margin,” are made or received by the Portfolio as a result of changes in the value of the contract and /or changes in the value of the initial margin requirement. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded. Some Futures are physically-settled, which means that, unless the Future is closed out prior to the maturity date, the Portfolio would be required to deliver or take delivery of the referenced asset. Other Futures are cash-settled, which means that the Portfolio would be required to pay or receive cash equal to the intrinsic profit in the contract.
The primary risk to the Portfolios of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying securities. Futures involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid secondary market for a Future and, as a result, a Portfolio may be unable to close out its contracts at a time that is advantageous. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times.
Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed income securities, as well as for other purposes. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the underlying bond or “cash” market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.
Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
The SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio may also invest the Overlay Component in stock index futures, among other equity derivative instruments, to manage the Portfolio’s volatility from its equity exposure. Through the use of index futures, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100% of the Portfolio’s assets.
The SA BlackRock VCP Global Multi Asset Portfolio, the SA Schroders VCP Global Allocation Portfolio and the SA T. Rowe Price VCP Balanced Portfolio invest in exchange-traded futures contracts to manage the volatility of the Portfolios. The SA BlackRock VCP Global Multi Asset Portfolio, the SA Schroders VCP Global Allocation Portfolio and the SA T. Rowe Price VCP Balanced Portfolio may use, as applicable, equity index Futures and/or fixed-income Futures to lower the Portfolios’ expected volatility level. A Portfolio may invest in other types of Futures and in options to hedge or mitigate risks.
T. Rowe Price may invest the Overlay Component of the SA VCP Index Allocation Portfolio in equity index and fixed income Futures to manage the Portfolio’s expected volatility level.  Through the use of Futures, T. Rowe Price may adjust the SA VCP Index Allocation Portfolio’s net equity exposure down to a minimum of 20% or up to a maximum of 100% of the Portfolio’s assets.
Each Subadviser may increase or decrease the net equity exposure or common stock exposure, as applicable, of the SA PIMCO VCP Tactical Balanced Portfolio, the SA BlackRock VCP Global Multi Asset Portfolio, the SA Schroders VCP Global Allocation Portfolio and the SA T. Rowe Price VCP Balanced Portfolio to manage its respective Portfolio’s volatility. In more volatile market environments, a Subadviser may use derivatives, such as Futures contracts and equity index swaps, as applicable, to manage the Portfolio’s volatility of returns from its equity exposure. The Subadviser of the SA PIMCO VCP Tactical Balanced Portfolio may adjust the Portfolio’s net equity exposure down to a minimum of 25% or increase it to a maximum of 80% of the Portfolio’s net assets.
Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. As another example, the SA Goldman Sachs Global Bond Portfolio may enter into futures transactions to seek a closer correlation between its overall currency exposures and its performance benchmark.
Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Foreign currency futures contracts provide similar economics to Forward Contracts except they are generally not physically-settled, require mandatory margining and trade on an exchange.
Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.
The writing of a call option on a long Futures contract on a securities index may be used as a partial hedge against declining prices of the securities in the portfolio that are correlated to the referenced index. Similar to a covered call on a security, if the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. Similarly, the writing of a put option on a Futures contract on a securities index may be used as a partial hedge against increasing prices of securities held by the Portfolio that are correlated with the index referenced under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.
A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.
Limitations on entering into Futures Contracts and Options on Futures. Transactions in options on Futures by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Commodity Exchange Act Regulation. Each Portfolio (other than the SA Schroders VCP Global Allocation and SA PIMCO VCP Tactical Balanced Portfolios) is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each Portfolio is limited in its ability to use futures (which include futures on broad-based securities indexes and interest rate futures) or options on futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio is also subject to certain marketing limitations imposed by CFTC Rule 4.5.
With respect to the SA Schroders VCP Global Allocation and SA PIMCO VCP Tactical Balanced Portfolios, each Portfolio is deemed to be a “commodity pool” and SunAmerica is considered a “commodity pool operator” with respect to the Portfolio under the CEA. SunAmerica is therefore subject to dual regulation by the SEC and the CFTC. The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.
Other Investment Companies. The Portfolios may invest in securities of other investment companies (including ETFs) subject to statutory limitations prescribed by the 1940 Act. ETFs are a widely used type of other investment company. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Portfolio is subject to the above investment restrictions unless the Portfolio has received an order for exemptive relief from the SEC that is applicable to the Portfolio, and the Portfolio takes appropriate steps to comply with any conditions in such order. The SEC has issued an exemptive order to the Trust, which permits certain Portfolios to invest in ETFs and other investment companies beyond the limitations in the 1940 Act, subject to certain terms and conditions. In addition, certain ETFs also have similar exemptive orders. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. See also “Exchange Traded Funds.” Under normal conditions, each of the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio invests approximately 70% to 90% of its assets in the securities of other investment companies.
Partnership Securities. The SA T. Rowe Price VCP Balanced Portfolio may invest in securities issued by publicly traded partnerships or MLPs (together referred to as “PTPs/MLPs”) publicly traded on stock exchanges or markets in the United States such as the New York Stock Exchange (“NYSE”) and NASDAQ.
These entities are various forms of partnerships or limited liability companies that elect to be taxed as partnerships for U.S. federal income tax purposes. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Portfolio if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
Risks involved with investing in PTPs/MLPs include, among other things, risks associated with the (i) partnership structure itself and (ii) specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as “pass-through” entities for tax purposes, they do not ordinarily pay income tax, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). See also “Master Limited Partnerships (“MLPs”).”
Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the REIT securities in the Portfolio’s portfolio. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management. REITs may be leveraged, which increases risk.
Effective for taxable years beginning after December 31, 2017 and on or before December 31, 2025, individuals and certain non-corporate entities, such as partnerships, may claim a deduction for 20% of qualified REIT dividends. Regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.
Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heighted uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolios’ portfolios more challenging.
A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
Brexit/European Union
On March 29, 2017, the United Kingdom (the “UK”) notified the European Council, in accordance with Article 50(2) of the Treaty on European Union, of the UK’s intention to withdraw from the European Union, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the European Union. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in a Portfolio. Due to the recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer term risks that would not have been relevant had the UK not sought to withdraw from the European Union.
Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
Russian Invasion of Ukraine
In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolios are currently restricted from trading in Russian securities, including those in their portfolios. In addition, certain index providers have removed Russian securities from their indices, some of which are designated as benchmarks for certain Portfolios. Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against a Portfolio’s benchmark index or, for index funds, the correlation between a Portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or a Portfolio’s ability to trade in Russian securities will resume. Even if a Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect a Portfolio’s performance and the value and liquidity of an investment in the Portfolio.
See “Emerging Markets– Russian Securities” above for more information with respect to the risks associated with investing in Russian securities.
COVID-19
An outbreak of respiratory disease caused by a novel coronavirus, known as “COVID-19,” was first detected in China in December 2019. It has since been detected internationally and the World Health Organization has declared it a pandemic. The COVID-19 pandemic has resulted in closed borders and travel restrictions, shelter in place orders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, and reduced or suspended production, as well as general concern and uncertainty. The COVID-19 pandemic has also caused volatility in the global financial markets. The impact of

COVID-19, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the financial markets in general in ways that cannot necessarily be foreseen at the present time.
In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may last for a prolonged period of time.
Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that the COVID-19 pandemic and/or other epidemics or pandemics will not disrupt the operations of a Portfolio and its service providers. These disruptions could adversely affect a Portfolio and its shareholders.
Whether or not a Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Restricted Securities. Securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting the sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, a Portfolio will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).
A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Commercial paper issues in which a Portfolio’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above.
Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or a Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See “Investment Restrictions.”
Roll Transactions. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.
Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser’s or Subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments that generally affect that sector.
Securities Lending. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1∕3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio and are at all times secured by cash, U.S. government securities or certain bank letters of credit. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which, in the case of cash collateral, will be invested in short-term highly liquid obligations. The market value of loaned securities is monitored daily and the borrower is required to deposit additional collateral whenever the market value of the loaned securities rises or the value of the non-cash collateral declines. A borrower is not required to deposit additional collateral if a loan becomes under-collateralized as a result of declines in the market value of securities in which the cash collateral is invested. A loan may be terminated by the borrower on one business day’s notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. The Portfolio may also suffer losses if the value of the securities in which cash collateral is invested declines. In addition to the fees paid to the lending agent, the Portfolio may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities.
Since voting or consent rights that accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.
Each Portfolio, except for the SA DFA Ultra Short Bond Portfolio, may lend securities; however, at the present time no Portfolio engages in securities lending.
Short Sales. Short sales in equity securities are effected by selling a security that a Portfolio does not own but which it borrows. To complete a short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
Under current SEC guidance, short sales are subject to asset segregation. Until a Portfolio replaces a borrowed security, the Portfolio will segregate, and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Short sales in debt securities are generally effected through reverse repurchase transactions. Under a reverse repurchase transaction, a Portfolio would sell a bond to a counterparty for cash and an agreement to resell the bond to the Portfolio at an agreed price. Reverse repurchase transactions subject Portfolios to substantially the same risks as short sales of equity securities.
Certain Portfolios may engage in short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) is generally treated as a sale by the Portfolio for U.S. federal income tax purposes. A Portfolio will generally recognize any gain (but not loss) for U.S. federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales, except for the SA VCP Dynamic Allocation Portfolio, SA VCP Dynamic Strategy Portfolio and SA JPMorgan MFS Core Bond Portfolio, which have no limitation.
The Derivatives Rule treats short sales of securities as derivatives and subjects such transactions to the VaR limits, unless a Portfolio entering into such transactions is a Limited Derivatives User. In addition, the Derivatives Rule treats certain securities lending transactions entered into by a Portfolio to facilitate short sales, fails or similar transactions by third parties as transactions that are similar to reverse repurchase transactions and as senior securities, as described in Section 18 of the 1940 Act. Rule 18f-4 limits the ability of Portfolios to enter into short selling transactions and may limit their ability to lend portfolio securities, unless the collateral for such transactions was limited to cash and cash equivalents.
Short-Term Investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when the Adviser or Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. Although each Portfolio may invest in short-term investments, the SA DFA Ultra Short Bond Portfolio invests principally in short-term investments. Common short-term investments include, but are not limited to:
Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.
Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks. The SA DFA Ultra Short Bond Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the SA DFA Ultra Short Bond Portfolio is fully insured by the Federal Deposit Insurance Corporation (“FDIC”).
Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return. The SA DFA Ultra Short Bond Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the SA DFA Ultra Short Bond Portfolio is fully insured by the FDIC.
Commercial Paper. Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes.
Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.
Variable Amount Master Demand Notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with variable amount master demand note arrangements, the Adviser or a Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser or a Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.
Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.
U.S. Government Securities. Debt securities maturing generally within 12 months of the date of purchase and include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.
Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser or a Subadviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.
Special Situations. As described in the Prospectus, certain Portfolios may invest in “special situations.” A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Standby Commitments. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Portfolio is paid a commitment fee, regardless of whether the security ultimately is issued. A Portfolio may enter into standby commitment agreements to enhance the liquidity of portfolio securities, but only when the issuers of the commitment agreements present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser or a Subadviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
Swaps.  Basis Swap. A basis swap is an interest rate swap where two floating-rate securities are exchanged between parties. In these swaps, the floating rates are based on two different rate sources (e.g., 1-month USD T-bill for 1-month USD Libor).
Credit Default Swaps, Inflation Swaps, Total Return Swaps, Interest-Rate Swaps, Currency Swaps, Options on Swaps and Interest-Rate Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Interest-rate swaps are either individually negotiated, or certain swaps are standardized and must be executed on an electronic trading facility or exchange and centrally cleared. However, in each case, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. The Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make, if any. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. To the extent interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated or, if centrally cleared, are correlated to the Portfolios’ investment positions, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.
The Portfolios, other than the SA Federated Hermes Corporate Bond Portfolio, SA JPMorgan MFS Core Bond Portfolio and the SA PIMCO VCP Tactical Balanced Portfolio, will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Fitch Ratings, Inc. (“Fitch”) or Aa or P-1 or better by Moody’s, or is determined to be of equivalent quality by the applicable Subadviser. The SA Federated Hermes Corporate Bond Portfolio and SA JPMorgan MFS Core Bond Portfolio have the ability to enter into swaps and swap-related transactions (such as caps and floors) if the unsecured commercial paper, senior debt, or the claims-paying ability of the other party thereto is rated A or better by S&P, Fitch or Moody’s, or if unrated, are determined by the Subadviser to be of comparable quality.
Currently, the SA Goldman Sachs Global Bond Portfolio may invest up to 5% of its net assets in credit default swaps, currency swaps and option on swaps. The SA Federated Hermes Corporate Bond Portfolio may invest up to 5% in credit default swaps and up to 10% of net assets for all other derivatives, including currency swaps, total return swaps, interest rate swaps, caps, floors and collars.
Credit Default Swaps. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash-settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally receives the difference in value between the full notional value of the swap and the value of an equal face amount of deliverable obligations of the reference entity based on a settlement mechanic operated by ISDA. As a seller, a Portfolio generally receives an upfront payment or a fixed-rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the settlement amount of the swap.
Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the Adviser/Subadviser, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the Adviser/Subadviser, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.
For purposes of applying the Portfolios’ investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, in applying certain of the Portfolios’ investment policies and restrictions, the Portfolio will value the credit default swap at its notional amount or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Credit default swap agreements on credit indices (“CDXs”) are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in other derivative instruments.
Cross-Currency Swap. A cross-currency swap is an interest rate swap agreement where the two instruments are denominated in two different currencies. Each agreement comprises both long and short exposures based on the reference legs of the swap. Cross-currency swaps are always long one currency and short another (non-base) currency simultaneously. These instruments are generally considered to be swaps regulated by the CFTC.
Currency Swaps. Currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of currency swap contracts may extend for many years. Currency swaps are usually negotiated with commercial and investment banks. Some currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows. These instruments generally are considered to be swaps regulated by the CFTC.
Equity Swaps Agreements. Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security, basket or narrow-based index (e.g., generally nine or fewer securities). Equity swaps, a type of total return swap, are security-based swaps that are securities, regulated by the SEC that are typically entered into for the purpose of investing in a security, basket or narrow-based index without owning or taking physical custody of securities. Counterparties to the Portfolio on equity swaps on single name securities, baskets or narrow-based indices are required to be registered as security-based swap dealers.
An equity swap on a broad based index is a swap that is regulated by the CFTC. As is required with respect to dealers in all swaps, counterparties doing business as a dealer must be registered with the CFTC as a swaps dealer.
Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. Consistent with current SEC guidance, the Portfolio will segregate cash or other liquid securities in an amount having an aggregate NAV at least equal to the accrued excess of the Portfolio’s obligations over its entitlements with respect to each equity swap. The Portfolio currently is required to post variation margin to and collect variation margin from counterparties to equity swaps that are CFTC regulated or entered into with a swap dealer subject to regulation by the Prudential Regulators. In addition, securities-based swaps that are equity swaps and that are entered into with non-bank counterparties are subject to posting and collection of variation margin. Equity swaps are also subject to initial margining requirements.
Inflation Swaps. Inflation swap agreements are contracts, regulated as swaps by the CFTC, in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index (“CPI”), over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).
The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swaps discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.
The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and, in accordance with current SEC guidance, an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio.
Options on Swaps. Certain Portfolios may enter into swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a Swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a Swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Swaptions are regulated by the CFTC as swaps.
Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
Total Return Swaps. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.
U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

U.S. Treasury Inflation Protection Securities. U.S. Treasury inflation protection securities are issued by the Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and the securities pay interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.
The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.
Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) or TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. Separate Trading of Registered Interest and Principal of Securities components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.
Value Investing. A Portfolio’s emphasis on securities believed to be under-valued by the market may use a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.
When a Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Portfolio to sell the securities or to value them based on actual trades.
Warrants and Rights. Warrants and rights give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.

When-Issued, Delayed-Delivery and Forward Commitment Securities. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolios will generally purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolios may dispose of or negotiate a commitment after entering into it. The Portfolios may realize capital gains or losses in connection with these transactions. Each Portfolio is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Portfolio’s obligations are otherwise covered. Alternatively, each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. The higher yield and interest rates on PIK bonds reflects a payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK bonds may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of increasing the assets under management and, thereby, increasing the management fees at a compounding rate. In addition, the deferral of PIK interest also reduces the loan to value ratio at a compounding rate.
These investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and that, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE
The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as each Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written listed options on securities or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.
A listed securities option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s NAV being more sensitive to changes in the value of the underlying investments. Listed securities options are subject to position limits established by the applicable exchanges, with respect to listed options, and by FINRA, with respect to OTC options.
Transactions in listed options on futures by a Portfolio are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Consistent with current SEC guidance, a Portfolio will segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis.
Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (subject to exemption from the Treasury of physically-settled Forward Contracts from many of the requirements), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain interest rate swaps and index-based credit default swaps must be centrally cleared and traded through a regulated market or facility). Derivatives submitted for central clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. The CFTC and Prudential Regulators also have imposed variation margin requirements on non-cleared OTC derivatives. The SEC finalized non-cleared margin requirements for security-based swaps, that became effective in October 2021. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with OTC derivatives transactions.
In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The implementation of these requirements with respect to derivatives, along with implementation of initial margin posting and additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs and risks to a Portfolio of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.
As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC and/or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.
The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has adopted similar requirements on the OTC derivatives that it regulates that become effective in 2021. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.
OTC derivatives dealers are currently required to register with the CFTC and, with respect to security-based swaps, are required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Portfolios as market changes continue to be implemented.
In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In January 2020, the CFTC proposed new rules regarding speculative position limits. These rules, if adopted in substantially the same form, will impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.
As noted above, the SEC adopted the Derivatives Rule on October 28, 2020. The Portfolios will be required to implement and comply with the Derivatives Rule by August 19, 2022. Once implemented, the Derivatives Rule will impose limits on the amount of derivatives a Portfolio may enter into, eliminate the asset segregation framework currently used by the Portfolios to comply with Section 18 of the 1940 Act, treat derivatives as senior securities, and require Portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Recently, the CFTC adopted final amendments to Part 190 of its regulations, which govern bankruptcy proceedings for futures brokers and derivatives clearing organizations. The amendments enhance protections available to the Trust and shareholders of the Portfolios upon the bankruptcy of such intermediaries, who act in respect to cleared derivatives.
These regulations have enhanced the protections available to funds engaged in derivatives transactions but have also increased the costs of engaging in such transactions.
Asset Coverage for Certain Derivative Transactions. Consistent with current SEC guidance, the Portfolios comply with guidelines established by the SEC with respect to asset coverage requirements for certain derivatives transactions. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. With respect to futures and forward contracts that are not contractually required to “cash-settle,” for example, a Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to “cash-settle,” however, a Portfolio sets aside liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. Segregated assets cannot be sold or transferred unless an equivalent amount of assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.
As another example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies. Each Portfolio’s Subadviser will monitor a Portfolio’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Portfolio’s portfolio investments.
In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.
Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If an Adviser’s or Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to initial and variation margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.
If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if a Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.
SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD,
HIGH RISK BONDS AND SECURITIES RATINGS
High-Yield, High Risk Bonds may present certain risks, which are discussed below:
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Sensitivity to Interest Rate and Economic Changes—High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s NAV.
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Payment Expectations—High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
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Illiquidity and Valuation—There may be little trading in the secondary market for particular bonds, which may adversely affect a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
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The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, a Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.
The following are additional restrictions and/or requirements or restate previous information disclosed elsewhere in the Prospectus and/or this SAI concerning the Portfolios’ investments in high-yield, high risk bonds:
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The SA Federated Hermes Corporate Bond Portfolio will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields, and only up to 35% of net assets. There is no limit with respect to the rating categories for securities in which the Portfolio may invest.
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All securities purchased by the SA Goldman Sachs Global Bond Portfolio will be rated, at the time of purchase, at least BBB- by a NRSRO or, if unrated, will be determined by the Adviser or Subadviser to be of comparable quality. However, at least 10% of the Portfolio’s total assets will be invested in securities having a rating from an NRSRO of AAA or Aaa at the time of purchase (as long as the overall credit quality of the Portfolio does not fall below a rating of A). In addition, the Portfolio may invest a maximum of 10% of net assets in securities rated below investment grade, which would include corporate high-yield, emerging market debt and other securities (including CoCos in an amount up to 5% of its net assets). Unrated securities will be determined by the Adviser or Subadviser to be of comparable quality. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates. If a security satisfies the Portfolio’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Portfolio will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Portfolio to be lower than that stated in the Prospectus. Furthermore, during this period, the Subadviser will only buy securities at or above the Portfolio’s average rating requirement.
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The SA PineBridge High-Yield Bond Portfolio may invest without limitation in bonds rated as low as Ca by Moody’s or C by S&P (or unrated but considered by its Subadviser of equivalent quality). In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody’s or D by S&P.
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The SA JPMorgan Diversified Balanced Portfolio may invest up to 15% of its total assets (measured at the time of investment) in securities rated below BBB by S&P or Baa3 by Moody’s.
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The SA MFS Total Return Portfolio may invest in fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch and comparable unrated securities. The Portfolio may also invest up to 10% in securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch and comparable unrated securities (“junk bonds”).
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The SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio normally do not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high risk bonds.
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The SA Invesco Main Street Large Cap Portfolio may invest in convertible securities without regard to their rating. The nonconvertible fixed income securities in which the SA Invesco Main Street Large Cap Portfolio may invest must be rated, at the time of purchase, BBB or better by S&P, Baa by Moody’s or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.
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The SA AB Growth Portfolio may invest up to 10% in convertible securities rated below BBB by S&P or Baa by Moody’s or be determined by the Subadviser to be of comparable quality (i.e., junk bonds).
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The SA Fidelity Institutional AM® Real Estate Portfolio may not invest more than 5% of its total assets in junk bonds.
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The SA Franklin Small Company Value Portfolio and SA AB Small & Mid Cap Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.
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The SA JPMorgan Mid-Cap Growth Portfolio may invest up to 10% of its net assets in nonconvertible fixed income securities rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch and comparable unrated securities.
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The SA Putnam International Growth and Income Portfolio may invest up to 20% of its total assets in bonds rated as low as C by Moody’s or S&P, or unrated bonds that the Subadviser determines to be of comparable quality.
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The SA JPMorgan Emerging Markets Portfolio may invest in both higher-rated and lower-rated fixed income securities and is not subject to any restrictions based on credit rating.
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The SA Franklin BW U.S. Large Cap Value, SA Franklin Systematic U.S. Large Cap Value, SA Large Cap Index, SA JPMorgan Global Equities, SA JPMorgan Equity-Income, SA Morgan Stanley International Equities and SA MFS Massachusetts Investors Trust Portfolios may not invest in junk bonds.
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The fixed income component of the SA PIMCO VCP Tactical Balanced Portfolio may invest up to 5% of the Portfolio’s total assets in junk bonds rated CCC or higher by Moody’s or equivalently rated by Standard & Poor’s or Fitch, or if unrated, determined by the Subadviser to be of comparable quality.
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Each of the SA BlackRock VCP Global Multi Asset Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced Portfolio may invest up to 10% of its net assets in high-yield debt securities.
Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.
U.S. Corporate High-Yield Fixed Income Securities offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants, subject to the following:
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The SA PineBridge High-Yield Bond and SA JPMorgan MFS Core Bond Portfolios may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and limited partnership interests).

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The SA Federated Hermes Corporate Bond Portfolio may hold up to 5% of its total assets in equity securities received in connection with fixed income securities owned by the Portfolio.
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The SA DFA Ultra Short Bond, SA Goldman Sachs Global Bond, SA Franklin Systematic U.S. Large Cap Value, SA Large Cap Index, SA Franklin BW U.S. Large Cap Value and SA JPMorgan Global Equities Portfolios may not invest in warrants.
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The SA DFA Ultra Short Bond, SA Goldman Sachs Global Bond, SA Large Cap Index, SA JPMorgan Equity-Income, SA Franklin BW U.S. Large Cap Value, SA Franklin Systematic U.S. Large Cap Value and SA AB Growth Portfolios may not invest in rights.
The Portfolios, other than the SA JPMorgan MFS Core Bond Portfolio and the SA PIMCO VCP Tactical Balanced Portfolio, may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.
SUPPLEMENTAL INFORMATION ABOUT INDEX AND PASSIVELY MANAGED FUNDS
The investment goal of the SA Emerging Markets Equity Index Portfolio is investment results that correspond with the performance of the stocks included in the MSCI Emerging Markets Index. The MSCI Emerging Markets Index provides investors with a benchmark for companies in emerging markets around the world. The index consists of 27 countries representing 10% of world market capitalization. The Index includes a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 27 countries.
The investment goal of the SA Fixed Income Index Portfolio is investment results that correspond with the performance of the securities included in the Bloomberg US Government/Credit Index (the “Government/Credit Index”). The Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-income Treasuries, government-related and corporate securities that have a remaining maturity of greater than one year.
The investment goal of the SA Fixed Income Intermediate Index Portfolio is investment results that correspond with the performance of the securities included in the Bloomberg Intermediate U.S. Government/Credit Index (the “Index”). The Index is a broad-based, fixed income index that measures the performance of U.S. dollar-denominated Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.
The investment goal of the SA International Index Portfolio is investment results that correspond with the performance of the stocks included in the MSCI EAFE Index (the “EAFE Index”). The EAFE Index measures the performance of mid- and large-capitalization equity securities in European, Australasian and Far Eastern markets.
The investment goal of the SA Large Cap Growth Index Portfolio is investment results that correspond with the performance of the securities included in the S&P 500® Growth Index. The S&P 500® Growth Index is the growth segment of the S&P 500® Index, widely regarded as the best single gauge of large-cap U.S. equities. The growth segment is determined using three factors: sales growth, the ration of earnings change to price, and momentum.
The investment goal of the SA Large Cap Index Portfolio is investment results that correspond with the performance of the stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”). The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The SA Large Cap Index Portfolio may trade in AIG stock if such stock is represented in the S&P 500 Index.
The investment goal of the SA Large Cap Value Index Portfolio is investment results that correspond with the performance of the stocks included in the S&P 500® Value Index. The S&P 500® Value Index is the value segment of the S&P 500® Index. The value segment is determined using three factors: the ratios of book value, earnings and sales to price.
The investment goal of the SA Mid Cap Index Portfolio is investment results that correspond with the performance of the stocks included in the S&P MidCap 400® Index. The S&P MidCap 400® Index measures the performance of mid-sized companies in the U.S. equity market.
The investment goal of the SA Small Cap Index Portfolio is investment results that correspond with the performance of the stocks included in the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and represents approximately 10% of the total market capitalization of that index.

INVESTMENT RESTRICTIONS
The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.
All percentage limitations expressed in the following investment restrictions are measured at the time of purchase, except with respect to the Portfolios’ borrowing policy and illiquid security policy.
Fundamental Investment Restrictions Applicable to All Portfolios
Each Portfolio may not:
1.
Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.
Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.
Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.
Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.
Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.
Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
The following fundamental investment restriction is applicable to all Portfolios except the SA DFA Ultra Short Bond Portfolio, the SA Emerging Markets Equity Index Portfolio, the SA Fixed Income Index Portfolio, the SA Fixed Income Intermediate Index Portfolio, SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA International Index Portfolio, SA Mid Cap Index Portfolio, the SA Large Cap Growth Index Portfolio, the SA Large Cap Value Index Portfolio, the SA Mid Cap Index Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, and the SA Small Cap Index Portfolio:
7.
Each Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.
The following fundamental investment restriction is applicable to the SA Emerging Markets Equity Index Portfolio, the SA Fixed Income Index Portfolio, the SA Fixed Income Intermediate Index Portfolio, the SA International Index Portfolio, the SA Large Cap Growth Index Portfolio, the SA Large Cap Value Index Portfolio, the SA Mid Cap Index Portfolio and the SA Small Cap Index Portfolio:
8.
Each Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries.
The following fundamental investment restriction is applicable to the SA DFA Ultra Short Bond Portfolio:

The SA DFA Ultra Short Bond Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except that, if deemed advisable, it may invest without limit in obligations of domestic commercial banks.
The following fundamental investment restriction is applicable to each of the SA Fidelity Institutional AM® Real Estate Portfolio and SA Franklin Systematic U.S. Large Cap Value Portfolio:
Each Portfolio may not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Portfolio would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Portfolio.
The Portfolios’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.
With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.
With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio if it invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.
With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.
With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.
With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries. The SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio do not consider investment companies to be an industry for purposes of this restriction and the investment by a Portfolio in an Underlying Portfolio that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Portfolio in that particular industry or group of industries. The SA Fidelity Institutional AM® Real Estate and SA Franklin Systematic U.S. Large Cap Value Portfolios concentrate in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Portfolio. The SA Fidelity Institutional AM® Real Estate Portfolio invests in securities of real estate companies.
Non-Fundamental Investment Restrictions
In addition to the foregoing, the SA DFA Ultra Short Bond Portfolio has adopted the following non-fundamental policies, which may be changed by the Board without shareholder approval. Under these restrictions, the SA DFA Ultra Short Bond Portfolio may not:
a.
Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of the Portfolio’s total assets would be so invested.
b.
Pledge or hypothecate its assets.

c.
Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and SAI, as amended from time to time.
d.
Invest in securities of other investment companies except to the extent permitted by applicable law and the Prospectus and SAI, as amended from time to time.
It is the investment management policy of the Portfolio not to issue senior securities and not to invest in real estate, commodities or commodities contracts.
In addition to the foregoing, SA Fidelity Institutional AM® Real Estate, the SA AB Growth, SA AB Small & Mid Cap Value, SA Federated Hermes Corporate Bond, SA Franklin BW U.S. Large Cap Value Portfolio, SA Franklin Small Company Value, SA Franklin Systematic U.S. Large Cap Portfolio, SA Goldman Sachs Global Bond, SA Invesco Growth Opportunities, SA Invesco Main Street Large Cap, SA Janus Focused Growth, SA JPMorgan Diversified Balanced, SA JPMorgan Emerging Markets, SA JPMorgan Equities-Income, SA JPMorgan Global Equities, SA JPMorgan MFS Core Bond, SA JPMorgan Mid-Cap Growth, SA Large Cap Index, SA MFS Blue Chip Growth, SA MFS Massachusetts Investors Trust, SA MFS Total Return, SA Morgan Stanley International Equities, SA PIMCO RAE International Value, SA PIMCO VCP Tactical Balanced, SA PineBridge High-Yield Bond, SA Putnam International Growth and Income, SA VCP Dynamic Allocation and SA VCP Dynamic Strategy have each adopted the following non-fundamental policies, which may be changed by the Board without shareholder approval. Under these restrictions, the Portfolios may not:
a.
Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s net assets would be so invested.
b.
Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and SAI, as amended from time to time.
c.
Other than the SA JPMorgan Emerging Markets Portfolio, pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the SA Federated Hermes Corporate Bond, SA Invesco Main Street Large Cap, SA JPMorgan Balanced, SA JPMorgan MFS Core Bond and SA PineBridge High-Yield Bond Portfolios may pledge assets in reverse repurchase agreements.
d.
Invest in companies for the purpose of exercising control or management.
e.
Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.
f.
Sell securities short except to the extent permitted by applicable law.
g.
Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and SAI, as amended from time to time.
h.
Issue any senior securities except as permitted by the 1940 Act, other than, with respect to SA Franklin Small Company Value and SA Large Cap Index Portfolios, as set forth in fundamental investment restriction number 4 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.
Diversification
Each of the Portfolios, except the SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio, SA Janus Focused Growth Portfolio and SA MFS Blue Chip Growth Portfolio, is currently classified as a diversified fund under the 1940 Act. This means that a Portfolio (other than the SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio, SA Janus Focused Growth Portfolio and SA MFS Blue Chip Growth Portfolio) may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer (except, in the case of the SA Large Cap Growth Index Portfolio, as may be necessary to approximate the composition of its benchmark index) or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

Each of the SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio, SA Janus Focused Growth Portfolio and SA MFS Blue Chip Growth Portfolio is currently classified as a non-diversified fund under the 1940 Act. As a result, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios still have to meet quarterly diversification requirements under the Code in order to qualify as regulated investment companies. As a result of the Code’s diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

TRUSTEES AND OFFICERS OF THE TRUST
The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367. As mentioned above, Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS” or the “Distributor”) and other affiliates of SunAmerica.
Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Independent Trustees
Garrett F. Bouton Age: 77	Trustee	2007– Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	80	Chairman/Director, The LECG Company (consulting services) (2006-2010).
Tracey C. Doi[5] Age: 61	Trustee	2021– Present	Chief Financial Officer of Toyota Motor North America (2000-Present); Board Member, City National Bank (2016-Present); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese American National Museum (2005-Present); Board Member, 2020 Women on Boards (nonprofit leadership organization) (2017- Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020- Present); Board Member, Quest Diagnostics Incorporated (2021-Present).	80	None.
Jane Jelenko Age: 73	Trustee	2006– Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	80	Director, Countrywide Bank (banking) (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012-2018).

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Gilbert T. Ray Age: 77	Trustee	2001– Present	Retired Partner, O’Melveny & Myers LLP (law firm) (2000-Present).	80
Director, Advance Auto
Parts, Inc. (retail-auto &
home supply stores) (2002-
2018); Director, Watson,
Wyatt Worldwide
(services– management
consulting services) (2000-
2018); Director, DineEquity
(services– restaurant)
(2004-Present); Director,
Diamond Rock Hospitality
(financial– real estate)
(2005-Present); Director,
Towers Watson & Co.
(services– management
consulting services) (2010-
2018).

Charles H. Self III[5] Age: 64	Trustee	2021– Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-Present); Chief Investment Officer of Sumnicht & Associates (2014-Present).	80	None.
Bruce G. Willison Age: 73	Trustee and Chairman	2001– Present	Professor of Management, Anderson School at UCLA (1999-2011); Dean, Anderson School at UCLA (1999-2005); co-founder, Grandpoint Capital, Inc. (2009-2010).	80
Director, Grandpoint Bank
(banking) (2011-Present);
Director, Indy Mac Bancorp
(banking) (2003-2008);
Director, Move, Inc.
(internet real estate site)
(2003-Present); Director,
Health Net, Inc. (health
insurance plan) (2000-2016).

Interested Trustee
John T. Genoy[6] Age: 53	President and Trustee	2021– Present	President (since 2021) and Chief Operating Officer (“COO”) (since 2006), SunAmerica; Chief Financial Officer and Director, SunAmerica (2002-2021); Senior Vice President, SunAmerica (2004-2021).	80	None.

1
Trustees serve until their successors are duly elected and qualified.
2
The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (61 portfolios); SST (19 portfolios); and VALIC Company I (37 portfolios).
3
Number includes the Trust (61 portfolios) and SST (19 portfolios).
4
Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
5
Effective March 5, 2021, each of Ms. Doi and Mr. Self was appointed as an Independent Trustee to the Trust’s Board.
6
Effective October 5, 2021, Mr. Genoy was appointed as an Interested Trustee to the Trust’s Board. Mr. Genoy is considered to be an Interested Trustee based on his positions with SunAmerica.
Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory R. Kingston Age: 56	Treasurer and Principal Financial Officer/Principal Accounting Officer	2014– Present	Senior Vice President, SunAmerica (2014-Present); Vice President, SunAmerica (2001-Present); Head of Mutual Fund Administration, SunAmerica (2014-Present).
Christopher C. Joe Age: 53	Vice President and Chief Compliance Officer	2017– Present
Chief Compliance Officer, Seasons Series Trust, SunAmerica
Series Trust and VALIC Company I (2017-Present); Chief
Compliance Officer, VALIC Retirement Services Company
(2017-Present); Chief Compliance Officer, Invesco PowerShares
(2012-2017); Chief Compliance Officer, Invesco Investment
Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco
Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco
Advisers, LLC (2014-2015).

Gregory N. Bressler Age: 55	Vice President and Assistant Secretary	2005– Present	Assistant Secretary, SunAmerica (2021-Present); Senior Vice President and General Counsel, SunAmerica (2005-Present).
Kathleen D. Fuentes Age: 53	Chief Legal Officer, Vice President and Secretary	2015– Present	Vice President and Deputy General Counsel, SunAmerica (2006- Present).
Matthew J. Hackethal Age: 50	Anti-Money Laundering Compliance Officer	2006– Present	Acting Chief Compliance Officer, SunAmerica (2016-2017); Chief Compliance Officer, SunAmerica (2007-Present); and Vice President, SunAmerica (2011-Present).
Donna McManus Age: 61	Vice President and Assistant Treasurer	2014– Present	Vice President, SunAmerica (2014-Present); Managing Director, BNY Mellon (2009-2014).
Shawn Parry Age: 49	Vice President and Assistant Treasurer	2014– Present	Vice President, SunAmerica (2014-Present); Assistant Vice President, SunAmerica (2005-2014).
Salimah Shamji Age: 50	Vice President	2020– Present	Vice President, SunAmerica (2008-Present).
Christopher J. Tafone Age: 47	Vice President and Assistant Secretary	2021– Present (Vice President); (2016-Present) (Assistant Secretary)	Vice President, SunAmerica (2016– Present); Associate General Counsel, AIG Life & Retirement (2016– Present).
Leadership Structure of the Board
Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SunAmerica and for certain Portfolios, has engaged a Subadviser, to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing SunAmerica, the Subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust (“Declaration”) and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently comprised of seven members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SunAmerica is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Willison, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Ethics Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadvisers and the Portfolios’ other service providers (including the Portfolios’ distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.
Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years of experience in the investment services industry. Mr. Bouton also serves as a board member on non-profit organizations.
Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.
Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.
Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax-exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trust with valuable insights into compensation, audit and governance issues.
Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.

John T. Genoy. Mr. Genoy has served as a Trustee since 2021. He currently serves as President and COO of SunAmerica and President of the Trust and of SST. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.
The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and SST (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of AGL or its affiliates for attendance at meetings of the Board. Effective January 1, 2020, the annual fee of $195,000 increased to $205,000. Trustees are compensated $2,500 for special in-person or telephonic Board meetings. The Independent Chairman receives an additional retainer fee of $67,500. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.
Each Independent Trustee serves on each Committee of the Board and Mr. Genoy serves on the Ethics Committee. Members of each Committee serve without compensation, except that Ms. Jelenko, as Audit Committee Chair, receives an additional retainer fee of $12,500 and Mr. Ray, as Nomination Committee Chair, receives an additional retainer fee of $7,500.
The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolios’ independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolios and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 5 times during the fiscal year ended January 31, 2022.
The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 3 times during the fiscal year ended January 31, 2022.
The Ethics Committee is responsible for applying the code of ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the code of ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Trust’s code of ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met 2 times during the fiscal year ended January 31, 2022.
As of January 31, 2022, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES
The following table shows the dollar range of shares beneficially owned by each Trustee.
Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Garrett F. Bouton	$0	$0
Carl D. Covitz[3]	0	0
Tracey C. Doi[4]	0	0
Jane Jelenko	0	0
Gilbert T. Ray	0	0
Charles H. Self III[4]	0	0
Allan L. Sher[3]	0	0
Bruce G. Willison	0	0
Interested Trustee	0	0
John Genoy	0	0

1
Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust.
2
Includes the Trust (61 portfolios) and SST (19 portfolios).
3
Each of Mr. Covitz and Mr. Sher retired from the Board as of the close of business on December 31, 2021.
4
Effective March 5, 2021, each of Ms. Doi and Mr. Self was appointed as an Independent Trustee to the Trust’s Board.
As of December 31, 2021, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser, a Subadviser or the Distributor or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.
Compensation of Trustees
The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AGLIC or its affiliates, for his/her services as Trustee for the fiscal year ended January 31, 2022.
TRUSTEE	AGGREGATE COMPENSATION FROM THE PORTFOLIOS IN THIS SAI	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES[1]
Garrett F. Bouton	$172,822	—	$212,500
Carl D. Covitz[2]	156,846	—	192,917
Tracey C. Doi[3]	170,786	—	210,000
Jane Jelenko	178,725	—	219,792
Gilbert T. Ray	178,905	—	220,000
Charles H. Self III[3]	170,786	—	210,000
Allan L. Sher[2]	163,104	—	200,625
Bruce G. Willison	227,651	—	280,000

1
As of January 31, 2022, the Fund Complex included the Trust (61 portfolios), VALIC Company I (37 funds), and SST (19 portfolios).
2
Each of Mr. Covitz and Mr. Sher retired from the Board as of the close of business on December 31, 2021.
3
Ms. Doi and Mr. Self were appointed as Trustees to the Trust as of March 5, 2021.
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at Harborside 5,

185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311, is a majority-owned subsidiary of AGL, which in turn is an indirect, majority-owned subsidiary of AIG, a U.S.-based international insurance organization.
AIG, a Delaware corporation, is a holding company that, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.
Terms of the Advisory Agreement
The Advisory Agreement provides that SunAmerica shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.
The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.
Under the terms of the Advisory Agreement, SunAmerica is not liable to the Trust, or any Portfolio, or to any other person, for any act or omission by it or for any losses sustained by a Portfolio or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
Advisory Fees
As compensation for its services, the Adviser receives from each Portfolio a fee, accrued daily and payable monthly, based on average daily net assets at the following annual rates:
Portfolio	Fee Rate (as a % of average daily net asset value)
SA AB Growth Portfolio	0.70% to $50 million
0.65% next $100 million
0.60% over $150 million
SA AB Small & Mid Cap Value Portfolio[1]	0.95% to $250 million
0.90% over $250 million
SA BlackRock Multi-Factor 70/30 Portfolio[2]	0.65% to $250 million
0.60% over $250 million
SA BlackRock VCP Global Multi Asset Portfolio[3]	0.86% to $500 million
0.84% next $2.5 billion
0.79% thereafter

Portfolio	Fee Rate (as a % of average daily net asset value)
SA DFA Ultra Short Bond Portfolio	0.475% to $100 million
0.45% next $400 million
0.425% next $500 million
0.40% over $1 billion
SA Emerging Markets Equity Index Portfolio	0.45% to $2 billion
0.40% over $2 billion
SA Federated Hermes Corporate Bond Portfolio	0.70% to $50 million
0.60% next $100 million
0.55% next $100 million
0.50% over $250 million
SA Fidelity Institutional AM® International Growth Portfolio	0.78% to $100 million
0.76% next $100 million
0.75% over $200 million
SA Fidelity Institutional AM® Real Estate Portfolio	0.80% to $100 million
0.75% next $400 million
0.70% over $500 million
SA Fixed Income Index Portfolio	0.30% to $2 billion
0.25% over $2 billion
SA Fixed Income Intermediate Index Portfolio	0.30% to $2 billion
0.25% over $2 billion
SA Franklin BW U.S. Large Cap Value Portfolio[4]	0.80% to $100 million
0.75% next $400 million
0.70% over $500 million
SA Franklin Small Company Value Portfolio[5]	1.00% to $200 million
0.92% next $300 million
0.90% over $500 million
SA Franklin Systematic U.S. Large Cap Value Portfolio	0.60%
SA Franklin Tactical Opportunities Portfolio	0.700% to $500 million
0.675% next $500 million
0.650% next $1 billion
0.625% over $2 billion
SA Franklin U.S. Equity Smart Beta Portfolio	0.50% to $100 million
0.48% next $150 million
0.46% next $250 million
0.44% next $250 million
0.43% over $750 million
SA Global Index Allocation 60/40 Portfolio	0.10%
SA Global Index Allocation 75/25 Portfolio	0.10%
SA Global Index Allocation 90/10 Portfolio	0.10%

Portfolio	Fee Rate (as a % of average daily net asset value)
SA Goldman Sachs Global Bond Portfolio	0.75% to $50 million
0.65% next $100 million
0.60% next $100 million
0.55% over $250 million
SA Goldman Sachs Multi-Asset Insights Portfolio	0.70% to $500 million
0.675% next $500 million
0.665% over $1 billion
SA Index Allocation 60/40 Portfolio	0.10%
SA Index Allocation 80/20 Portfolio	0.10%
SA Index Allocation 90/10 Portfolio	0.10%
SA International Index Portfolio	0.40% to $2 billion
0.35% over $2 billion
SA Invesco Growth Opportunities Portfolio	0.75% to $250 million
0.70% next $250 million
0.65% over $500 million
SA Invesco Main Street Large Cap Portfolio[6]	0.80% to $50 million
0.75% next $200 million
0.70% over $250 million
SA Janus Focused Growth Portfolio[7]	0.85%
SA JPMorgan Diversified Balanced Portfolio[8]	0.70% to $50 million
0.65% next $100 million
0.60% next $150 million
0.55% next $200 million
0.50% over $500 million
SA JPMorgan Emerging Markets Portfolio[9]	1.15% to $100 million
1.10% next $100 million
1.05% over $200 million
SA JPMorgan Equity-Income Portfolio	0.70% to $50 million
0.65% next $100 million
0.60% next $150 million
0.55% next $200 million
0.50% over $500 million
SA JPMorgan Global Equities Portfolio	0.90% to $50 million
0.80% next $100 million
0.70% next $150 million
0.65% over $300 million
SA JPMorgan MFS Core Bond Portfolio[10]	0.60%
SA JPMorgan Mid-Cap Growth Portfolio[11]	0.80% to $100 million
0.75% over $100 million
SA Large Cap Growth Index Portfolio	0.30% to $2 billion
0.25% over $2 billion

Portfolio	Fee Rate (as a % of average daily net asset value)
SA Large Cap Index Portfolio[12]	0.40% to $2 billion
0.32% next $1 billion
0.28% over $3 billion
SA Large Cap Value Index Portfolio	0.30% to $2 billion
0.25% over $2 billion
SA MFS Blue Chip Growth Portfolio	0.70% to $250 million
0.65% next $250 million
0.60% over $500 million
SA MFS Massachusetts Investors Trust Portfolio[13]	0.70% to $600 million
0.65% next $900 million
0.60% over $1.5 billion
SA MFS Total Return Portfolio	0.70% to $50 million
0.65% next $450 million
0.625% next $250 million
0.595% next $250 million
0.575% over $1 billion
SA Mid Cap Index Portfolio	0.30% to $2 billion
0.25% over $2 billion
SA Morgan Stanley International Equities Portfolio[14]	0.85% to $250 million
0.80% next $250 million
0.75% over $500 million
SA PIMCO RAE International Value Portfolio[15]	1.025% to $50 million
0.865% next $150 million
0.775% next $300 million
0.75% over $500 million
SA PIMCO VCP Tactical Balanced Portfolio	0.86% on first $750 million
0.85% on next $750 million
0.82% over $1.5 billion
SA PineBridge High-Yield Bond Portfolio	0.70% to $50 million
0.65% next $100 million
0.60% next $100 million
0.55% over $250 million
SA Putnam International Growth and Income Portfolio[16]	1.00% to $150 million
0.90% next $150 million
0.80% over $300 million
SA Schroders VCP Global Allocation Portfolio	0.85% to $250 million
0.83% next $250 million
0.79% next $1 billion
0.77% thereafter
SA Small Cap Index Portfolio	0.35% to $2 billion
0.30% over $2 billion

Portfolio	Fee Rate (as a % of average daily net asset value)
SA T. Rowe Price Asset Allocation Growth Portfolio	0.70% to $400 million
0.685% next $500 million
0.660% next $1 billion
0.635% over $1.9 billion
SA T. Rowe Price VCP Balanced Portfolio	0.85% to $200 million
0.82% reset at $200 million
0.82% next $300 million
0.80% reset at $500 million
0.80% next $500 million
0.77% reset at $1 billion
0.75% next $1 billion
0.75% reset at $2 billion
0.75% over $2 billion
SA VCP Dynamic Allocation Portfolio[17]	0.25% to $1.5 billion
0.22% next $1.5 billion
0.20% over $3 billion
SA VCP Dynamic Strategy Portfolio	0.25% to $1.5 billion
0.22% next $1.5 billion
0.20% over $3 billion
SA VCP Index Allocation Portfolio	0.20% to $500 million
0.175% over $500 million

1
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA AB Small & Mid Cap Value Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.90% of average daily net assets on the first $250 million and 0.85% of average daily net assets over $250 million.
2
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee through April 30, 2023 with respect to the SA BlackRock-Multi Factor 70/30 Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Advisory Agreement is equal to 0.40% of average daily net assets on the first $250 million and 0.35% thereafter.
3
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee through April 30, 2023 with respect to the SA BlackRock VCP Global Multi Asset Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Advisory Agreement is equal to 0.85% on the first $500 million, 0.81% on the next $2.5 billion and 0.79% over $3 billion of average daily net assets.
4
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA Franklin BW U.S. Large Cap Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.67% of average daily net assets. The Advisory Fee Waiver Agreement may be terminated by the Trust upon 90 days’ prior written notice to SunAmerica.
5
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA Franklin Small Company Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement is equal to 0.95% on the first $200 million, 0.87% on the next $300 million and 0.85% thereafter.
6
Pursuant to an Advisory Fee Wavier Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA Invesco Main Street Large Cap Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.75% of average daily net assets on the first $50 million, 0.70% of average daily net assets on the next $200 million and 0.65% of average daily net assets over $250 million.
7
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA Janus Focused Growth Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.75% of average daily net assets.
8
Pursuant to a Subadvisory Fee Waiver Agreement between SunAmerica and JPMorgan, JPMorgan has voluntarily agreed to waive its subadvisory fee under the Subadvisory Agreement between SunAmerica and JPMorgan in an amount equal to the Fund Management Fees, as described in the prospectus of an underlying mutual fund managed by JPMorgan (each, a “JPMorgan Fund”), it receives from any JPMorgan Fund in connection with any investment by JPMorgan on behalf of the Portfolio in a JPMorgan Fund (the “JPMorgan Fee Waiver”). Pursuant to an Advisory Fee Waiver Agreement, the Adviser has voluntarily agreed to waive its advisory fee in an amount equal to the JPMorgan Fee Waiver in order to pass the benefit of such waiver onto the Portfolio in connection with the Portfolio’s investments in JPMorgan Funds. This advisory fee waiver may be terminated at any time by the Adviser and terminates automatically upon the termination of the JPMorgan Fee Waiver or the Advisory Agreement.
9
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA JPMorgan Emerging Markets Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 1.00% of average daily net assets. The Advisory Fee Waiver Agreement may be terminated by the Trust upon 60 days’ prior written notice to SunAmerica.
10
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive 0.10% of its advisory fee through April 30, 2023 with respect to the SA JPMorgan MFS Core Bond Portfolio on an annual basis. The Advisory Fee Waiver Agreement may be terminated by the Trust upon 60 days’ prior written notice to SunAmerica.
11
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA JPMorgan Mid-Cap Growth Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.79% of average daily net assets on the first $100 million, 0.75% of the average daily net assets on the next $400 million, and 0.73% of the average daily net assets over $500 million.
12
Pursuant to a Third Amended and Restated Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA Large Cap Index Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.26% of average daily net assets on the first $2 billion, 0.18% of average daily net assets on the next $1 billion and 0.14% of average daily net assets over $3 billion.
13
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA MFS Massachusetts Investors Trust Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.66% of average daily net assets on the first $600 million, 0.61% of average daily net assets on the next $900 million and 0.56% of average daily net assets over $1.5 billion.
14
Pursuant to an Advisory Fee Wavier Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA Morgan Stanley International Equities Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.80% of average daily net assets on the first $250 million, 0.75% of average daily net assets on the next $250 million and 0.70% of average daily net assets over $500 million.
15
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA PIMCO RAE International Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.765% of average daily net assets on the first $250 million and 0.740% of average daily net assets thereafter.
16
SunAmerica has voluntarily agreed, until further notice, to waive 0.05% of its advisory fee with respect to the SA Putnam International Growth and Income Portfolio.
17
Pursuant to an Advisory FeeWaiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA VCP Dynamic Allocation Portfolio so that the advisory fee payable by the Portfolio to SunAmerica is equal to 0.25% on the first $1.5 billion, 0.22% on the next $1.5 billion, 0.20% on the next $5 billion and 0.19% above $8 billion of average daily net assets.
The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Advisory Agreement for the last three fiscal years ended January 31:
PORTFOLIO	2022	2021	2020
SA AB Growth	$12,514,667	$10,529,437	$9,733,385
SA AB Small & Mid Cap Value[1]	5,798,607	4,421,883	4,671,655
SA BlackRock Multi-Factor 70/30[2]	318,520	28,561	—
SA BlackRock VCP Global Multi Asset[3]	7,305,724	6,763,645	6,677,856
SA DFA Ultra Short Bond	1,786,348	1,794,157	1,785,281
SA Emerging Markets Equity Index	540,543	429,958	398,186
SA Federated Hermes Corporate Bond	8,024,762	6,952,413	7,320,790
SA Fidelity Institutional AM International Growth	2,768,769	2,484,972	1,576,846
SA Fidelity Institutional AM Real Estate	2,382,688	2,006,115	2,078,721
SA Fixed Income Index	1,698,511	1,737,394	1,473,990
SA Fixed Income Intermediate Index	1,528,491	1,151,341	959,869
SA Franklin BW U.S. Large Cap Value[4]	11,402,205	9,332,834	9,900,125
SA Franklin Small Company Value[5]	3,617,187	2,928,660	3,149,806
SA Franklin Systematic U.S. Large Cap Value	2,828,712	2,206,223	2,158,691
SA Franklin Tactical Opportunities	583,138	423,333	317,046
SA Franklin U.S. Equity Smart Beta	814,268	676,057	176,832
SA Global Index Allocation 60/40	80,823	53,599	28,813
SA Global Index Allocation 75/25	76,247	47,377	31,220
SA Global Index Allocation 90/10	275,394	170,108	115,113
SA Goldman Sachs Global Bond	2,497,666	2,320,767	2,418,168
SA Goldman Sachs Multi-Asset Insights	327,858	251,748	197,613
SA Index Allocation 60-40	225,756	162,427	112,721
SA Index Allocation 80-20	425,918	299,502	217,412

PORTFOLIO	2022	2021	2020
SA Index Allocation 90-10	$1,143,263	$768,015	$578,168
SA International Index	2,950,367	2,215,360	1,845,717
SA Invesco Growth Opportunities	2,712,632	2,292,323	2,266,701
SA Invesco Main Street Large Cap[6]	3,834,638	3,114,666	3,131,941
SA Janus Focused Growth[7]	4,872,921	4,009,279	3,402,331
SA JPMorgan Diversified Balanced[8]	2,342,567	1,790,245	1,727,363
SA JPMorgan Emerging Markets[9]	2,809,694	2,421,889	2,549,544
SA JPMorgan Equity-Income	6,756,423	5,628,327	5,850,175
SA JPMorgan Global Equities	2,939,109	2,577,025	2,919,726
SA JPMorgan MFS Core Bond[10]	12,796,865	11,652,889	11,252,677
SA JPMorgan Mid-Cap Growth[11]	4,501,361	3,368,715	3,029,190
SA Large Cap Growth Index	1,013,599	854,806	793,839
SA Large Cap Index[12]	12,166,794	9,954,542	9,160,505
SA Large Cap Value Index	1,041,336	808,523	748,977
SA MFS Blue Chip Growth	5,039,667	4,496,275	4,599,238
SA MFS Massachusetts Investors Trust[13]	7,874,963	6,712,996	6,935,255
SA MFS Total Return	3,679,390	3,213,690	3,266,726
SA Mid Cap Index	1,309,843	897,165	819,801
SA Morgan Stanley International Equities[14]	3,970,866	3,655,576	3,772,848
SA PIMCO RAE International Value[15]	6,028,234	5,439,888	5,958,382
SA PIMCO VCP Tactical Balanced	11,233,327	10,820,332	10,996,376
SA PineBridge High-Yield Bond	1,880,590	1,785,508	1,975,583
SA Putnam International Growth and Income[16]	3,014,498	2,290,769	2,371,891
SA Schroders VCP Global Allocation	5,117,275	4,942,718	5,060,260
SA Small Cap Index	1,142,871	816,132	797,937
SA T. Rowe Price Asset Allocation Growth	3,862,629	2,172,011	1,225,839
SA T. Rowe Price VCP Balanced	13,396,810	12,154,489	11,480,310
SA VCP Dynamic Allocation[17]	24,641,319	23,818,116	24,247,191
SA VCP Dynamic Strategy[18]	15,487,268	12,869,022	13,259,564
SA VCP Index Allocation	1,006,258	820,309	618,085

1
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA AB Small & Mid Cap Value Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.90% of average daily net assets on the first $250 million and 0.85% of average daily net assets over $250 million. For the fiscal years ended January 31, 2022 and 2021, the amounts of the advisory fees waived were $315,201 and $70,814, respectively.
2
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fees with respect to the SA BlackRock Multi-Factor 70/30 Portfolio so that the management fee rate payable by the Portfolio to SunAmerica is 0.40% of the Portfolio’s average daily net assets on the first $250 million and 0.35% thereafter. This Advisory Fee Waiver Agreement will continue in effect until April 30, 2023. SunAmerica has also contractually agreed to waive a portion of its management fee with respect to the Portfolio in an amount equal to the Portfolio’s expenses related to investments in ETFs managed or advised by BlackRock or its affiliates, and this waiver will continue so long as the Portfolio invests in such ETFs. For the fiscal years ended January 31, 2022 and 2021, the amounts of the advisory fees waived were $227,852 and $19,964, respectively.
3
Pursuant to an Advisory Fee Waiver Agreement in effect until April 30, 2023, SunAmerica has agreed to waive its advisory fee with respect to the SA BlackRock VCP Global Multi Asset Portfolio so that the advisory fee rate payable by the Portfolio is equal to 0.850% on the first $500 million of the Portfolio’s average daily net assets, 0.810% on the next $2.5 billion of the Portfolio’s average daily net assets, and 0.790% over $3 billion of the Portfolio’s average daily net assets. For the fiscal years ended January 31, 2022, 2021 and 2020, the amounts of the advisory fees waived were $157,348, $137,987 and $134,924, respectively.
4
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA Franklin BW U.S. Large Cap Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.67% of average daily net assets. For the fiscal years ended January 31, 2022, 2021 and 2020, the amounts of the advisory fees waived were $775,809, $687,121 and $711,434, respectively.
5
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA Franklin Small Company Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement is equal to 0.95% on the first $200 million, 0.87% on the next $300 million and 0.85% thereafter. For the fiscal years ended January 31, 2022, 2021 and 2020, the amounts of the advisory fees waived were $187,891, $150,477 and $162,489, respectively.

6
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA Invesco Main Street Large Cap Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.75% of average daily net assets on the first $50 million, 0.70% of average daily net assets on the next $200 million and 0.65% of average daily net assets over $250 million. For the fiscal years ended January 31, 2022 and 2021, the amounts of the advisory fees waived were $263,189 and $57,477, respectively.
7
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA Janus Focused Growth Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.75% of average daily net assets. For the fiscal years ended January 31, 2022, 2021 and 2020, the amounts of advisory fees waived were $573,285, $471,680 and $400,274, respectively.
8
SunAmerica has agreed to waive a portion of its advisory fee through April 30, 2023 with respect to the SA JPMorgan Diversified Balanced Portfolio in the amount equal to the amount waived by the subadviser of the Portfolio. For the fiscal years ended January 31, 2022, 2021 and 2020, the amounts of the advisory fees waived were $97,980, $164,947 and $181,847, respectively.
9
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA JPMorgan Emerging Markets Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 1.00% of average daily net assets. In addition, SunAmerica agreed to waive a portion of its advisory fee through April 30, 2023 with respect to the SA JPMorgan Emerging Markets Portfolio in the amount equal to the amount waived by the subadviser of the Portfolio. For the fiscal years ended January 31, 2022, 2021 and 2020, the amounts of advisory fees waived were $276,652, $256,105 and $264,264, respectively.
10
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive 0.10% of its advisory fee through April 30, 2023 with respect to the SA JPMorgan MFS Core Bond Portfolio on an annual basis. For the fiscal years ended January 31, 2022, 2021 and 2020, the amounts of the advisory fees waived were $2,132,811, $1,942,148 and $1,875,446, respectively.
11
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA JPMorgan Mid-Cap Growth Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.79% of average daily net assets on the first $100 million, 0.75% of the average daily net assets on the next $400 million, and 0.73% of the average daily net assets over $500 million. For the fiscal year ended January 31, 2022, the amount of the advisory fee waived was $14,856.
12
Pursuant to a Third Amended and Restated Advisory Fee Waiver Agreement, effective through April 30, 2023, SunAmerica is contractually obligated to waive a portion of its advisory fee on an annual basis with respect to the SA Large Cap Index Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement is equal to 0.26% of the Portfolio’s average daily net assets on the first $2 billion, 0.18% of the Portfolio’s average daily net assets on the next $1 billion, and 0.14% of the Portfolio’s average daily net assets over $3 billion. For the fiscal years ended January 31, 2022, 2021 and 2020, the amounts of advisory fees waived were $4,683,656, $3,656,482 and $2,798,759, respectively.
13
Pursuant to an Advisory Fee Wavier Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA MFS Massachusetts Investors Trust Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.66% of average daily net assets on the first $600 million, 0.61% of average daily net assets on the next $900 million and 0.56% of average daily net assets over $1.5 billion. For the fiscal years ended January 31, 2022 and 2021, the amounts of advisory fees waived were $466,152 and $107,391, respectively.
14
Pursuant to an Advisory Fee Wavier Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA Morgan Stanley International Equities Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.80% of average daily net assets on the first $250 million, 0.75% of average daily net assets on the next $250 million and 0.70% of average daily net assets over $500 million. For the fiscal years ended January 31, 2022 and 2021, the amounts of advisory fees waived were $240,443 and $60,500, respectively.
15
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA PIMCO RAE International Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.765% of average daily net assets on the first $250 million and 0.74% thereafter. For the fiscal years ended January 31, 2022 and 2021, the amounts of advisory fees waived were $397,743 and $7,602, respectively.
16
SunAmerica has voluntarily agreed until further notice to waive 0.05% of its advisory fee with respect to the SA Putnam International Growth and Income Portfolio. For the fiscal years ended January 31, 2022, 2021 and 2020, the amounts of advisory fees waived were $160,386, $118,932 and $123,438, respectively.
17
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2023 with respect to the SA VCP Dynamic Allocation Portfolio so that the advisory fee payable by the Portfolio to SunAmerica is equal to 0.25% on the first $1.5 billion, 0.22% on the next $1.5 billion, 0.20% on the next $5 billion and 0.19% above $8 billion of average daily net assets. In addition, SunAmerica has voluntarily agreed until further notice to waive its advisory fee in an amount equal to a subadvisory fee waiver SunAmerica receives from Alliance Bernstein. For the fiscal years ended January 31, 2022, 2021 and 2020, the amounts of advisory fees waived were $549,472, $581,703 and $761,805, respectively.
18
With respect to the SA VCP Dynamic Strategy Portfolio, SunAmerica has voluntarily agreed until further notice to waive its advisory fee in an amount equal to a subadvisory fee waiver SunAmerica receives from Alliance Bernstein. For the fiscal years ended January 31, 2022, 2021 and 2020, the amounts of advisory fees waived were $102,295, $116,422 and $168,053, respectively.
Pursuant an Expense Limitation Agreement, SunAmerica has contractually agreed through April 30, 2023, to waive its fees and/or reimburse expenses for certain Portfolios to the extent that their Total Annual Portfolio Operating Expenses exceed the following amounts:
Portfolio	Class 1	Class 2	Class 3
SA BlackRock Multi-Factor 70/30 Portfolio	0.51%		0.76%

Portfolio	Class 1	Class 2	Class 3
SA BlackRock VCP Global Multi Asset Portfolio	0.91%		1.16%
SA Emerging Markets Equity Index Portfolio	0.58%		0.83%
SA Fidelity Institutional AM International Growth Portfolio	0.88%		1.13%
SA Fixed Income Index Portfolio	0.34%		0.59%
SA Fixed Income Intermediate Index Portfolio	0.34%		0.59%
SA Franklin Tactical Opportunities Portfolio	0.81%		1.06%
SA Franklin U.S. Equity Smart Beta Portfolio	0.70%		0.95%
SA Global Index Allocation 60/40 Portfolio	0.18%		0.43%
SA Global Index Allocation 75/25 Portfolio	0.18%		0.43%
SA Global Index Allocation 90/10 Portfolio	0.18%		0.43%
SA Goldman Sachs Multi-Asset Insights Portfolio	0.81%		1.06%
SA Index Allocation 60/40 Portfolio	0.18%		0.43%
SA Index Allocation 80/20 Portfolio	0.18%		0.43%
SA Index Allocation 90/10 Portfolio	0.18%		0.43%
SA International Index Portfolio	0.52%		0.77%
SA JPMorgan Diversified Balanced Portfolio	0.83%	0.98%	1.08%
SA JPMorgan Mid-Cap Growth Portfolio	0.79%	0.94%	1.04%
SA Large Cap Growth Index Portfolio	0.35%		0.60%
SA Large Cap Value Index Portfolio	0.35%		0.60%
SA Mid Cap Index Portfolio	0.40%		0.65%
SA PIMCO VCP Tactical Balanced Portfolio	0.91%		1.16%
SA Schroders VCP Global Allocation Portfolio	0.90%		1.15%
SA Small Cap Index Portfolio	0.45%		0.70%
SA T. Rowe Price Asset Allocation Growth Portfolio	0.81%		1.06%
SA T. Rowe Price VCP Balanced Portfolio	0.90%		1.15%
SA VCP Index Allocation Portfolio	0.28%		0.53%
For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” do not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees; and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2023 only with the approval of the Board of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. SunAmerica may voluntarily reimburse additional amounts to increase returns to a Portfolio’s investors. Any such waivers and/or reimbursements will continue indefinitely, but may be terminated at any time.
For the last three fiscal years ended January 31, SunAmerica voluntarily or contractually waived fees and/or reimbursed expenses (excluding advisory fee waivers), as applicable, for all classes of shares, which are not included as part of the advisory fee table as follows:
Portfolio	2022	2021	2020
SA BlackRock Multi-Factor 70/30	$174,319	$103,810	—
SA BlackRock VCP Global Multi Asset	172,844	515,287	—
SA Emerging Markets Equity Index	147,336	133,967	$223,136
SA Fidelity Institutional AM International Growth	—	30,505	95,629
SA Fixed Income Index	77,901	99,897	132,434
SA Fixed Income Intermediate Index	71,149	98,345	114,334
SA Franklin Tactical Opportunities	93,168	114,099	143,569
SA Franklin U.S. Equity Smart Beta	—	—	14,545
SA Global Index Allocation 60/40	24,589	44,947	67,104
SA Global Index Allocation 75/25	27,273	49,111	66,649

Portfolio	2022	2021	2020
SA Global Index Allocation 90/10	—	—	$14,143
SA Goldman Sachs Multi-Asset Insights	$78,336	$127,700	81,030
SA Index Allocation 60/40	—	—	15,226
SA Index Allocation 80/20	—	—	—
SA Index Allocation 90/10	—	—	—
SA International Index	—	—	—
SA JPMorgan Diversified Balanced	—	—	—
SA JPMorgan Mid-Cap Growth	—	—	—
SA Large Cap Growth Index	47,514	54,775	143,393
SA Large Cap Value Index	64,082	66,481	114,839
SA Mid Cap Index	—	—	—
SA PIMCO VCP Tactical Balanced	—	—	—
SA Schroders VCP Global Allocation	26,918	289,407	10,890
SA Small Cap Index	8,411	49,434	106,337
SA T. Rowe Price Asset Allocation Growth	20,712	35,278	250,828
SA T. Rowe Price VCP Balanced	—	—	—
SA VCP Index Allocation	—	—	5,668
Certain Portfolios had recoupments for the fiscal years ended January 31, 2022, 2021 and 2020 for all classes of shares, which are not included as part of the advisory fee table as follows:
Portfolio	2022	2021	2020
SA BlackRock Multi-Factor 70/30	—	—	—
SA BlackRock VCP Global Multi Asset	—	—	$39,783
SA DFA Ultra Short Bond	—	—	—
SA Emerging Markets Equity Index	$29,099	$36,506	—
SA Fidelity Institutional AM International Growth	16,369	109,765	—
SA Fixed Income Index	—	8,829	—
SA Fixed Income Intermediate Index	—	8,283	—
SA Franklin Tactical Opportunities	—	19,070	—
SA Franklin U.S. Equity Smart Beta	—	7,977	6,568
SA Global Index Allocation 60/40	4,230	—	—
SA Global Index Allocation 75/25	1,949	—	—
SA Global Index Allocation 90/10	14,143	37,907	4,981
SA Goldman Sachs Multi-Asset Insights	—	—	—
SA Index Allocation 60/40	1,769	31,935	8,247
SA Index Allocation 80/20	—	—	17,498
SA Index Allocation 90/10	—	—	—
SA International Index	—	—	60,354
SA Large Cap Growth Index	—	32,694	—
SA Large Cap Value Index	—	—	—
SA Mid Cap Index	—	—	—
SA PIMCO VCP Tactical Balanced	—	—	—
SA Schroders VCP Global Allocation	59,101	6,327	71,557
SA Small Cap Index	56,927	66,424	5,926
SA T. Rowe Price Asset Allocation Growth	259,153	118,648	—
SA T. Rowe Price VCP Balanced	—	—	—
SA VCP Index Allocation	—	40,613	75,555
The remaining balances subject to recoupment are as follows:

Portfolio	2022	2021	2020
SA BlackRock Multi-Factor 70/30	$278,131	$103,810	—
SA BlackRock VCP Global Multi Asset	688,130	515,287	—
SA DFA Ultra Short Bond	—	—	—
SA Emerging Markets Equity Index	281,303	357,103	$400,880
SA Fidelity Institutional AM International Growth	—	16,369	95,629
SA Fixed Income Index	177,798	232,331	269,517
SA Fixed Income Intermediate Index	169,495	212,679	255,334
SA Franklin Tactical Opportunities	207,268	257,668	376,688
SA Franklin U.S. Equity Smart Beta	—	—	7,977
SA Global Index Allocation 60/40	69,536	112,051	131,723
SA Global Index Allocation 75/25	76,385	115,760	130,086
SA Global Index Allocation 90/10	—	14,143	61,825
SA Goldman Sachs Multi-Asset Insights	206,036	208,729	174,151
SA Index Allocation 60/40	—	1,769	37,047
SA Index Allocation 80/20	—	—	—
SA Index Allocation 90/10	—	—	—
SA International Index	—	—	—
SA Large Cap Growth Index	102,290	198,169	239,530
SA Large Cap Value Index	130,563	181,320	205,820
SA Mid Cap Index	—	—	—
SA PIMCO VCP Tactical Balanced	—	—	—
SA Schroders VCP Global Allocation	259,992	300,297	33,740
SA Small Cap Index	57,845	115,703	161,526
SA T. Rowe Price Asset Allocation Growth	45,962	286,106	549,019
SA T. Rowe Price VCP Balanced	—	—	—
SA VCP Index Allocation	—	—	40,613
SUBADVISORY AGREEMENTS
AllianceBernstein, BlackRock, Brandywine, DFA, Federated, FIAM, Franklin Advisers, Franklin, GSAM, GSAM-International, Invesco, Janus, JP Morgan, MFS, MSIM, PIMCO, PineBridge, Putnam, Schroders and T. Rowe Price act as Subadvisers to certain of the Trust’s Portfolios pursuant to various Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers’ fees.
AllianceBernstein is an indirect majority-owned subsidiary of AXA Equitable Holdings, Inc. AllianceBernstein does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. BlackRock is a wholly-owned subsidiary of BlackRock Inc. Brandywine is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries. DFA is a Delaware limited partnership. Dimensional Holdings Inc. serves as general partner of DFA. Together with Dimensional Holdings LLC (a wholly-owned subsidiary of Dimensional Holdings Inc.), Dimensional Holdings Inc. owns approximately 96% of the partnership interest of DFA. Federated is a wholly-owned subsidiary of Federated Hermes, Inc. Federated Advisory Services Company, an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not the SA Federated Hermes Corporate Bond Portfolio. FIAM is an indirectly-held subsidiary of FMR LLC. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources Inc. GSAM is a Delaware limited partnership. GSAM Holdings LLC, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is the general partner and GSAM Holdings II LLC, a wholly-owned subsidiary of GSAM Holdings LLC, is the limited partner. The Goldman Sachs Group, Inc. is a Delaware corporation. Advisory services are provided by Goldman Sachs Asset Management, L.P. GSAM-International is a unit of the Investment Management Division, a subsidiary of Goldman Sachs

Company, Inc. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company. Janus is an indirect wholly-owned subsidiary of Janus Henderson Group plc. JP Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MSIM is a subsidiary of Morgan Stanley. PIMCO is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its officers and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. PineBridge is a Delaware limited liability company and is a wholly-owned subsidiary of PineBridge Global Investment LLC, which is a wholly-owned subsidiary of Bridge Partners, L.P., a company owned by Pacific Century Group, an Asian-based private investment group. Pacific Century Group is majority owned by Mr. Richard Li Tzar Kai. Putnam is a Delaware limited liability company and is a subsidiary of Power Corporation of Canada. Schroders is a wholly-owned subsidiary of Schroders U.S. Holdings Inc. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Templeton is a wholly-owned subsidiary of Franklin Templeton.
The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio’s outstanding voting securities, by SunAmerica on not less than 30 nor more than 60 days’ written notice to the respective Subadviser, or by the Subadviser on 90 days’ written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreements, the Subadvisers are not liable to their respective Portfolios, or their shareholders, for any act or omission by them or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.
Subadvisory Fees
The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:
Subadviser	Portfolio	Annual Fee (as a % of the average daily net assets the Subadviser Manages in the Portfolio)
AllianceBernstein	SA AB Growth Portfolio	0.35% on the first $50 million
0.30% on the next $100 million
0.25% on the next $500 million
0.20% thereafter
	SA AB Small & Mid Cap Value Portfolio	0.50% on the first $250 million
0.45% thereafter
	SA VCP Dynamic Allocation Portfolio[1]	0.24% on the first $500 million
0.21% on the next $1.0 billion
0.19% on next $1 billion
0.15% thereafter
	SA VCP Dynamic Strategy Portfolio[1]	0.24% on the first $500 million
0.21% on the next $1.0 billion
0.19% on next $1 billion
0.15% thereafter
BlackRock	SA BlackRock Multi-Factor 70/30 Portfolio	0.30% on the first $250 million
0.25% over $250 million
	SA BlackRock VCP Global Multi Asset Portfolio	0.37% on the first $250 million
0.34% on the next $500 million
0.32% over $750 million
Brandywine	SA Franklin BW U.S. Large Cap Value Portfolio	0.270% on the first $500 million
0.200% on the next $2 billion
0.175% thereafter

Subadviser	Portfolio	Annual Fee (as a % of the average daily net assets the Subadviser Manages in the Portfolio)
DFA	SA DFA Ultra Short Bond Portfolio	0.10% on the first $500 million
0.075% thereafter
Federated	SA Federated Hermes Corporate Bond Portfolio	0.30% on the first $25 million
0.25% on the next $25 million
0.20% on the next $100 million
0.15% thereafter
FIAM	SA Fidelity Institutional AM® International Growth Portfolio	0.38% on the first $100 million
0.36% on the next $100 million
0.35% over thereafter
	SA Fidelity Institutional AM® Real Estate Portfolio	0.40% on the first $100 million
0.35% on the next $400 million
0.30% thereafter
Franklin	SA Franklin Small Company Value Portfolio	0.60% on the first $200 million
0.52% on next $300 million
0.50% thereafter
Franklin Advisers	SA Franklin Systematic U.S. Large Cap Value Portfolio	0.15% on the first $100 million
0.13% on the next $150 million
0.11% on the next $250 million
0.09% on the next $250 million
0.08% thereafter
	SA Franklin Tactical Opportunities Portfolio	0.350% on the first $500 million
0.325% on the next $500 million
0.300% on the next $1 billion
0.275% thereafter
	SA Franklin U.S. Equity Smart Beta Portfolio	0.15% on the first $100 million
0.13% on the next $150 million
0.11% on the next $250 million
0.09 on the next $250 million
0.08% thereafter
GSAM	SA Goldman Sachs Multi-Asset Insights Portfolio	0.350% on first $250 million
0.330% on next $250 million
0.310% on next $500 million
0.300% thereafter
GSAM-International	SA Goldman Sachs Global Bond Portfolio	0.40% on the first $50 million
0.30% on the next $100 million
0.25% on the next $100 million
0.20% thereafter
Invesco	SA Invesco Growth Opportunities Portfolio	0.50%
	SA Invesco Main Street Large Cap Portfolio	0.40% on the first $50 million
0.35% on the next $200 million
0.30% thereafter
Janus	SA Janus Focused Growth Portfolio	0.35% on the first $250 million
0.30% thereafter

Subadviser	Portfolio	Annual Fee (as a % of the average daily net assets the Subadviser Manages in the Portfolio)
JP Morgan	SA JPMorgan Diversified Balanced Portfolio	0.40% on the first $50 million
0.30% on the next $100 million
0.25% thereafter
	SA JPMorgan Emerging Markets Portfolio	0.60%
	SA JPMorgan Equity-Income Portfolio	0.35% on the first $50 million
0.30% on the next $100 million
0.25% on the next $150 million
0.20% on the next $200 million
0.15% thereafter
	SA JPMorgan Global Equities Portfolio	0.45% on the first $50 million
0.40% on the next $100 million
0.35% on the next $350 million
0.30% thereafter
	SA JPMorgan MFS Core Bond Portfolio[2]	N/A
	SA JPMorgan Mid-Cap Growth Portfolio	0.40% on the first $500 million
0.36% thereafter
MFS	SA JPMorgan MFS Core Bond Portfolio[2]	N/A
	SA MFS Blue Chip Growth Portfolio	0.300% on the first $50 million
0.225% on the next $100 million
0.200% on the next $350 million
0.150% over $500 million
	SA MFS Massachusetts Investors Trust Portfolio[3]	0.300% on the first $250 million
0.250% on the next $250 million
0.225% on the next $1 billion
0.200% over $1.5 billion
	SA MFS Total Return Portfolio	0.375% on the first $500 million
0.350% on the next $250 million
0.320% on the next $250 million
0.300% over $1 billion
MSIM	SA Morgan Stanley International Equities Portfolio[4]	When assets are under $150 million
0.80% first $25 million
0.60% next $25 million
0.50% next $25 million
0.40% over $75 million and under $150 million
When Assets are equal to or in excess of $150 million
0.40% on the first $300 million
0.36% over $300 million
PIMCO	SA PIMCO RAE International Value Portfolio	0.300% on first $250 million
0.275% thereafter
	SA PIMCO VCP Tactical Balanced Portfolio	0.36% on first $750 million
0.35% on next $750 million
0.32% thereafter
PineBridge	SA PineBridge High-Yield Bond Portfolio	0.40% on the first $50 million
0.30% on the next $200 million
0.25% thereafter

Subadviser	Portfolio	Annual Fee (as a % of the average daily net assets the Subadviser Manages in the Portfolio)
Putnam	SA Putnam International Growth and Income Portfolio	0.65% on the first $150 million
0.55% on the next $150 million
0.45% thereafter
Schroders	SA Schroders VCP Global Allocation Portfolio	0.38% on the first $250 million
0.36% on the next $250 million
0.32% on the next $1 billion
0.30% thereafter
T. Rowe Price	SA T. Rowe Price Asset Allocation Growth Portfolio	0.350% on first $200 million
0.325% reset at $200 million
0.325% next $300 million
0.310% reset at $500 million
0.310% next $500 million
0.285% reset at $1 billion
0.260% next $1 billion
0.260% reset at $2 billion
	SA T. Rowe Price VCP Balanced Portfolio	0.375% on the first $200 million
0.350% reset at $200 million
0.350% on the next $300 million
0.325% reset at $500 million
0.325% on the next $500 million
0.300% reset at $1 billion
0.275% on the next $1 billion
0.275% reset at $2 billion
0.275% over $2 billion
	SA VCP Index Allocation Portfolio[5]	0.075% on first $500 million
0.050% over $500 million

1
The subadvisory fee applies only to the assets in the Overlay Component of the Portfolios. For the purposes of determining whether the Portfolios’ assets meet the breakpoints set forth herein, the assets managed by the Subadviser for the SA VCP Dynamic Allocation Portfolio, the SA VCP Dynamic Strategy Portfolio and the VALIC Company I Dynamic Allocation Fund shall be aggregated.
2
See the Aggregate Subadvisory Fees section below.
3
Prior to November 1, 2020, the Adviser paid MFS a subadvisory fee with respect to the SA MFS Massachusetts Investors Trust Portfolio equal to 0.375% on the first $250 million, 0.350% on the next $250 million, 0.25% on the next $1 billion and 0.250% thereafter.
4
Prior to November 1, 2020, the Adviser paid MSIM a subadvisory fee with respect to the SA Morgan Stanley International Equities Portfolio equal to: (i) When assets are under $175 million, 0.80% on the first $25 million, 0.60% on the next $25 million, 0.50% on the next $25 million and 0.40% over $75 million and under $175 million, and (ii) When assets are equal to or in excess of $175 million, 0.45% on the first $350 million, 0.40% on the next $400 million and 0.37% over $750 million.
5
The subadvisory fee applies only to the assets in the Overlay Component of the Portfolio.
The following table sets forth the fees paid to the Subadvisers by SunAmerica with respect to the Portfolios for the last three fiscal years ended January 31.

SUBADVISER	PORTFOLIO	2022	2021	2020
AllianceBernstein	SA AB Growth	$4,563,224	$3,901,478	$3,636,130
	SA AB Small & Mid Cap Value	2,646,603	2,202,628	2,398,327
	SA VCP Dynamic Allocation	3,312,001	3,792,844	3,877,781
	SA VCP Dynamic Strategy	2,008,401	1,762,690	2,026,018
BlackRock	SA BlackRock Multi-Factor 70/30[1]	42,722	4,240	—
	SA BlackRock VCP Global Multi Asset	2,968,981	2,763,111	2,730,696
Brandywine	SA Franklin BW U.S. Large Cap Value	3,522,059	2,930,810	3,092,892
DFA	SA DFA Ultra Short Bond	416,411	418,146	416,174
Federated	SA Federated Hermes Corporate Bond	2,444,928	2,123,224	2,233,737
FIAM	SA Fidelity Institutional AM® International Growth	1,313,425	1,180,987	996,736
	SA Fidelity Institutional AM Real Estate	1,138,588	962,854	751,197
Franklin	SA Franklin Small Company Value	1,903,125	1,603,536	1,699,916
	SA Franklin Systematic U.S. Large Cap Value (since July 12, 2021)	328,597	—	—
	SA Franklin Tactical Opportunities (since November 1, 2021)	23,600	—	—
	SA Franklin U.S. Equity Smart Beta	235,114	197,676	51,972
GSAM-International	SA Goldman Sachs Global Bond	1,067,333	1,003,006	1,038,425
	SA Goldman Sachs Multi-Asset Insights	163,929	125,874	98,807
Invesco	SA Invesco Growth Opportunities	1,848,309	1,548,867	1,529,786
	SA Invesco Main Street Large Cap (since 09/01/2019)	1,465,942	1,363,094	605,218
Janus	SA Janus Focused Growth	1,844,854	1,540,039	1,325,823
JP Morgan	SA JPMorgan Diversified Balanced	979,360	664,862	621,221
	SA JPMorgan Emerging Markets	1,519,826	1,299,470	1,371,168
	SA JPMorgan Global Equities	1,494,136	2,038,498	1,483,699
	SA JPMorgan Equity-Income	2,376,927	1,299,775	2,105,053
	SA JPMorgan Mid-Cap Growth	2,364,346	1,789,981	1,608,901
	SA JPMorgan MFS Core Bond[2]	1,266,736	1,160,879	1,117,440
MFS	SA MFS Blue Chip Growth	1,491,167	1,355,319	1,381,059
	SA MFS Massachusetts Investors Trust	2,872,103	3,141,231	3,505,128
	SA MFS Total Return	2,101,459	1,838,815	1,869,903
	SA JPMorgan MFS Core Bond[2]	1,442,637	1,319,699	1,283,095
MSIM	SA Morgan Stanley International Equities	1,851,186	1,877,769	1,998,924
Oppenheimer	SA Invesco Main Street Large Cap (through 08/31/2019)	—	—	822,756
PIMCO	SA PIMCO RAE International Value (since 01/25/2021)	2,131,686	40,632	—
	SA PIMCO VCP Tactical Balanced	4,669,605	4,499,549	4,572,037
PineBridge	SA PineBridge High-Yield Bond	927,541	884,200	970,719
Putnam	SA Putnam International Growth and Income	1,731,416	1,339,316	1,384,384
QS Investors	SA Franklin Tactical Opportunities (through October 31, 2021)	267,969	211,667	158,523
Schroders	SA Schroders VCP Global Allocation	2,221,555	2,150,848	2,198,460
T. Rowe	SA T. Rowe Price Asset Allocation Growth	1,736,867	1,009,427	598,318
	SA T. Rowe Price VCP Balanced	5,088,830	4,633,313	4,386,114
	SA VCP Index Allocation	69,870	53,117	43,420
Templeton	SA PIMCO RAE International Value (through 01/24/21)	—	2,686,386	2,985,911

1
The Portfolio commenced operations on October 13, 2020.
2
See the Aggregate Subadvisory Fees section below.

Aggregate Subadvisory Fees
SunAmerica has received an exemptive order that, among other things, permits the Trust to disclose to shareholders the Subadvisers’ fees only in the aggregate for the SA JPMorgan MFS Core Bond Portfolio. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Subadvisers for the Portfolio may vary according to the level of assets of the Portfolio.
The following table sets forth the aggregate subadvisory fees paid to the Subadvisers of the Portfolio by SunAmerica for the past three fiscal years:
	2022		2021		2020
Portfolio	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA JPMorgan MFS Core Bond Portfolio	0.127%	$2,709,373	0.128%	$2,480,578	0.128%	$2,400,535

PORTFOLIO MANAGERS
Other Accounts
The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the Prospectus (“Portfolio Managers”), are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of January 31, 2022 (unless otherwise noted), are provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee that is all or partly based on the account’s performance are provided in the footnotes below.
Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2022)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
SunAmerica	Campion, Timothy Sheridan, Andrew Singh, Manisha Mauro, Elizabeth Wu, Robert	14 5 5 15 5	$15,932 $1,685 $1,685 $16,585 $1,685	— — — — —	— — — — —	— — — — —	— — — — —
AllianceBernstein	Caruso, Frank V. Fogarty, John H. Lisser, Joshua MacGregor, James Sklar, Ben Thapar, Vinay Turenchalk, Erik	10 11 45 22 44 10 18	$24,542 $24,567 $38,500 $8,030 $38,488 $24,542 $7,954	18 19 33 38 33 19 36	$33,878 $36,848 $5,344 $1,883 $5,344 $36,848 $1,694	2,931 2,934 723 49 720 2,934 49	$7,733 $8,608 $34,167 $3,198 $33,998 $8,608 $3,198
BlackRock	Green, Philip J.[1] Hodges, Philip Pensky, Michael[2] Radell, Scott[3] Ren, He Rosenberg, Jeff[3]	25 1 23 19 — 3	$20,550 $5.09 $17,000 $32,100 — $9,480	32 26 19 20 14 2	$11,670 $17,200 $5,270 $40,090 $9,790 $84.82	9 7 — 10 — —	$8,000 $1,050 — $7,190 — —
Brandywine	Kirby, Joseph J. Otto, Henry F. Tonkovich, Steven M.	5 7 7	$5,709 $6,956 $6,956	3 8 8	$46 $212 $212	6 36[4] 36[4]	$14 $854[4] $854[4]
DFA	Plecha, David A Kolerich, Joseph F. Haselton, Ryan C.	64 64 5	$119,674 $119,674 $24,587	4 4 —	$3,695 $3,695 —	11 11 3	$3,004 $3,004 $66
Federated	Durbiano, Mark E. Ruffner, Brian S.	19 4	$18,658.0 $1,881.6	3 —	$335.1 —	6[5] 3	$964.5[5] $510.8
FIAM	Simnegar, Sammy Wald, Samuel	7[6] 6[7]	$44,261[6] $3,954[7]	1 3	$463 $211	2 2	$276 $816
Franklin	Karzon, Nicholas Meeker, Christopher M. Raineri, Steven B.	4 4 4	$6,290.8 $6,290.8 $6,290.8	4 4 4	$260.3 $260.3 $260.3	— — —	— — —

1
Of the “Pooled Investment Vehicles” category for Philip Green, 2 accounts equating to $367 million in assets and in the “Other Accounts” category, 3 accounts equaling to $2,390 million in assets are subject to a performance fee.
2
Of the “Pooled Investment Vehicles” category for Michael Pensky, 3 accounts equating to $494.1 million in assets are subject to a performance fee.
3
Of the “Pooled Investment Vehicles” category for Scott Radell and Jeff Rosenberg, 2 accounts equating to $84.82 million in assets are subject to a performance fee. For Scott Radell only, in the “Other Accounts” category, 3 accounts equating to $2,090 million in assets are subject to a performance fee.
4
There is a single (1) performance fee account with “other accounts” totaling $52 million.
5
There is a single (1) performance fee account with “other accounts” totaling $90.5 million.
6
Sammy Simnegar also managed 3 registered investment companies with a performance based advisory fee with $42,476 million assets as of January 31, 2022.
7
Samuel Wald managed 2 registered investment companies with a performance based advisory fee with $418 million in assets as of January 31, 2022.

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2022)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
Franklin Advisers	Picciochi, Thomas Chettiappan, Sundaram Seethamraju, Chandra Green, Laura Kenney, Jacqueline	— 10 12 17 18	— $2,935.0 $3,004.8 $6,674 $5,375	— 9 9 16 11	— $1,131.8 $1,457.9 $557 $385	— 1 1 36 3	— $98.3 $98.3 $11.4 $679.6
GSAM	Nuttall, Neill Wilson-Elizondo, Alexandra Wu, Siwen	31 26 20	$34,697.7 $29,010.7 $13,257.3	23 0 5	$14,037.9 — $3,197.5	104 — —	$151,296.8 — —
GSAM International	Dangoor, Simon Ferguson, Sophia	88 —	$420,804 —	332 —	$260,178 —	30,723 —	$594,189 —
Invesco	Hartsfield, Juan Govil, Manind Larson, Paul Manley, Clay Ram, Benjamin Sander, Justin	6 9 6 5 6 1	$7,909.6 $20,843.8 $17,519.5 $8,239.1 $17,379.5 $4,188.8	1 1 1 — 1 —	$5,672.0 $525.1 $525.1 — $525.1 —	2 1[8] 1[8] — 1[8] 1[8]	$528.6 $0.3[8] $0.3[8] — — $0.3[8]
Janus[9]	Rao, Doug Schommer, Nick	4[10] 5[11]	$22,258.31[10] $27,176.78[11]	4 5	$1,639.39 $1,670.84	19 21	$5,376.33 $3,381.18
JP Morgan[12]
Agranoff, Felise
Arora, Anuj
Bhargava, Sandeep
Brandon, Andrew
Figuly, Richard
Geller, Jeffrey
Hart, Clare
Herbert, Gary
Lear, Steven
Meadon, William
Moriarty, Morgan
Parton, Timothy
Rucker, Justin
Shuhaiber, Zenah
Silberman, David
Weng, Joyce
Yu, Harold
		9 6 — 7 29 35 8 6 17 — 6 16 15 2 7 5 2	$36,571.2 $5,166.2 — $55,488.8 $76,329 $94,704.3 $55,520.4 $22,219.8 $79,276.2 — $10,335.4 $31,596.1 $50,473.3 $2.1 $55,488.8 $1,217.2 $12.18	3 8 2 5 15 46 5 8 5 2 3 12 6 4 5 2 —	$2,797.5 $10,131.1 $331.4 $17,435.5 $18,935.2 $60,062.2 $17,435.5 $21,192 $16,617.2 $664 $1,676.3 $16,778.6 $14,597.3 $1.708 $17,435.5 $351.6 —	11 22[13] 2 52 21 19 52 8 14 2 51 25 27 2 52 4 —	$2,626.5 $7,280.7[13] $1,139.1 $24,374.3 $6,391 $15,236.3 $24,374.3 $5,304 $1,894.1 $888.8 $14,385.3 $5,284.3 $9,150 $888.8 $24,374.3 $692 —

8
These are accounts of individual investors for whom Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
9
As of December 31, 2021.
10
Two of the accounts included in the total, consisting of $20,183.03 of the total assets in the category, have performance-based advisory fees.
11
Three of the accounts included in the total, consisting of $23,928.65 of the total assets in the category, have performance-based advisory fees.
12
The total value and number of accounts managed by a Portfolio Manager may include sub-accounts of asset allocation, multi-managed and other accounts.
13
There are two (2) performance fee accounts with “other accounts” totaling $592 million.

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2022)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
MFS
Fallon, James C.
Gorham, Steven R.
Krummell, Matthew W.
Mackey, Alexander
O’Neill Mackey, Alison
Maloney, Edward M.
Marston, Joshua P.
Munko, Johnathan
Peabody, Henry
Sage, Jonathan W.
Stocks, John E.
Jason, Jude
		16 7 16 16 4 4 8 5 11 23 16 4	$5,074.4 $21,980.3 $5,074.4 $38,564.8 $8,337.9 $8,337.9 $24,152.3 $14,221.7 $25,591.6 $23,323.6 $5,074.4 $8,337.9	12 7 12 5 2 2 11 6 9 15 12 2	$1,870.4 $2,979.3 $1,870.4 $2,456.5 $840.0 $840.0 $3,308.7 $2,958.0 $3,388.2 $3,928.8 $1,870.4 $840.0	29 17 20 5 7 8 18 17 7 29 21 7	$7,180.5 $12,655.2 $4,336.6 $422.4 $2,022.4 $2,084.8 $2,002.8 $12,655.2 $1,341.4 $9,279.0 $4,337.6 $2,022.4
MSIM[9]	Demine, Vladimir A. Gabriele, Alex Lock, William D. Paulson, Bruno Perrott, Richard Sochovsky, Nic Watson, Marcus Wong, Nathan	7 7 7 7 7 7 7 7	$7,392.51 $7,392.51 $7,392.51 $7,392.51 $7,393 $7,392.51 $7,392.51 $7,393	38 38 38 38 69 38 38 69	$40,992.09 $40,992.09 $40,992.09 $40,992.09 $40,992.09 $40,992.09 $40,992.09 $40,992.09	68[14] 68[14] 69[14] 68[14] 68[14] 68[14] 68[14] 68[14]	$28,210.61[14] $28,210.61[14] $28,290.27[14] $28,210.61[14] $28,210.61[14] $28,210.61[14] $28,210.61[14] $28,210.61[14]
PIMCO[9]	Arnott, Robert D. Brightman, Christopher J. Cudzil, Mike Mittal, Mohit Rennison, Graham White, Paul-James	19 17 15 31 15 —	$36,008 $34,432 $16,508 $1,339 $9,743 —	10 8 5[15] 21[16] 6 —	$3,550 $3,066 $6,973[15] $37,548[16] $1,166 —	9 5 62[15] 145[16] — —	$7,005 $1,233 $23,669[15] $108,454[16] — —
PineBridge	Burton, Jeremy Yovanovic, John	2[17] 5[18]	$296.65[17] $3,443.22[18]	10 9	$4,676.74 $4,404.82	25 23	$7,452.21 $7,320.64
Putnam	Jaroch, Darren A. DeMore, Lauren	16[19] 16[19]	$21,843.8[19] $21,843.8[19]	6 6	$4,609.5 $4,609.5	8 8	$1,401.4 $1,401.1
Schroders	Hodgson, Michael Kyrklund, Johanna	18 1	$16,110 $1,520	11 13	$3,240 $16,947	24 3	$20,915 $2,972
T. Rowe Price	McWilliams, Sean Panariello, Robert Shriver, Charles M. Thompson, Toby M.	2 — 13 8	$636.85 — $51,251.52 $22,895.37	— — 25 27	— — $9,799.53 $9,158.29	3 19 14 26	$40.06 $1.24 $263.18 $260.38
Western Asset	Kirkwood, Eugene Leech, Kenneth S. Sibley, Stephen	1 99 1	$21.79 $177,989.77 $21.79	— 25 —	— $15,850.98 —	1 640 1	$12.58 $228,066.15 $12.58
Potential Conflicts of Interest
As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to

14
6 accounts with $2,873 million in assets under management with performance-based fees.
15
There are two performance fee accounts in “pooled accounts” and five in “other accounts” totaling $5,998 and $1,364 million, respectively.
16
There are two performance fee accounts in “pooled accounts” and seven in “other accounts” totaling $2,387 and $2,206 million, respectively.
17
1 of the 2 RICs is subject to performance-based advisory fees, $201.90M AUM.
18
1 of the 5 RICs is subject to performance-based advisory fees, $119.68M AUM.
19
There is one (1) performance fee account in “other accounts” totaling $205.9 million.

deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.
•
Trade Allocations. Conflicts may arise between a Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SunAmerica or a Subadviser, as applicable) may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and the Adviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.
•
Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time a Portfolio Manager spends on a Portfolio or a single Other Client Account, the Adviser periodically assesses whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.
•
Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (defined below) and Subadvisers codes of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and Subadvisers codes of ethics will eliminate such conflicts.
Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with each Adviser’s management of the Portfolios, investments and such Other Client Accounts.
Compensation
Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, is described below.
SunAmerica. SunAmerica Portfolio Managers’ compensation has a salary, plus a bonus made up of short-term incentive and long-term incentive components. The salary is a fixed annual salary and is generally based on the Portfolio Manager’s responsibilities and leadership role within the organization. The short-term incentive is discretionary and based on the organizational performance of AIG and the individual’s performance including but not limited to the funds for which the Portfolio Manager has primary responsibility. In addition, SunAmerica may award long-term incentive compensation to an eligible Portfolio Manager who consistently meets or exceeds relative performance criteria. SunAmerica believes its compensation program is adequate to incentivize Portfolio Managers and analysts to seek maximum performance within risk parameters described in the Portfolios’ prospectuses.
AllianceBernstein
AllianceBernstein’s compensation program for investment professionals– Portfolio Managers, analysts and traders– is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio Managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for Portfolio Managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. AllianceBernstein believes this helps their investment professionals focus appropriately on long-term client objectives and results.
Determined by Both Quantitative and Qualitative Factors: Total compensation for investment professionals is determined by both quantitative and qualitative factors. For Portfolio Managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. AllianceBernstein also assesses the risk pattern of performance, both absolute and relative to peers.
Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for Portfolio Managers incorporates the manager’s broader contributions to overall investment processes and clients’ success. Because AllianceBernstein deeply believes as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein Portfolio Manager has goals that promote the integration of ESG and sustainability in the firm’s investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for Portfolio Managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.
Other aspects of qualitative objectives for Portfolio Managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining Portfolio Managers’ compensation include complexity of investment strategies managed.
Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their Portfolio Manager peers. Compensation for research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.
Responsibility-Related Objectives for Research Analysts: Like Portfolio Managers, fundamental research analysts at AllianceBernstein also have goals related to ESG analysis and integration. For analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in their ESIGHT platform.
Traders: Traders are critically important to generating results in client accounts. As such, compensation for traders is highly competitive and heavily incentive-based. AllianceBernstein Portfolio Managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading. AllianceBernstein also incentivizes fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for clients.
Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. AllianceBernstein’s compensation program has been designed to attract and retain the highest-caliber employees while aligning with the firm’s deeply held values of responsibility and stewardship. They incorporate multiple sources of industry benchmarking data to ensure compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.
BlackRock. The discussion below describes the Portfolio Managers’ compensation as of December 31, 2021.
BlackRock’s financial arrangements with its Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, Portfolio Managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Radell and Rosenberg
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the Portfolio Manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that Portfolio Manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the Portfolio Managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each Portfolio Manager’s compensation based on the performance of the Funds and other accounts managed by each Portfolio Manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these Portfolio Managers, such benchmarks for the Fund and other accounts are:
Portfolio Manager	Benchmarks
Scott Radell	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.
Jeffrey Rosenberg	ICE BofAML 3-Month U.S. Treasury Bill index; FTSE 3-Month U.S. Treasury Bill Index
Discretionary Incentive Compensation – Messrs. Green, Hodges, Pensky and Ren
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the Portfolio Manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that Portfolio Manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each Portfolio Manager’s compensation based on the performance of the Funds and other accounts managed by each Portfolio Manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Green, Hodges, Pensky and Ren is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to Portfolio Managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio Managers receive their annual discretionary incentive compensation in the form of cash. Portfolio Managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a Portfolio Manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The Portfolio Managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain Portfolio Managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of Portfolio Manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only Portfolio Managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, Portfolio Managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible Portfolio Managers are eligible to participate in these plans.
Brandywine. All Portfolio Managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based in part on the performance of the Portfolio Managers’ investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are also considered as part of the individual allocation decision. After this performance based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. Finally, all investment professionals are eligible for options on Legg Mason, Inc. stock, provided from time-to-time at Legg Mason, Inc.’s discretion to its investment management subsidiaries. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.
DFA. Portfolio Managers receive a base salary and bonus. Compensation for investment professionals is determined at the discretion of DFA and is based on criteria such as: experience, responsibilities, the perception of the quality of an employee’s work efforts, and other subjective factors. The compensation of Portfolio Managers is not directly based upon the performance of the portfolios the Portfolio Managers manage. DFA reviews the compensation of each investment professional annually and may make modifications in compensation as necessary to reflect changes in the market.
Compensation consists of the following:
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Base Salary—Each Portfolio Manager is paid a base salary. DFA considers the factors described above to determine the base salary.
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Semi-Annual Bonus—Each Portfolio Manager may receive a semi-annual bonus. The bonus is based on the factors described above.
Portfolio Managers may be awarded the right to purchase restricted shares of DFA stock, as determined from time to time by DFA’s board of directors or its delegees. Portfolio Managers also participate in benefit and retirement plans and other programs available generally to all employees.
Additionally, Portfolio Managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
Federated. Portfolio Managers are paid a fixed-base salary and a variable annual incentive. Base salary is determined within a market-competitive position-specific salary range, based on the Portfolio Manager’s experience and performance. The annual incentive amount is determined based primarily on investment product performance (“IPP”) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this Portfolio Manager role.
Mr. Ruffner’s IPP is measured on a rolling one-, three- and five- calendar year pre-tax gross total return basis versus the SA Federated Hermes Corporate Bond Portfolio’s benchmark (i.e. 75% Bloomberg U.S. Credit Index/25% Bloomberg U.S. High Yield 2% Issuer Cap Index) and versus a designated peer group of comparable accounts. Mr. Durbiano manages only the high yield portion of SA Federated Hermes Corporate Bond Portfolio. Mr. Durbiano’s IPP is measured on a rolling one-, three- and five- calendar year pre-tax gross return basis versus the high yield portion of the SA Federated Hermes Corporate Bond Portfolio’s benchmark (i.e. Bloomberg U.S. High Yield 2% Issuer Cap Index) and versus the high yield portion of the SA Federated Hermes Corporate Bond Portfolio’s designated peer group of comparable accounts. Performance periods are adjusted if a Portfolio Manager has been managing an account for less than five years; accounts with less than one year of performance history under a Portfolio Manager may be excluded. Portfolio Managers may also serve as a portfolio manager for other accounts in addition to the SA Federated Hermes Corporate Bond Portfolio.

Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the SA Federated Hermes Corporate Bond Portfolio or other accounts for which the Portfolio Managers are responsible when their compensation is calculated may be equal or can vary. In addition, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the Portfolio Manager currently is categorized into one or more IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the Portfolio Manager and included in the IPP group or groups. At the account level, the weighting assigned to the SA Federated Hermes Corporate Bond Portfolio may be lesser than or equal to the weighting assigned to other accounts or activities, or may be greater than or equal to certain other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant. Pursuant to the terms of a business agreement, Mr. Durbiano’s annual incentives may include certain guaranteed amounts.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Ruffner was awarded a grant of restricted Federated Hermes, Inc. stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes Inc.’s senior management.
FIAM. Samuel Wald is the Portfolio Manager of the Real Estate Portfolio and Sammy Simnegar is the Portfolio Manager for the International Growth Portfolio and each receives compensation for his services. As of December 31, 2021, Portfolio Manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the Portfolio Managers’ compensation may be deferred based on criteria established by FIAM or its affiliate or at the election of each Portfolio Manager.
A Portfolio Manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliate.
The primary components of Samuel Wald’s bonus are based on (i) the pretax investment performance of Samuel Wald’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund, account or lead account(s) and (ii) the investment performance of other funds and accounts at FIAM or its affiliate. The pretax investment performance of Samuel Wald’s fund(s), account(s) and lead account(s) is weighted according to his tenure on those fund(s), account(s) and lead account(s) and the average asset size of those fund(s), account(s) and lead account(s) over his tenure. Each component is calculated separately over Samuel Wald’s tenure on those fund(s), account(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of Samuel Wald’s bonus is based on Samuel Wald’s overall contribution to management of FIAM or its affiliate. The portion of Samuel Wald’s bonus that is linked to the investment performance of the SA Fidelity Institutional AM® Real Estate Portfolio is based on the lead account’s pre-tax investment performance measured against the FTSE NAREIT Equity REITs Index and the lead account’s pretax investment performance based on the performance of the fund within the Lipper Real Estate Funds universe.
The primary components of Sammy Simnegar’s bonus are based on (i) the pre-tax investment performance of Sammy Simnegar’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund, account or lead account, if applicable, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of Sammy Simnegar’s fund(s), account(s) and lead account(s) is weighted according to his tenure on those fund(s), account(s) and account(s) and the average asset size of those fund(s), account(s) and account(s) over his tenure. Each component is calculated separately over Sammy Simnegar’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of Sammy Simnegar’s bonus is based on Sammy Simnegar’s overall contribution to management of FIAM or its affiliates. The portion of Sammy Simnegar’s bonus that is linked to the investment performance of the SA Fidelity Institutional AM® International Growth Fund is based on the lead account’s pre-tax investment performance measured against the MSCI All Countries World ex USA

Index (Net MA) and the lead account’s pre-tax investment performance within the Morningstar® Foreign Large Growth; Foreign Large Value; and Foreign Large Blend Categories.
The Portfolio Managers are also compensated under equity-based compensation plans linked to increases or decreases in the NAV of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, Portfolio Managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.
The Portfolio Managers’ compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, Portfolio Managers’ compensation is linked to the pretax performance of the fund, rather than its after-tax performance. A Portfolio Manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a Portfolio Manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio Managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s code of ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.
Franklin Advisers. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary.
Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.
Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits. Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Franklin. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager’s level of responsibility and Franklin Templeton guidelines. Portfolio Managers are provided no financial incentive to favor one fund or account over another. Each Portfolio Manager’s compensation consists of the following three elements:
Base salary. Each Portfolio Manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the Portfolio Manager with those of the Portfolio’s shareholders. Each Portfolio Manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%), restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the Portfolio Manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance, which aligns the financial incentives of the Portfolio Manager and Portfolio shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to Portfolio Managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
Investment performance. Primary consideration is given to the historic investment performance over the one, three and five preceding years of all accounts managed by the portfolio manager. The pretax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
Non-investment performance. The more qualitative contributions of a Portfolio Manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
Responsibilities. The characteristics and complexity of funds managed by the Portfolio Manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio Managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits. Portfolio Managers also participate in benefit plans and programs available generally to all employees of the investment manager.
GSAM. Compensation for GSAM Portfolio Managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio Managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.
The benchmark for the SA Goldman Sachs Multi-Asset Insights Portfolio is the 38.5% S&P 500® Index, 3.5% S&P Midcap 400® Index, 3.5% Russell 2000® Index, 24.5% MSCI EAFE (Net Total Return) and 30% Bloomberg US Government/Credit Index.
The discretionary variable compensation for Portfolio Managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective of the Portfolio. Other factors may also be considered including: (a) general client/shareholder orientation, and (b) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, Portfolio Managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain Portfolio Managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation: In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
GSAM International. Compensation for GSAM Portfolio Managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.
The benchmark for the Global Bond Portfolio is: J.P. Morgan Global Government Bond Index (unhedged).
The discretionary variable compensation for Portfolio Managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of the Portfolio. Other factors may also be considered including: (a) general client/shareholder orientation, and (b) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, Portfolio Managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain Portfolio Managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a Portfolio

Manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation. In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Invesco. Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio Managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:
Base Salary. Each Portfolio Manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.
Annual Bonus. The Portfolio Managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each Portfolio Manager’s compensation is linked to the pre-tax investment performance of the Portfolio/accounts managed by the Portfolio Manager as described in the table below.
Subadviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Portfolio peer group.

1
Rolling time periods based on calendar year-end.
2
Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership that has responsibility for executing the compensation approach across the organization.
Deferred/Long-Term Compensation. Portfolio Managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.
Janus. The following describes the structure and method of calculating a portfolio manager’s compensation as of September 30, 2021.

The portfolio managers and co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-,three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place.
The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.
Deferrals/Firm Ownership: All employees are subject to Janus Henderson’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal instalments over a 3-year period and are delivered into JHG restricted stock and/or funds. Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
JPMorgan. JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives: and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise of up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Portfolio(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return, 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Portfolios available in the plan or can take the form of RSUs.

MFS
Compensation.
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2021, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary generally represents a smaller percentage of Portfolio Manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of Portfolio Manager total cash compensation.
With respect to each portfolio manager except Messrs. Kevin Beatty and Ted Maloney, and Mrs. Allison O’Neil Mackey, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2021, the following benchmarks were used to measure the following portfolio managers’ performance for the following Portfolios:
Portfolio	Portfolio Manager	Benchmark(s)
SA MFS Blue Chip Growth Portfolio	Matthew W. Krummell	Russell® 1000 Growth Index
	James C. Fallon	Russell® 1000 Growth Index
	Jonathan W. Sage	Russell® 1000 Growth Index
	John E. Stocks	Russell® 1000 Growth Index
SA JPMorgan MFS Core Bond Portfolio	Joshua P. Marston	Bloomberg Barclay’s U.S. Aggregate Bond Index
	Robert D. Persons	Bloomberg Barclay’s U.S. Aggregate Bond Index
	Alexander Mackey	Bloomberg Barclay’s U.S. Aggregate Bond Index
SA MFS Total Return Portfolio	Joshua P. Marston	Bloomberg Barclay’s U.S. Aggregate Bond Index
	Johnathan Munko	S&P’s 500 Stock Index
	Alexander Mackey	Bloomberg Barclay’s U.S. Aggregate Bond Index
	Steven R. Gorham	S&P’s 500 Stock Index
	Robert Persons	Bloomberg Barclay’s U.S. Aggregate Bond Index
	Henry Peabody	Bloomberg Barclay’s U.S. Aggregate Bond Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Portfolio(s) selected by the portfolio manager.
With respect to Mr. Kevin Beatty, his compensation reflects his broader role within MFS as Co-Chief Investment Officer-Equity Americas in addition to being a portfolio manager. His performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account his broad leadership responsibilities. This performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Portfolio(s) selected by the portfolio manager.
With respect to Ms. Alison O’Neill Mackey, her compensation reflects her broader role within MFS as Co-Chief Investment Officer-Equity Americas in addition to being a portfolio manager. Her performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account her broad leadership responsibilities. This performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Mr. Ted Maloney, his compensation reflects his broader role within MFS as Chief Investment Officer of MFS in addition to being a portfolio manager. The Chief Executive Officer of MFS determines and recommends the amount of his compensation to the Sun Life Management Resources Committee of the Board of Directors of Sun Life Financial, Inc. (the ultimate parent company of MFS). His performance bonus is based on a combination of quantitative and qualitative factors. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Executive Officer which takes into account his broad leadership responsibilities. In addition, Mr. Maloney participates in a mandatory deferred compensation program whereby a portion of his performance bonus is deferred and awarded in the form of restricted stock units.
MFS Equity Plan– Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
MSIM. Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP”) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley board of directors.

Base salary compensation. Generally, Portfolio Managers receive base salary compensation based on the level of their position with MSIM.
Incentive compensation. In addition to base compensation, Portfolio Managers may receive discretionary year-end compensation.
Incentive compensation may include:
•
Cash Bonus.
•
Deferred Compensation:
•
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
•
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of MSIM’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM. Portfolio Managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
•
Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition for cause (i.e., any act or omission that constitutes a breach of obligation to MSIM, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of MSIM’s consolidated financial results, constitutes a violation of MSIM’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
•
Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
•
Revenue and profitability of MSIM
•
Return on equity and risk factors of both the business units and Morgan Stanley
•
Assets managed by the Portfolio Manager
•
External market conditions
•
New business development and business sustainability
•
Contribution to client objectives
•
Individual contribution and performance
Further, MSIM’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
PIMCO. PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
•
PIMCO’s pay practices are designed to attract and retain high performers;
•
PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
•
PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
•
PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for Portfolio Managers is designed to align with clients’ interests, emphasizing each Portfolio Manager’s ability to generate long-term investment success for PIMCO’s clients. A Portfolio Manager’s compensation is not based solely on the performance of any Portfolio or any other account managed by that Portfolio Manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
•
Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
•
Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•
Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
•
Contributions to mentoring, coaching and/or supervising members of team;
•
Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•
With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
•
The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
•
Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan. Portfolio Managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio Managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
PineBridge. Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a Portfolio Manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a Portfolio Manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a Portfolio Manager’s funds are considered. A Portfolio Manager may be offered a long-term incentive/performance unit plan (LTI) to share in the long-term growth of the company. The LTI Plan allows for the granting of incentive units representing equity interests in the company with the main objective of attracting and retaining talent, incentivizing employee long-term performance and ensuring employee alignment of interests with the firm’s long-term vision and goals.

Putnam. Portfolio managers are evaluated and compensated across specified products they manage, in part, based on their performance relative to the applicable benchmark, based on a blend of 3-year and 5-year performance, or, if shorter, the period of time that the portfolio manager has managed the product. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.
Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm.
Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.
Schroders. Schroders’ methodology for measuring and rewarding the contribution made by Portfolio Managers combines quantitative measures with qualitative measures. The SA Schroders VCP Global Allocation Portfolio’s Portfolio Managers are compensated for their services to the Portfolio and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviours in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one- and three-year periods), the level of funds under management and the level of performance fees generated, if any. The Portfolio Managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.
T. Rowe Price. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-,3-,5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index and the Lipper average or index set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
Ownership of Portfolio Managers
As of January 31, 2022, none of the Portfolio Managers had any ownership interest in a Portfolio that they managed.
PERSONAL SECURITIES TRADING
The Trust, the Adviser and the Distributor have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolios. The SunAmerica Code is designed to detect and prevent conflicts of interests between the Portfolios and the personal trading activities of certain access persons. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement. SunAmerica reports violations of the SunAmerica Code to the Board.
Each of the Subadvisers has adopted a code of ethics (a “Code of Ethics”). Such provisions may be more restrictive than the provisions set forth in the SunAmerica Code. Material violations of a Subadviser’s Code of Ethics by employees that provide direct services to a Portfolio or those that involve the subadvised Portfolio are reported to the Board.
DISTRIBUTION AGREEMENT
The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and an indirect majority-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders.
After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
RULE 12b-1 PLANS
The Board has adopted a Rule 12b-1 Plan for Class 1 shares, other than Class 1 shares of the SA DFA Ultra Short Bond Portfolio (the “Class 1 Plan”), Class 2 shares (the “Class 2 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan and Class 2 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the 12b-1 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contractholders who are the indirect beneficial owners of the Portfolios’ Class 2 and Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.

Account Maintenance and Service Fees
The following table sets forth the account maintenance and service fees paid by each of the Portfolios in Class 1, Class 2 and Class 3 shares for the fiscal year ended January 31, 2022.
	2022
Portfolio	Class 1	Class 2	Class 3
SA AB Growth	N/A	$146,755	$1,540,782
SA AB Small & Mid Cap Value	N/A	17,184	1,171,492
SA BlackRock Multi-Factor 70/30*,**	N/A	N/A	122,216
SA BlackRock VCP Global Multi Asset**	N/A	N/A	2,142,706
SA DFA Ultra Short Bond	N/A	20,816	562,295
SA Emerging Markets Equity Index**	N/A	N/A	27,907
SA Federated Hermes Corporate Bond	N/A	23,763	2,533,850
SA Fidelity Institutional AM® International Growth**	N/A	N/A	20,380
SA Fidelity Institutional AM Real Estate	N/A	6,667	482,616
SA Fixed Income Index**	N/A	N/A	180,120
SA Fixed Income Intermediate Index**	N/A	N/A	86,189
SA Franklin BW U.S. Large Cap Value	N/A	68,322	1,303,614
SA Franklin Small Company Value**	N/A	N/A	544,381
SA Franklin Systematic U.S. Large Cap Value	N/A	8,694	597,640
SA Franklin Tactical Opportunities**	N/A	N/A	207,822
SA Franklin U.S. Equity Smart Beta**	N/A	N/A	10,422
SA Global Index Allocation 60/40**	N/A	N/A	201,477
SA Global Index Allocation 75/25**	N/A	N/A	190,040
SA Global Index Allocation 90/10**	N/A	N/A	679,372
SA Goldman Sachs Global Bond	N/A	6,321	771,049
SA Goldman Sachs Multi-Asset Insights**	N/A	N/A	116,729
SA Index Allocation 90/10**	N/A	N/A	563,034
SA Index Allocation 60/40**	N/A	N/A	1,058,525
SA Index Allocation 80/20**	N/A	N/A	2,844,251
SA International Index**	N/A	N/A	36,957
SA Invesco Growth Opportunities	N/A	6,055	429,482
SA Invesco Main Street Large Cap	N/A	5,944	302,907
SA Janus Focused Growth	N/A	17,119	466,156
SA JPMorgan Diversified Balanced	N/A	21,596	670,117
SA JPMorgan Emerging Markets	N/A	5,012	376,741
SA JPMorgan Equity-Income	N/A	16,515	765,874
SA JPMorgan Global Equities	N/A	5,157	125,562
SA JPMorgan MFS Core Bond	N/A	11,163	2,500,369
SA JPMorgan Mid-Cap Growth	N/A	29,791	736,103
SA Large Cap Growth Index**	N/A	N/A	64,857
SA Large Cap Index**	N/A	N/A	139,815
SA Large Cap Value Index**	N/A	N/A	57,625
SA MFS Blue Chip Growth	N/A	5,803	453,497
SA MFS Massachusetts Investors Trust	N/A	12,826	999,392
SA MFS Total Return	N/A	34,114	948,098
SA Mid Cap Index**	N/A	N/A	97,996
SA Morgan Stanley International Equities	N/A	13,831	363,911
SA PIMCO RAE International Value	N/A	14,676	1,103,512
SA PIMCO VCP Tactical Balanced**	N/A	N/A	3,281,456
SA PineBridge High-Yield Bond	N/A	10,300	371,967

	2022
Portfolio	Class 1	Class 2	Class 3
SA Putnam International Growth and Income	N/A	$7,025	$283,298
SA Schroders VCP Global Allocation**	N/A	N/A	1,539,690
SA Small Cap Index**	N/A	N/A	91,162
SA T. Rowe Price Asset Allocation Growth**	N/A	N/A	1,386,865
SA T. Rowe Price VCP Balanced**	N/A	N/A	4,398,581
SA VCP Dynamic Allocation**	N/A	N/A	29,488,098
SA VCP Dynamic Strategy**	N/A	N/A	18,045,042
SA VCP Index Allocation**	N/A	N/A	1,261,382

*
The Portfolio commenced operations on October 13, 2020.
**
There were no Class 2 shares of the Portfolio outstanding as of January 31, 2022.
Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Since the shares of the Portfolios are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.
Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships (“QPTPs”)” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.
Certain of the Portfolio’s investments in MLPs may be considered QPTPs and, therefore, the extent to which a Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in a Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below However, any taxable income or gain the Portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.
A Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.
If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement and does not timely cure the failure, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.
Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.
Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.
For those Portfolios that invest all or a portion of their assets in Underlying Portfolios, distributions received by a Portfolio attributable to the Underlying Portfolio’s investment company taxable income, including short-term capital gains, are taxable as dividend income to that Portfolio and will not be offset by such Portfolio’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Portfolio, if any, would not offset net capital gains of the Portfolio. Distributions received by a Portfolio from an Underlying Portfolio attributable to the excess of the Underlying Portfolio’s net long-term capital gain over its net short-term capital loss and that are properly reported as “capital gain dividends” are taxable as long-term capital gain to a Portfolio, regardless of how long that Portfolio has held the Underlying Portfolio’s shares. Upon the sale or other disposition by a Portfolio of shares of any Underlying Portfolio, the Portfolio will realize a capital gain or loss that will be long-term or short-term, generally depending upon the Portfolio’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Portfolio.
In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies , partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
With respect to those Portfolios that invest all or a portion of their assets in Underlying Portfolios, each Underlying Portfolio intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Portfolio qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying

Portfolio generally will not pay any U.S. federal income or excise tax. The Underlying Portfolios are subject to the same asset diversification and income distribution requirements applicable to the Portfolios. The tax treatment of the transactions outlined with respect to the Underlying Portfolios also applies to the Portfolios.
A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.
A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the stated redemption price at maturity of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.
In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.
The SA Fidelity Institutional AM® Real Estate Portfolio, and possibly other Portfolios may hold residual interests in REMICs. Certain types of income received by these Portfolios from REITs, REMICs, taxable mortgage pools or other investments may cause these Portfolios to designate some or all of their distributions as “excess inclusion income.” To shareholders of these Portfolios, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause these Portfolios to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.
A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by a Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known.
The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.
For the fiscal year ended January 31, 2022, the Portfolios had the following capital loss carry-forwards.
Unlimited Loss Carry-Forward
	ST	LT
SA AB Growth	-	-
SA AB Small & Mid Cap Value	—	—
SA BlackRock Multi-Factor 70/30	—	—
SA BlackRock VCP Global Multi Asset	—	—
SA DFA Ultra Short Bond	$356,370	$5,746,510
SA Emerging Markets Equity Index	496,610	1,630,044
SA Federated Hermes Corporate Bond	—	—
SA Fidelity Institutional AM® International Growth Portfolio	—	—
SA Fidelity Institutional AM Real Estate	—	—
SA Fixed Income Index	—	—
SA Fixed Income Intermediate Index	—	—
SA Franklin BW U.S. Large Cap Value	—	—
SA Franklin Small Company Value	—	—
SA Franklin Systematic U.S. Large Cap Value	—	—
SA Franklin Tactical Opportunities	—	—
SA Franklin U.S. Equity Smart Beta	—	—
SA Global Index Allocation 60/40	—	—
SA Global Index Allocation 75/25	—	—
SA Global Index Allocation 90/10	—	—
SA Goldman Sachs Global Bond	533,337	151,520
SA Goldman Sachs Multi-Asset Insights	—	—
SA Index Allocation 60/40	—	—
SA Index Allocation 80/20	—	—
SA Index Allocation 90/10	—	—
SA International Index	—	—
SA Invesco Growth Opportunities	—	—
SA Invesco Main Street Large Cap	—	—
SA Janus Focused Growth	—	—
SA JPMorgan Diversified Balanced	—	—
SA JPMorgan Emerging Markets	—	—
SA JPMorgan Equity-Income	—	—
SA JPMorgan Global Equities	—	—
SA JPMorgan MFS Core Bond	836,438	—
SA JPMorgan Mid-Cap Growth	—	—
SA Large Cap Growth Index	—	—
SA Large Cap Index	—	—
SA Large Cap Value Index	—	—
SA MFS Blue Chip Growth	—	—
SA MFS Massachusetts Investors Trust	—	—

Unlimited Loss Carry- Forward
	ST	LT
SA MFS Total Return	—	—
SA Mid Cap Index	—	—
SA Morgan Stanley International Equities	—	—
SA PIMCO RAE International Value	—	—
SA PIMCO VCP Tactical Balanced	—	—
SA PineBridge High-Yield Bond	—	$15,645,512
SA Putnam International Growth and Income	—	—
SA Schroders VCP Global Allocation	—	—
SA Small Cap Index	—	—
SA T. Rowe Price Asset Allocation Growth	—	—
SA T. Rowe Price VCP Balanced	—	—
SA VCP Dynamic Allocation	—	—
SA VCP Dynamic Strategy	—	—
SA VCP Index Allocation	—	—
PORTFOLIO TURNOVER
A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. The SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio, which operate as funds-of-funds, do not pay transaction costs when they buy and sell shares of Underlying Portfolios, but these Portfolios do pay transaction costs when they buy and sell the financial instruments held in the Overlay Component of the Portfolios. A Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.
With respect to the SA BlackRock Multi-Factor 70/30 Portfolio, the increase in turnover came from different reporting period time horizons. As the fund was launched in October 2020, the turnover for the year was lessened due to only having turnover reported for 3 months, as opposed to the full 12 months in 2021. Both turnover numbers fall within the expected range.
Franklin Advisers assumed subadvisory responsibility for the SA Franklin Systematic U.S. Large Cap Value Portfolio on July 12, 2021. The change triggered an increase of approximately 100% in the Portfolio’s turnover. In normal circumstances, Franklin Advisers controls turnover in their optimization process and do not expect high turnover rate fluctuations in the Portfolio in the future.
The SA Schroders VCP Global Allocation Portfolio’s turnover rate increased in 2020-2021 due to the de-risking of the portfolio in February and March of 2020, followed by a re-risking of the portfolio later in the year. In addition, there was overall turnover increase within Schroders’ active equity portfolios as market volatility led to more frequent rebalancing to capture opportunities and manage risk. In 2021-2022 so far, market volatility fell, leading to lower portfolio turnover.
With respect to the SA PIMCO VCP Tactical Balanced Portfolio, the increased volatility in 2020, compared to 2021, caused the portfolio to have dynamic shifts in interest rate and curve positioning, causing higher turnover in 2020 over 2021.
SHARES OF THE TRUST
The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. Each of the Portfolios offers Class 1, Class 2 and/or Class 3 shares.
Some of the more significant provisions of the Trust’s Declaration are described below.
Shareholder Voting
The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.
The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.
All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.
Election and Removal of Trustees
The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.
Amendments to the Declaration
The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares
The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings
The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts
The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Portfolios and Classes
The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.
Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.
Shareholder, Trustee and Officer Liability
Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust, and that a Trustee, officer or employee is liable to the Trust and its shareholders only for his or her bad faith, willful misconduct/willful misfeasance, gross negligence or reckless disregard of his duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.
Derivative Actions
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.
The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.
If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.
The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.

The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.
The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.
Shares of the Trust are owned through the Life Companies’ separate accounts of the Trust, and through SDAP and SDSP.1 As of March 31, 2022, the ownership of the Trust’s shares is as follows:
	AGL	Nassau	USL	VALIC	Allocation Portfolios	SDAP	SDSP	Seasons Managed Allocation
SA AB Growth Portfolio (Class 1)	45.83%	0.27%	1.83%	0.00%	4.16%	30.43%	17.49%	0.00%
SA AB Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA AB Growth Portfolio (Class 3)	93.41%	0.00%	5.86%	0.73%	0.00%	0.00%	0.00%	0.00%
SA AB Small & Mid Cap Value Portfolio (Class 1)[2]	0.65%	0.00%	0.00%	0.00%	7.72%	11.41%	80.22%	0.00%
SA AB Small & Mid Cap Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA AB Small & Mid Cap Value Portfolio (Class 3)	94.26%	0.00%	5.33%	0.42%	0.00%	0.00%	0.00%	0.00%
SA BlackRock Multi-Factor 70/30 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA BlackRock Multi-Factor 70/30 Portfolio (Class 3)	91.67%	0.00%	7.01%	1.32%	0.00%	0.00%	0.00%	0.00%
SA BlackRock VCP Global Multi Asset Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA BlackRock VCP Global Multi Asset Portfolio (Class 3)	85.38%	0.00%	10.19%	4.43%	0.00%	0.00%	0.00%	0.00%
SA DFA Ultra Short Bond Portfolio (Class 1)	30.90%	0.00%	0.70%	0.00%	0.27%	44.35%	23.78%	0.00%
SA DFA Ultra Short Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA DFA Ultra Short Bond Portfolio (Class 3)	91.45%	0.00%	7.72%	0.83%	0.00%	0.00%	0.00%	0.00%
SA Emerging Markets Equity Index Portfolio (Class 1)	0.14%	0.00%	0.00%	0.00%	9.93%	37.35%	29.26%	23.33%
SA Emerging Markets Equity Index Portfolio (Class 3)	89.79%	0.00%	8.82%	1.40%	0.00%	0.00%	0.00%	0.00%
SA Federated Hermes Corporate Bond Portfolio (Class 1)	16.35%	0.00%	0.30%	0.00%	0.00%	53.53%	21.05%	8.77%
SA Federated Hermes Corporate Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Federated Hermes Corporate Bond Portfolio (Class 3)	93.43%	0.00%	5.83%	0.75%	0.00%	0.00%	0.00%	0.00%
SA Fidelity Institutional AM® International Growth Portfolio (Class 1)	0.21%	0.00%	0.00%	0.00%	0.00%	60.13%	28.41%	11.26%
SA Fidelity Institutional AM® International Growth Portfolio (Class 3)	82.09%	0.00%	17.65%	0.27%	0.00%	0.00%	0.00%	0.00%
SA Fidelity Institutional AM® Real Estate Portfolio (Class 1)	19.83%	0.00%	0.83%	0.00%	0.00%	37.87%	25.56%	15.91%
SA Fidelity Institutional AM® Real Estate Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

	AGL	Nassau	USL	VALIC	Allocation Portfolios	SDAP	SDSP	Seasons Managed Allocation
SA Fidelity Institutional AM® Real Estate Portfolio (Class 3)	94.26%	0.00%	5.51%	0.23%	0.00%	0.00%	0.00%	0.00%
SA Fixed Income Index Portfolio (Class 1)	0.00%	0.00%	0.00%	0.00%	46.52%	25.98%	15.27%	12.23%
SA Fixed Income Index Portfolio (Class 3)	84.59%	0.00%	9.69%	5.72%	0.00%	0.00%	0.00%	0.00%
SA Fixed Income Intermediate Index Portfolio (Class 1)	0.00%	0.00%	0.00%	0.00%	52.78%	23.60%	12.23%	11.39%
SA Fixed Income Intermediate Index Portfolio (Class 3)	81.81%	0.00%	13.53%	4.66%	0.00%	0.00%	0.00%	0.00%
SA Franklin BW U.S. Large Cap Value Portfolio (Class 1)	37.26%	0.00%	1.46%	0.00%	0.00%	30.86%	24.62%	5.80%
SA Franklin BW U.S. Large Cap Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Franklin BW U.S. Large Cap Value Portfolio (Class 3)	95.30%	0.00%	4.44%	0.26%	0.00%	0.00%	0.00%	0.00%
SA Franklin Small Company Value Portfolio (Class 1)	2.09%	0.00%	0.00%	0.00%	0.00%	65.45%	25.11%	7.35%
SA Franklin Small Company Value Portfolio (Class 3)	93.86%	0.00%	5.73%	0.41%	0.00%	0.00%	0.00%	0.00%
SA Franklin Systematic U.S. Large Cap Value Portfolio (Class 1)	16.77%	0.00%	0.00%	0.57%	0.00%	0.00%	82.66%	0.00%
SA Franklin Systematic U.S. Large Cap Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Franklin Systematic U.S. Large Cap Value Portfolio (Class 3)	91.78%	0.00%	6.19%	2.03%	0.00%	0.00%	0.00%	0.00%
SA Franklin Tactical Opportunities Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Franklin Tactical Opportunities Portfolio (Class 3)	92.93%	0.00%	6.07%	1.00%	0.00%	0.00%	0.00%	0.00%
SA Franklin U.S. Equity Smart Beta Portfolio (Class 1)	0.02%	0.00%	0.00%	0.00%	0.00%	48.38%	42.69%	8.90%
SA Franklin U.S. Equity Smart Beta Portfolio (Class 3)	91.00%	0.00%	8.96%	0.04%	0.00%	0.00%	0.00%	0.00%
SA Global Index Allocation 60/40 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Global Index Allocation 60/40 Portfolio (Class 3)	84.79%	0.00%	12.13%	3.08%	0.00%	0.00%	0.00%	0.00%
SA Global Index Allocation 75/25 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Global Index Allocation 75/25 Portfolio (Class 3)	87.91%	0.00%	8.96%	3.14%	0.00%	0.00%	0.00%	0.00%
SA Global Index Allocation 90/10 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Global Index Allocation 90/10 Portfolio (Class 3)	89.16%	0.00%	7.72%	3.12%	0.00%	0.00%	0.00%	0.00%
SA Goldman Sachs Global Bond Portfolio (Class 1)	25.69%	0.00%	0.74%	0.00%	0.00%	37.57%	36.01%	0.00%
SA Goldman Sachs Global Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Goldman Sachs Global Bond Portfolio (Class 3)	90.99%	0.00%	8.06%	0.95%	0.00%	0.00%	0.00%	0.00%
SA Goldman Sachs Multi-Asset Insights Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

	AGL	Nassau	USL	VALIC	Allocation Portfolios	SDAP	SDSP	Seasons Managed Allocation
SA Goldman Sachs Multi-Asset Insights Portfolio (Class 3)	76.52%	0.00%	15.49%	7.99%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 60/40 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 60/40 Portfolio (Class 3)	84.21%	0.00%	11.92%	3.86%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 80/20 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 80/20 Portfolio (Class 3)	82.47%	0.00%	14.35%	3.19%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 90/10 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 90/10 Portfolio (Class 3)	87.08%	0.00%	8.79%	4.12%	0.00%	0.00%	0.00%	0.00%
SA International Index Portfolio (Class 1)	0.16%	0.00%	0.00%	0.00%	74.45%	12.36%	11.35%	1.68%
SA International Index Portfolio (Class 3)	90.11%	0.00%	7.29%	2.60%	0.00%	0.00%	0.00%	0.00%
SA Invesco Growth Opportunities Portfolio (Class 1)	7.47%	0.00%	0.19%	0.00%	0.00%	69.41%	14.51%	8.43%
SA Invesco Growth Opportunities Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Invesco Growth Opportunities Portfolio (Class 3)	93.72%	0.00%	6.07%	0.21%	0.00%	0.00%	0.00%	0.00%
SA Invesco Main Street Large Cap Portfolio (Class 1)	9.55%	0.00%	0.40%	0.00%	0.00%	0.00%	78.16%	11.90%
SA Invesco Main Street Large Cap Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Invesco Main Street Large Cap Portfolio (Class 3)	92.33%	0.00%	6.50%	1.18%	0.00%	0.00%	0.00%	0.00%
SA Janus Focused Growth Portfolio (Class 1)	4.79%	0.00%	0.34%	0.00%	0.00%	34.72%	51.28%	8.86%
SA Janus Focused Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Janus Focused Growth Portfolio (Class 3)	93.72%	0.00%	5.65%	0.63%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Diversified Balanced Portfolio (Class 1)	97.23%	0.00%	2.77%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Diversified Balanced Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Diversified Balanced Portfolio (Class 3)	91.44%	0.00%	7.41%	1.15%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Emerging Markets Portfolio (Class 1)	25.98%	0.00%	1.12%	0.00%	0.00%	35.09%	19.61%	18.20%
SA JPMorgan Emerging Markets Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Emerging Markets Portfolio (Class 3)	93.73%	0.00%	5.81%	0.46%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Equity-Income Portfolio (Class 1)	16.56%	0.00%	0.71%	0.00%	0.00%	43.54%	32.13%	7.06%
SA JPMorgan Equity-Income Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Equity-Income Portfolio (Class 3)	93.79%	0.00%	5.66%	0.55%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Global Equities Portfolio (Class 1)	13.81%	0.00%	0.38%	0.00%	0.00%	53.31%	32.50%	0.00%
SA JPMorgan Global Equities Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Global Equities Portfolio (Class 3)	94.39%	0.00%	5.44%	0.17%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan MFS Core Bond Portfolio (Class 1)	5.63%	0.00%	0.08%	0.00%	0.00%	59.31%	24.86%	10.12%
SA JPMorgan MFS Core Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan MFS Core Bond Portfolio (Class 3)	93.06%	0.00%	6.16%	0.78%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Mid-Cap Growth Portfolio (Class 1)	31.79%	0.00%	1.40%	0.00%	0.00%	37.79%	21.52%	7.71%
SA JPMorgan Mid-Cap Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Mid-Cap Growth Portfolio (Class 3)	93.12%	0.00%	6.23%	0.65%	0.00%	0.00%	0.00%	0.00%

	AGL	Nassau	USL	VALIC	Allocation Portfolios	SDAP	SDSP	Seasons Managed Allocation
SA Large Cap Growth Index Portfolio (Class 1)	0.27%	0.00%	0.00%	0.00%	0.00%	57.49%	33.43%	8.81%
SA Large Cap Growth Index Portfolio (Class 3)	88.20%	0.00%	8.77%	3.03%	0.00%	0.00%	0.00%	0.00%
SA Large Cap Index Portfolio (Class 1)	0.62%	0.00%	0.00%	0.00%	43.50%	35.01%	18.92%	1.95%
SA Large Cap Index Portfolio (Class 3)	87.64%	0.00%	10.08%	2.28%	0.00%	0.00%	0.00%	0.00%
SA Large Cap Value Index Portfolio (Class 1)	0.20%	0.00%	0.00%	0.00%	0.00%	45.21%	45.64%	8.95%
SA Large Cap Value Index Portfolio (Class 3)	86.65%	0.00%	11.87%	1.47%	0.00%	0.00%	0.00%	0.00%
SA MFS Blue Chip Growth Portfolio (Class 1)	2.43%	0.00%	0.13%	0.00%	0.00%	59.49%	32.62%	5.32%
SA MFS Blue Chip Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Blue Chip Growth Portfolio (Class 3)	92.99%	0.00%	6.03%	0.98%	0.00%	0.00%	0.00%	0.00%
SA MFS Massachusetts Investors Trust Portfolio (Class 1)	7.75%	0.00%	0.42%	0.00%	0.00%	48.14%	43.69%	0.00%
SA MFS Massachusetts Investors Trust Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Massachusetts Investors Trust Portfolio (Class 3)	95.48%	0.00%	4.07%	0.44%	0.00%	0.00%	0.00%	0.00%
SA MFS Total Return Portfolio (Class 1)	97.76%	0.00%	2.24%	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Total Return Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Total Return Portfolio (Class 3)	95.57%	0.00%	4.02%	0.41%	0.00%	0.00%	0.00%	0.00%
SA Mid Cap Index Portfolio (Class 1)	0.10%	0.00%	0.00%	0.00%	67.40%	16.52%	13.08%	2.91%
SA Mid Cap Index Portfolio (Class 3)	89.86%	0.00%	7.56%	2.58%	0.00%	0.00%	0.00%	0.00%
SA Morgan Stanley International Equities Portfolio (Class 1)	9.85%	0.00%	0.46%	0.00%	0.00%	58.70%	15.32%	15.67%
SA Morgan Stanley International Equities Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Morgan Stanley International Equities Portfolio (Class 3)	94.30%	0.00%	5.01%	0.70%	0.00%	0.00%	0.00%	0.00%
SA PIMCO RAE International Value Portfolio (Class 1)	0.05%	0.00%	0.00%	0.00%	0.00%	33.83%	57.10%	9.03%
SA PIMCO RAE International Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA PIMCO RAE International Value Portfolio (Class 3)	95.33%	0.00%	4.49%	0.18%	0.00%	0.00%	0.00%	0.00%
SA PIMCO VCP Tactical Balanced Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA PIMCO VCP Tactical Balanced Portfolio (Class 3)	87.37%	0.00%	9.85%	2.78%	0.00%	0.00%	0.00%	0.00%
SA PineBridge High-Yield Bond Portfolio (Class 1)	26.04%	0.00%	0.91%	0.00%	0.00%	37.06%	15.30%	20.69%
SA PineBridge High-Yield Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA PineBridge High-Yield Bond Portfolio (Class 3)	93.33%	0.00%	5.46%	1.21%	0.00%	0.00%	0.00%	0.00%
SA Putnam International Growth and Income Portfolio (Class 1)	11.56%	0.00%	0.93%	0.00%	0.00%	25.97%	44.07%	17.81%
SA Putnam International Growth and Income Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Putnam International Growth and Income Portfolio (Class 3)	94.52%	0.00%	5.35%	0.14%	0.00%	0.00%	0.00%	0.00%

	AGL	Nassau	USL	VALIC	Allocation Portfolios	SDAP	SDSP	Seasons Managed Allocation
SA Schroders VCP Global Allocation Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Schroders VCP Global Allocation Portfolio (Class 3)	85.78%	0.00%	10.78%	3.44%	0.00%	0.00%	0.00%	0.00%
SA Small Cap Index Portfolio (Class 1)	0.14%	0.00%	0.00%	0.00%	52.64%	27.27%	15.91%	4.04%
SA Small Cap Index Portfolio (Class 3)	89.19%	0.00%	8.60%	2.21%	0.00%	0.00%	0.00%	0.00%
SA T. Rowe Price Asset Allocation Growth Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA T. Rowe Price Asset Allocation Growth Portfolio (Class 3)	93.32%	0.00%	6.11%	0.57%	0.00%	0.00%	0.00%	0.00%
SA T. Rowe Price VCP Balanced Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA T. Rowe Price VCP Balanced Portfolio (Class 3)	88.30%	0.00%	8.96%	2.74%	0.00%	0.00%	0.00%	0.00%
SA VCP Dynamic Allocation Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA VCP Dynamic Allocation Portfolio (Class 3)	90.92%	0.00%	8.19%	0.89%	0.00%	0.00%	0.00%	0.00%
SA VCP Dynamic Strategy Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA VCP Dynamic Strategy Portfolio (Class 3)	88.73%	0.00%	9.79%	1.48%	0.00%	0.00%	0.00%	0.00%
SA VCP Index Allocation Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA VCP Index Allocation Portfolio (Class 3)	82.70%	0.00%	11.73%	5.57%	0.00%	0.00%	0.00%	0.00%

1
Shares of the Trust are owned through the Life Companies’ separate accounts, through SDAP and SDSP of the Trust, and through the Seasons Managed Allocation Portfolios of the Seasons Series Trust and the Trust’s Allocation Portfolios for which SunAmerica serves as investment adviser and that are managed as “funds of funds.”
2
AGL owns a portion of the Portfolio shares directly.
AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. USL’s address is One World Financial Center, 200 Liberty Street, New York, New York 10281. Nassau’s address is 1 American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. SDAP and SDSP are each a series of the Trust and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367. The Allocation Portfolios, each a series of SST, consist of SA Allocation Balanced Portfolio, SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio and SA Allocation Moderate Portfolio and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367.
PRICE OF SHARES
Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies. The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). Each Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The Board is responsible for the share valuation process and has adopted a policy and procedure (the “PRC Procedures”) for valuing the securities and other assets held by a Portfolio, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee that is responsible for, among other things, making certain determinations in connection with a Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.
Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, a Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a Board-approved pricing service. Option contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC are valued at the mid-valuation provided by a Board-approved pricing service. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a Board-approved pricing service. Swap contracts traded on national exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a Board-approved pricing service. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option-adjusted spreads models, prepayments projections, interest-rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.
Senior floating-rate loans are valued at the average of available bids in the market for such loans, as provided by a Board-approved loan pricing service.
Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, available from the broadest and most representative market, that may be either a securities exchange or OTC market.
Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.
PORTFOLIO TRANSACTIONS AND BROKERAGE
As discussed in the Prospectus, the Adviser or a Subadviser is responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.
It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Portfolio (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Portfolio and other clients of the Adviser or a Subadviser through client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered in the selection of a broker to execute transactions in portfolio securities for a Portfolio.

A factor in the selection of brokers is the receipt of research services—analyses and reports concerning markets, issuers, industries, securities, economic factors and trends—and other statistical and factual information. Research services may come in the form of research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or a Subadviser.
The Adviser or a Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or a Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or a Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or a Subadviser by a broker. The Adviser or a Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser or a Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker- dealers with or through whom the Adviser or a Subadviser places the Portfolio’s portfolio transactions, the Adviser or a Subadviser may be relieved of expenses it might otherwise bear. The Adviser or a Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser or a Subadviser believes that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or a Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser or a Subadvisers’ investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including a Portfolio, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or a Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by a Portfolio are not reduced because the Adviser or a Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or a Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or a Subadvisers with certain statistical, research and other information.
Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board may instruct the Adviser or a Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses, including, for example, custody expenses. The brokerage of one Portfolio will not be used to help pay the expenses of any other AIG mutual fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through expense offset arrangements resulting in broker commission recapture will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.
A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board has determined that certain directed brokerage arrangements are in the best interest of each Portfolio and its shareholders and, therefore, has conveyed the information to the Adviser or a Subadviser. A Portfolio may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a directed brokerage transactions, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. These credits are in hard dollars and could be used to offset the Portfolio’s custody expenses or to pay other Portfolio expenses (excluding expenses payable to affiliates). By entering into a directed brokerage arrangement, a Portfolio can reduce expenses reported to shareholders in its statement or operations, fee table and expense ratio and can increase its reported yield. To the extent SunAmerica or any “affiliated person,” as that term is defined by the 1940 Act, has agreed to waive or reimburse any amounts otherwise payable to them by a Portfolio or reimburse the Portfolio’s expenses (collectively “Expense Waivers”), any amount of commissions used to pay operating expenses of a Portfolio shall not reduce amounts of expenses borne by SunAmerica or its affiliate under such Expense Waivers, but shall instead be used solely to reduce expenses borne to the Portfolio to a lower level than the Portfolio would have borne after giving full effect to the Expense Waivers.
Although the objectives of other accounts or investment companies that the Adviser or a Subadviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by a Portfolio and one or more other accounts or investment companies that the Adviser or a Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Portfolio and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or a Subadviser. The Adviser or a Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.
Under the European Union’s (the “EU”) Markets in Financial Instruments Directive (“MiFID II”), investment managers in the EU may not use client brokerage commissions to pay for research from brokers. Investment managers in the EU are instead required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. To the extent a Subadviser is located in the EU, it will be subject to the restrictions of MiFID II in connection with its management of a Portfolio.
Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When a Portfolio purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When a Portfolio purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser or a Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.
Commission Recapture Program. Effective December 1, 2004, the Trust implemented a commission recapture program. The Board determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the respective Portfolio. A Portfolio may participate in a commission recapture program, provided the Portfolio Manager(s) can obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.
The following table reflects the commission recapture activity for the fiscal year ended January 31, 2022.
2022
Portfolio	Amount ($)	% of Assets
SA AB Growth	—	—
SA AB Small & Mid Cap Value	$30	0.00%
SA BlackRock Multi-Factor 70/30*	—	—
SA BlackRock VCP Global Multi Asset	—	—
SA DFA Ultra Short Bond	—	—
SA Emerging Markets Equity Index	—	—
SA Federated Hermes Corporate Bond	—	—
SA Fidelity Institutional AM® International Growth	76,248	0.02%

2022
Portfolio	Amount ($)	% of Assets
SA Fidelity Institutional AM Real Estate	$5,790	0.00%
SA Fixed Income Index	—	—
SA Fixed Income Intermediate Index	—	—
SA Franklin BW U.S. Large Cap Value	28,687	0.00%
SA Franklin Small Company Value	—	—
SA Franklin Systematic U.S. Large Cap Value	—	—
SA Franklin Tactical Opportunities	1,929	0.00%
SA Franklin U.S. Equity Smart Beta	475	0.00%
SA Global Index Allocation 60/40	—	—
SA Global Index Allocation 75/25	—	—
SA Global Index Allocation 90/10	—	—
SA Goldman Sachs Global Bond	—	—
SA Goldman Sachs Multi-Asset Insights	—	—
SA Index Allocation 60/40	—	—
SA Index Allocation 80/20	—	—
SA Index Allocation 90/10	—	—
SA International Index	—	—
SA Invesco Growth Opportunities	1,378	0.00%
SA Invesco Main Street Large Cap	4,086	0.00%
SA Janus Focused Growth	130	0.00%
SA JPMorgan Diversified Balanced	914	0.00%
SA JPMorgan Emerging Markets	2,704	0.00%
SA JPMorgan Equity-Income	6,147	0.00%
SA JPMorgan Global Equities	278	0.00%
SA JPMorgan MFS Core Bond	—	—
SA JPMorgan Mid-Cap Growth	12,958	0.00%
SA Large Cap Growth Index	—	—
SA Large Cap Index	—	—
SA Large Cap Value Index	—	—
SA MFS Blue Chip Growth	—	—
SA MFS Massachusetts Investors Trust	—	—
SA MFS Total Return	—	—
SA Mid Cap Index	—	—
SA Morgan Stanley International Equities	—	—
SA PIMCO RAE International Value	994	0.00%
SA PIMCO VCP Tactical Balanced	—	—
SA PineBridge High-Yield Bond	—	—
SA Putnam International Growth and Income	—	—
SA Schroders VCP Global Allocation	—	—
SA Small Cap Index	—	—
SA T. Rowe Price Asset Allocation Growth	—	—
SA T. Rowe Price VCP Balanced	—	—
SA VCP Dynamic Allocation	—	—
SA VCP Dynamic Strategy	—	—
SA VCP Index Allocation	—	—

*
Portfolio did not commence operations until October 13, 2020.

Brokerage Commissions
The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the last three fiscal years ended January 31.
2022 Brokerage Commissions
Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA AB Growth	$79,487	—	—	—
SA AB Small & Mid Cap Value	261,145	—	—	—
SA BlackRock Multi-Factor 70/30*	11,575	—	—	—
SA BlackRock VCP Global Multi Asset	222,649	—	—	—
SA DFA Ultra Short Bond	—	—	—	—
SA Emerging Markets Equity Index	5,509	—	—	—
SA Federated Hermes Corporate Bond	984	—	—	—
SA Fidelity Institutional AM® International Growth Portfolio	738,863	8,705	1.18%	11.21%
SA Fidelity Institutional AM Real Estate	106,376	$18,553	17.44%	22.05%
SA Fixed Income Index	—	—	—	—
SA Fixed Income Intermediate Index	—	—	—	—
SA Franklin BW U.S. Large Cap Value	426,567	—	—	—
SA Franklin Small Company Value	225,686	—	—	—
SA Franklin Systematic U.S. Large Cap Value	223,587
SA Franklin Tactical Opportunities	17,407	—	—	—
SA Franklin U.S. Equity Smart Beta	24,052	—	—	—
SA Global Index Allocation 60/40	—	—	—	—
SA Global Index Allocation 75/25	—	—	—	—
SA Global Index Allocation 90/10	—	—	—	—
SA Goldman Sachs Global Bond	—	—	—	—
SA Goldman Sachs Multi-Asset Insights	9,358	—	—	—
SA Index Allocation 60/40	—	—	—	—
SA Index Allocation 80/20	—	—	—	—
SA Index Allocation 90/10	—	—	—	—
SA International Index	53,584	—	—	—
SA Invesco Growth Opportunities	106,104	—	—	—
SA Invesco Main Street Large Cap	120,906	—	—	—
SA Janus Focused Growth	30,106	—	—	—
SA JPMorgan Diversified Balanced	77,216	—	—	—
SA JPMorgan Emerging Markets	170,847	—	—	—
SA JPMorgan Equity-Income	89,240	—	—	—
SA JPMorgan Global Equities	100,158	—	—	—
SA JPMorgan MFS Core Bond	—	—	—	—
SA JPMorgan Mid-Cap Growth	151,820	—	—	—
SA Large Cap Growth Index	24,971	—	—	—
SA Large Cap Index	36,966	—	—	—
SA Large Cap Value Index	25,257	—	—	—
SA MFS Blue Chip Growth	59,478	—	—	—
SA MFS Massachusetts Investors Trust	81,372	—	—	—
SA MFS Total Return	25,924	—	—	—
SA Mid Cap Index	22,546	—	—	—
SA Morgan Stanley International Equities	86,695	—	—	—
SA PIMCO RAE International Value	368,437	—	—	—
SA PIMCO VCP Tactical Balanced	717	—	—	—

Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA PineBridge High-Yield Bond	—	—	—	—
SA Putnam International Growth and Income	$134,777	—	—	—
SA Schroders VCP Global Allocation	53,147	—	—	—
SA Small Cap Index	34,081	—	—	—
SA T. Rowe Price Asset Allocation Growth	81,244	—	—	—
SA T. Rowe Price VCP Balanced	207,657	—	—	—
SA VCP Dynamic Allocation	—	—	—	—
SA VCP Dynamic Strategy	—	—	—	—
SA VCP Index Allocation	—	—	—	—

*
Portfolio did not commence operations until October 13, 2020.

2021 Brokerage Commissions
Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA AB Growth	$101,197	—	—	—
SA AB Small & Mid Cap Value	367,734	—	—	—
SA BlackRock Multi-Factor 70/30*	2,574	—	—	—
SA BlackRock VCP Global Multi Asset	261,543	—	—	—
SA DFA Ultra Short Bond	—	—	—	—
SA Franklin Systematic U.S. Large Cap Value Portfolio	172,897	—	—	—
SA Emerging Markets Equity Index	24,334	—	—	—
SA Federated Hermes Corporate Bond	—	—	—	—
SA Fidelity Institutional AM® International Growth Portfolio	666,909	$12,287	1.84%	9.54%
SA Fidelity Institutional AM Real Estate	140,422	29,389	20.93%	25.92%
SA Fixed Income Index	1,839	—	—	—
SA Fixed Income Intermediate Index	1,794	—	—	—
SA Franklin BW U.S. Large Cap Value	680,991	—	—	—
SA Franklin Small Company Value	287,272	—	—	—
SA Franklin Tactical Opportunities	21,409	—	—	—
SA Franklin U.S. Equity Smart Beta	17,782	—	—	—
SA Global Index Allocation 60/40	—	—	—	—
SA Global Index Allocation 75/25	—	—	—	—
SA Global Index Allocation 90/10	—	—	—	—
SA Goldman Sachs Global Bond	—	—	—	—
SA Goldman Sachs Multi-Asset Insights	7,508	—	—	—
SA Index Allocation 60/40	—	—	—	—
SA Index Allocation 80/20	—	—	—	—
SA Index Allocation 90/10	—	—	—	—
SA International Index	63,144	—	—	—
SA Invesco Growth Opportunities	183,302	740	0.40%	0.20%
SA Invesco Main Street Large Cap	161,807	301	0.19%	0.15%
SA Janus Focused Growth	37,495	—	—	—
SA JPMorgan Diversified Balanced	40,304	—	—	—
SA JPMorgan Emerging Markets	169,218	—	—	—
SA JPMorgan Equity-Income	150,249	—	—	—
SA JPMorgan Global Equities	146,157	—	—	—
SA JPMorgan MFS Core Bond	—	—	—	—
SA JPMorgan Mid-Cap Growth	119,340	—	—	—
SA Large Cap Growth Index	20,188	—	—	—
SA Large Cap Index	31,804	—	—	—
SA Large Cap Value Index	23,483	—	—	—
SA MFS Blue Chip Growth	72,122	—	—	—
SA MFS Massachusetts Investors Trust	94,498	—	—	—
SA MFS Total Return	51,803	—	—	—
SA Mid Cap Index	23,729	—	—	—
SA Morgan Stanley International Equities	73,035	—	—	—
SA PIMCO RAE International Value	1,174,951	—	—	—
SA PIMCO VCP Tactical Balanced	717	—	—	—
SA PineBridge High-Yield Bond	—	—	—	—
SA Putnam International Growth and Income	79,602	—	—	—
SA Schroders VCP Global Allocation	66,374	—	—	—
SA Small Cap Index	22,458	—	—	—
SA T. Rowe Price Asset Allocation Growth	60,981	—	—	—
SA T. Rowe Price VCP Balanced	292,387	—	—	—

Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA VCP Dynamic Allocation	—	—	—	—
SA VCP Dynamic Strategy	—	—	—	—
SA VCP Index Allocation	—	—	—	—

*
Portfolio did not commence operations until October 13, 2020.

2020 Brokerage Commissions
Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA AB Growth	$119,159	—	—	—
SA AB Small & Mid Cap Value	212,410	—	—	—
SA BlackRock VCP Global Multi Asset	249,182	—	—	—
SA DFA Ultra Short Bond	—	—	—	—
SA Franklin Systematic U.S. Large Cap Value Portfolio	100,867	—	—	—
SA Emerging Markets Equity Index	21,678	—	—	—
SA Federated Hermes Corporate Bond	1,410	—	—	—
SA Fidelity Institutional AM® International Growth Portfolio*	500,520	$5,878	1.17%	5.64%
SA Fidelity Institutional AM Real Estate	107,463	17,249	16.05%	20.37%
SA Fixed Income Index	3,468	—	—	—
SA Fixed Income Intermediate Index	2,485	—	—	—
SA Franklin BW U.S. Large Cap Value	404,110	—	—	—
SA Franklin Small Company Value	169,660	—	—	—
SA Franklin Tactical Opportunities	10,857	—	—	—
SA Franklin U.S. Equity Smart Beta**	15,419	—	—	—
SA Global Index Allocation 60/40	—	—	—	—
SA Global Index Allocation 75/25	—	—	—	—
SA Global Index Allocation 90/10	—	—	—	—
SA Goldman Sachs Global Bond	—	—	—	—
SA Goldman Sachs Multi-Asset Insights	5,414	—	—	—
SA Index Allocation 60/40	—	—	—	—
SA Index Allocation 80/20	—	—	—	—
SA Index Allocation 90/10	—	—	—	—
SA International Index	91,476	—	—	—
SA Invesco Growth Opportunities	274,977	—	—	—
SA Invesco Main Street Large Cap	118,744	2,028	1.71%	1.84%
SA Janus Focused Growth	66,261	—	—	—
SA JPMorgan Diversified Balanced	52,838	—	—	—
SA JPMorgan Emerging Markets	148,183	—	—	—
SA JPMorgan Equity-Income	115,129	—	—	—
SA JPMorgan Global Equities	273,483	—	—	—
SA JPMorgan MFS Core Bond	—	—	—	—
SA JPMorgan Mid-Cap Growth	77,890	—	—	—
SA Large Cap Growth Index	19,534	—	—	—
SA Large Cap Index	15,071	—	—	—
SA Large Cap Value Index	20,312	—	—	—
SA MFS Blue Chip Growth	111,997	—	—	—
SA MFS Massachusetts Investors Trust	101,182	—	—	—
SA MFS Total Return	48,062	—	—	—
SA Mid Cap Index	14,265	—	—	—
SA Morgan Stanley International Equities	81,984	—	—	—
SA PIMCO RAE International Value	565,270	—	—	—
SA PIMCO VCP Tactical Balanced	—	—	—	—
SA PineBridge High-Yield Bond	—	—	—	—
SA Putnam International Growth and Income	112,329	—	—	—
SA Schroders VCP Global Allocation	72,838	—	—	—
SA Small Cap Index	35,809	—	—	—
SA T. Rowe Price Asset Allocation Growth	38,971	—	—	—
SA T. Rowe Price VCP Balanced	234,607	—	—	—
SA VCP Dynamic Allocation	—	—	—	—

Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA VCP Dynamic Strategy	—	—	—	—
SA VCP Index Allocation	—	—	—	—

*
Portfolio did not commence operations until May 1, 2019.
**
Portfolio did not commence operations until October 7, 2019.
In addition, for the fiscal year ended January 31, 2022, the Portfolios directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Portfolios’ Subadvisers:
Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
SA AB Growth Portfolio	$590,796,920	$31,497
SA AB Small & Mid Cap Value Portfolio	115,677	415,081,060
SA BlackRock Multi-Factor 70/30 Portfolio*	—	—
SA BlackRock VCP Global Multi Asset Portfolio	78,708	23,526
SA DFA Ultra Short Bond Portfolio	—	—
SA Emerging Markets Equity Index Portfolio	6,966,105,514	4,761,642
SA Federated Hermes Corporate Bond Portfolio	48,669	46
SA Fidelity Institutional AM® International Growth Portfolio	—	—
SA Fidelity Institutional AM® Real Estate Portfolio	—	—
SA Fixed Income Index Portfolio	—	—
SA Fixed Income Intermediate Index Portfolio	—	—
SA Franklin BW U.S. Large Cap Value Portfolio (formerly, SA Legg Mason BW Large Cap Value Portfolio)	202,870,006	79,780
SA Franklin Small Company Value Portfolio	68,876,851	17,789
SA Franklin Systematic U.S. Large Cap Value Portfolio	—	—
SA Franklin Tactical Opportunities Portfolio (formerly, SA Legg Mason Tactical Opportunities Portfolio)	—	—
SA Franklin U.S. Equity Smart Beta Portfolio	39,879,752	18
SA Global Index Allocation 60/40 Portfolio	—	—
SA Global Index Allocation 75/25 Portfolio	—	—
SA Global Index Allocation 90/10 Portfolio	—	—
SA Goldman Sachs Global Bond Portfolio	—	—
SA Goldman Sachs Multi-Asset Insights Portfolio	—	—
SA Index Allocation 60/40 Portfolio	—	—
SA Index Allocation 80/20 Portfolio	—	—
SA Index Allocation 90/10 Portfolio	—	—
SA International Index Portfolio	3,821,261,232	1,638,035
SA Invesco Growth Opportunities Portfolio	287,908,556	99,476
SA Invesco Main Street Large Cap Portfolio	499,051,894	209,274
SA Janus Focused Growth Portfolio	364,200,400	91,494
SA JPMorgan Diversified Balanced Portfolio	—	—
SA JPMorgan Emerging Markets Portfolio	—	—
SA JPMorgan Equity-Income Portfolio	—	—

Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
SA JPMorgan Global Equities Portfolio	$—	$—
SA JPMorgan MFS Core Bond Portfolio	—	—
SA JPMorgan Mid-Cap Growth Portfolio	—	—
SA Large Cap Growth Index Portfolio	245,524,509	20,542
SA Large Cap Index Portfolio	1,269,974,747	41,136
SA Large Cap Value Index Portfolio	213,650,407	23,881
SA MFS Blue Chip Growth Portfolio	425,133,801	22,000
SA MFS Massachusetts Investors Trust Portfolio	402,691,567	68,800
SA MFS Total Return Portfolio	78,073,553	19,760
SA Mid Cap Index Portfolio	328,638,880	23,672
SA Morgan Stanley International Equities Portfolio	—	—
SA PIMCO RAE International Value Portfolio (formerly, SA Templeton Foreign Value Portfolio)	—	—
SA PIMCO VCP Tactical Balanced Portfolio	—	—
SA PineBridge High-Yield Bond Portfolio	—	—
SA Putnam International Growth and Income Portfolio	104,011,840	56,507
SA Schroders VCP Global Allocation Portfolio	—	—
SA Small Cap Index Portfolio	257,245,453	22,997
SA T. Rowe Price Asset Allocation Growth Portfolio	—	—
SA T. Rowe Price VCP Balanced Portfolio	341,699,721	25,553
SA VCP Index Allocation Portfolio	—	—
SA VCP SunAmerica Dynamic Allocation Portfolio	—	—
SA VCP SunAmerica Dynamic Strategy Portfolio	—	—

*
Portfolio did not commence operations until October 13, 2020.
The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.
The following table sets forth the value of the Portfolio’s holdings of securities of the the Trust’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of January 31, 2022.
Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA AB Growth	None	N/A	N/A
SA AB Small & Mid Cap Value	None	N/A	N/A
SA BlackRock Multi-Factor 70/30	State Street Corp.	E	205

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA BlackRock VCP Global Multi Asset	Bank of America Corp.	E	1,074
	Barclays PLC	E	51
	Bank of New York Mellon Corp.	E	34
	BNP Paribas SA	E	111
	Citigroup, Inc.	E	1,113
	UBS AG	E	81
	Credit Suisse Group AG	E	110
	Credit Agricole SA	E	31
	HSBC Holdings PLC	E	203
	Deutsche Bank AG	E	34
	State Street Corp.	E	10,088
	JPMorgan Chase & Co.	E	1,128
	Goldman Sachs Group, Inc.	E	137
	Morgan Stanley	E	179
SA DFA Ultra Short Bond	Bank of Montreal	D	7,249
	Royal Bank of Canada	D	9,999
	State Street Corp.	E	6,970
SA Emerging Markets Equity Index	None	N/A	N/A
SA Federated Hermes Corporate Bond	Bank of America Corp.	D	36,054
	Citigroup, Inc.	D	31,902
	Goldman Sachs Group, Inc.	D	28,805
	Jefferies Financial Group, Inc.	D	8,377
	JPMorgan Chase & Co.	D	24,263
	Morgan Stanley	D	34,394
	Stifel Financial Corp.	D	910
SA Fidelity Institutional AM International Growth	None	N/A	N/A
SA Fidelity Institutional AM Real Estate	None	N/A	N/A
SA Fixed Income Index	Bank of America Corp.	D	4,264
	Bank of New York Mellon Corp.	D	2,999
	State Street Corp.	D	894
SA Fixed Income Intermediate Index	Bank of America Corp.	D	3,309
	State Street Corp.	D	3,073
SA Franklin BW U.S. Large Cap Value	State Street Corp.	E	9,718
	Goldman Sachs Group, Inc.	E	19,366
	KeyCorp	E	3,934
SA Franklin Small Company Value	None	N/A	N/A
SA Franklin Systematic U.S. Large Cap Value	Goldman Sachs Group, Inc.	E	10,523
	Morgan Stanley	E	3,314

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA Franklin Tactical Opportunities	Bank of America Corp.	E	578
	Bank of America Corp.	D	348
	Barclays PLC	E	250
	BNP Paribas SA	E	244
	Deutsche Bank AG	E	33
	Goldman Sachs Group, Inc.	E	91
	Goldman Sachs Group, Inc.	D	323
	HSBC Holdings PLC	E	64
	JPMorgan Chase & Co.	E	776
	JPMorgan Chase & Co.	D	211
	Morgan Stanley	E	62
	Nomura Holdings, Inc.	E	22
	State Street Corp.	E	2,972
	UBS AG	E	67
	Wells Fargo & Company	D	226
SA Franklin U.S. Equity Smart Beta	None	N/A	N/A
SA Global Index Allocation 60-40	None	N/A	N/A
SA Global Index Allocation 75-25	None	N/A	N/A
SA Global Index Allocation 90-10	None	N/A	N/A
SA Goldman Sachs Global Bond	Bank of America Corp.	D	1,352
	BNP Paribas SA	D	2,115
	Citigroup, Inc.	D	1,216
	Credit Suisse Group AG	D	548
	Deutsche Bank AG	D	2,058
	JPMorgan Chase & Co.	D	1,643
	Morgan Stanley	D	188
	State Street Corp.	E	23,612
SA Goldman Sachs Multi-Asset Insights	State Street Corp.	E	11,043
	Nomura Holdings, Inc.	E	16
	UBS AG	E	89
SA Index Allocation 60-40	None	N/A	N/A
SA Index Allocation 80-20	None	N/A	N/A
SA Index Allocation 90-10	None	N/A	N/A
SA International Index	ABN AMRO Bank NV	E	282
	BNP Paribas SA	E	3,327
	Mizuho Financial Group, Inc.	E	1,348
	Nomura Holdings, Inc.	E	561
	UBS AG	E	2,699
SA Invesco Growth Opportunities	None	N/A	N/A
SA Invesco Main Street Large Cap	JPMorgan Chase & Co.	E	11,112
SA Janus Focused Growth	None	N/A	N/A

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA JPMorgan Diversified Balanced	Bank of America Corp.	E	3,057
	Bank of America Corp.	D	3,007
	Bank of Montreal	D	131
	Barclays PLC	E	99
	Barclays PLC	D	1,042
	BNP Paribas SA	E	191
	BNP Paribas SA	D	493
	Citigroup, Inc.	E	812
	Citigroup, Inc.	D	3,687
	Credit Suisse Group AG	E	55
	Credit Suisse Group AG	D	935
	Deutsche Bank AG	E	66
	Deutsche Bank AG	D	528
	Goldman Sachs Group, Inc.	D	3,424
	Jefferies Financial Group, Inc.	D	277
	JPMorgan Chase & Co.	E	18,823
	JPMorgan Chase & Co.	D	533
	Morgan Stanley	E	1,040
	Morgan Stanley	D	3,209
	UBS AG	E	159
	UBS AG	D	539
	Wells Fargo & Company	E	2,801
	Wells Fargo & Company	D	2,702
SA JPMorgan Emerging Markets	None	N/A	N/A
SA JPMorgan Equity-Income	Bank of America Corp.	E	31,815
	Morgan Stanley	E	25,173
SA JPMorgan Global Equities	Bank of America Corp.	E	5,529
	Citigroup, Inc.	E	2,218
	Goldman Sachs Group, Inc.	E	2,936
	Morgan Stanley	E	3,767
	Royal Bank of Canada	E	4,274
	UBS AG	E	1,841
SA JPMorgan MFS Core Bond	Bank of America Corp.	D	29,536
	Barclays PLC	D	9,002
	Citigroup, Inc.	D	15,765
	Credit Suisse Group AG	D	5,834
	Goldman Sachs Group, Inc.	D	7,996
	JPMorgan Chase & Co.	D	34,542
	Morgan Stanley	D	8,749
	State Street Corp.	E	49,083
	Wells Fargo & Company	D	25,778
SA JPMorgan Mid-Cap Growth	None	N/A	N/A
SA Large Cap Growth Index	Bank of America Corp.	E	2,432
	Goldman Sachs Group, Inc.	E	2,003
	JPMorgan Chase & Co.	E	3,360
	Morgan Stanley	E	8,749

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA Large Cap Index	Bank of America Corp.	E	28,566
	Goldman Sachs Group, Inc.	E	10,350
	State Street Corp.	E	2,970
	Wells Fargo & Company	E	18,441
SA Large Cap Value Index	Bank of America Corp.	E	3,459
	Bank of New York Mellon Corp.	E	837
SA MFS Blue Chip Growth	Goldman Sachs Group, Inc.	E	1,433
SA MFS Massachusetts Investors Trust	Bank of America Corp.	E	29,074
	Goldman Sachs Group, Inc.	E	18,630
	JPMorgan Chase & Co.	E	28,094
SA MFS Total Return	Bank of America Corp.	D	1,610
	Bank of America Corp.	E	8,776
	Barclays PLC	D	639
	Citigroup, Inc.	D	595
	Credit Suisse Group AG	D	243
	Goldman Sachs Group, Inc.	D	2,820
	Goldman Sachs Group, Inc.	E	12,117
	JPMorgan Chase & Co.	D	5,575
	JPMorgan Chase & Co.	E	8,594
	Morgan Stanley	E	4,006
	Morgan Stanley	D	3,280
	UBS AG	D	1,787
	Wells Fargo & Company	D	932
SA Mid Cap Index	Jefferies Financial Group, Inc.	D	1,323
SA Morgan Stanley International Equities	UBS AG	E	3,468
SA PIMCO RAE International Value	HSBC Holdings PLC	E	1,595
	Nomura Holdings, Inc.	E	1,405
	UBS AG	E	3,177
SA PIMCO VCP Tactical Balanced	Bank of America Corp.	D	1,297
	Barclays PLC	D	970
	Citigroup, Inc.	D	4,029
	Deutsche Bank AG	D	2,162
	Goldman Sachs Group, Inc.	D	1,602
	JPMorgan Chase & Co.	D	944
	Morgan Stanley	D	2,138
SA PineBridge High-Yield Bond	State Street Corp.	E	11,827
SA Putnam International Growth and Income	Bank of America Corp.	D	9,409
	HSBC Holdings PLC	E	8,627
	UBS AG	E	5,835

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA Schroders VCP Global Allocation	Bank of America Corp.	D	8,261
	Bank of America Corp.	E	885
	Bank of New York Mellon Corp.	E	239
	Citigroup, Inc.	E	409
	Credit Suisse Group AG	D	4,487
	Credit Suisse Group AG	E	163
	Deutsche Bank AG	D	3,450
	Deutsche Bank AG	E	144
	Goldman Sachs Group, Inc.	D	661
	Goldman Sachs Group, Inc.	E	137
	JPMorgan Chase & Co.	D	3,326
	JPMorgan Chase & Co.	E	2,884
	Morgan Stanley	D	4,147
	Morgan Stanley	E	1,645
	Nomura Holdings, Inc.	E	33
	Royal Bank of Canada	E	486
	State Street Corp.	D	88,089
	UBS AG	D	3,769
	UBS AG	E	320
SA Small Cap Index	None	N/A	N/A
SA T. Rowe Price Asset Allocation Growth	Bank of America Corp.	D	1,158
	Bank of America Corp.	E	4,402
	Barclays PLC	D	532
	Citigroup, Inc.	E	1,223
	Citigroup, Inc.	D	779
	Goldman Sachs Group, Inc.	E	1,705
	Goldman Sachs Group, Inc.	D	914
	HSBC Holdings PLC	D	201
	JPMorgan Chase & Co.	E	2,653
	JPMorgan Chase & Co.	D	1,071
	Morgan Stanley	E	1,690
	Morgan Stanley	D	767
	Royal Bank of Canada	D	441
	State Street Corp.	E	20,149
	UBS AG	D	442

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA T. Rowe Price VCP Balanced	Bank of America Corp.	E	8,299
	Bank of America Corp.	D	3,264
	Barclays PLC	D	1,250
	Citigroup, Inc.	D	1,433
	Citigroup, Inc.	E	3,140
	Goldman Sachs Group, Inc.	D	3,438
	Goldman Sachs Group, Inc.	E	3,185
	JPMorgan Chase & Co.	E	2,660
	JPMorgan Chase & Co.	D	3,258
	Morgan Stanley	E	1,292
	Morgan Stanley	D	3,401
	Royal Bank of Canada	D	704
	State Street Corp.	E	226,917
	UBS AG	D	663
	Wells Fargo & Company	D	1,429
	Wells Fargo & Company	E	4,319
SA VCP Dynamic Allocation	None	N/A	N/A
SA VCP Dynamic Strategy	None	N/A	N/A
SA VCP Index Allocation	State Street Corp.	E	93,139
	T. Rowe Price Associates, Inc.	E	1
The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such accounts may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of a Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing a Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good-faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.
If determined by the Adviser or a Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.
It is possible that a Portfolio’s holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.
FINANCIAL STATEMENTS
The Trust’s audited financial statements with respect to the Portfolios for the fiscal year ended January 31, 2022 are incorporated into this SAI by reference to its 2022 Annual Report to shareholders. You may request a copy of the 2022 Annual Report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

GENERAL INFORMATION
Custodian
State Street, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.
Transfer Agent
VALIC Retirement Services Company, 2929 Allen Parkway, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement provides for a combined annual payment of $150,000 by the Trust and Seasons Series Trust for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.
Independent Registered Public Accounting Firm and Legal Counsel
PricewaterhouseCoopers LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.
The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Trust.
Reports to Shareholders
Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.
Disclosure of Portfolio Holdings Policies and Procedures
The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings that have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties that are not employed by SunAmerica or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.
A Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis. Each Portfolio files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Portfolio’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. Each Portfolio’s portfolio holdings are also made available on Form N-CSR for the Portfolio’s second and fourth fiscal quarters no later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively. A schedule of the complete holdings of each Portfolio will also be available on the Portfolio’s website approximately 30 days after the end of each month.
In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information, marketing communications (including printed advertising and sales literature) is generally made available at www.aig.com/funds or online through the internet websites of the life insurance companies offering the Portfolios as investment options and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to a Portfolio’s operation or useful to a Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.
The Trust’s executive officers and SunAmerica’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.
Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include SunAmerica and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios are required to maintain the confidentiality of the information provided.
At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and their participants.
•
Subadvisers. Each Subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the Subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event a Subadviser is engaged to assume subadvisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such Subadviser prior to its assumption of duties.
•
PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.
•
Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information during the period in which the annual audits are performed on the Portfolios’ financial statements. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.
•
State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.
•
Broadridge Financial Solutions, Inc. (“Broadridge”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis to Broadridge approximately fifteen (15) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
•
Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers within approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.
•
S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top

10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
•
Bloomberg L.P. (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.
•
Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.
•
MSCI, Inc. (“MSCI”). MSCI facilitates portfolio liquidity classifications at the position level in accordance with the new Liquidity Rule (Rule 22e-4). T. Rowe Price has selected MSCI as their vendor for this purpose. As a result, it is necessary for MSCI to have access to non-public information, including portfolio holdings, regarding some of the Portfolios. In their vendor agreement such non-public information is defined as confidential information and the vendor has a duty not to trade on such confidential information. MSCI also provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
•
The Bank of New York Mellon (“BNY Mellon”). BNY Mellon provides certain fund accounting and middle-office functions for T. Rowe Price. Accordingly, it is necessary for BNY Mellon to have access to information regarding some of the Portfolios in order to carry out these functions. BNY Mellon receives on a daily basis non-public information, including portfolio holdings, of some of the Portfolios. Through T. Rowe Price’s contract with BNY Mellon, the high standards of confidentiality and privacy regarding proprietary and client account information that clients experience with T. Rowe Price are also being maintained by BNY Mellon.
•
FactSet Research Systems Inc. (“FactSet”). FactSet has access to non-public information, including portfolio holdings information, regarding some of the Portfolios in connection with systems that are used by T. Rowe Price for analytics, risk, attribution and reporting. FactSet also provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
•
Accenture. Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings information on a daily basis.
•
Virtu.
        Equity: Virtu is Invesco’s Transaction Cost Analysis (“TCA”) provider for equity transactions.  Global equity transaction data is sent daily via a secure file transfer protocol (“FTP”) connection to Virtu for benchmark processing.  Virtu enhances the data with market data associated with the transaction data for trade performance analysis.  This enhanced data is returned daily to Invesco via a secure FTP connection.  The data sent to Virtu includes both Order Management System (“OMS”) and Execution Management System (“EMS”) equity transaction data.  Virtu additionally provides a secure portal where performance analysis and reports can be run with this data.

       FX:  Virtu is one of two Invesco FX TCA providers.  Global OMS FX transaction data is sent daily via a secure FTP connection to Virtu for benchmark processing.  Virtu enhances the data with market data associated with the transaction data for performance analysis.  This enhanced data is returned daily to Invesco via a secure FTP connection.  Virtu additionally provides a secure portal where performance analysis and reports can be run with this data.
•
BestX.
        FX:  BestX is one of two Invesco FX TCA providers.  Global EMS transaction data is sent multiple times throughout the day via a secure FTP connection to BestX for benchmark processing.  BestX enhances the data with market data associated with the transaction data for performance analysis.  BestX provides a secure portal for running performance analysis on the data.
•
Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

•
Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.
•
Zeno Consulting Group (“Zeno”). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Zeno does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Zeno includes a confidentiality clause.
•
Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG Funds. Diligent also hosts the Board’s online meeting materials.
•
Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SunAmerica’s contract with ISS includes a confidentiality clause. ISS. T. Rowe Price provides fund holdings on a daily basis to ISS in their capacity as proxy service.
•
SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadvisers of the Portfolios by certain SARM employees who are supervised by SunAmerica. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.
•
Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and the Subadvisers may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or the Subadvisers. The information provided is subject to a legal duty of confidentiality.
Additional Information about Shareholder Voting
Shares of the Trust are owned through the Separate Accounts of the Life Companies and through funds-of-funds.
The Separate Accounts are the primary shareholders of the Trust. Each Separate Account is a segregated asset account established by a Life Company. At shareholder meetings, each Life Company votes the shares of a portfolio held by its Separate Account(s) in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Each Life Company votes shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received.
The number of shares of beneficial interest in a portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract. Each outstanding share of a portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.
With respect to those shares of the Trust held by funds-of-funds, funds-of-funds will vote the shares of their underlying portfolios in accordance with the funds-of-funds’ proxy voting policies and procedures.
Proxy Voting Policies and Procedures
Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations from SunAmerica, its affiliates and an independent proxy voting firm. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Portfolios and the Portfolios’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Portfolio proxies in accordance with the Policies. The Proxy Voting Committee will consist of (i) a member of the Investment Management Department, (ii) at least one member of SunAmerica’s Compliance Department and (iii) at least one person with respect to SunAmerica who oversees the Portfolios’ subadvisers (or their designees).

SunAmerica has engaged the services of an independent voting firm to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Portfolios with certain responsibilities including recordkeeping of proxy votes. Each Portfolio is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Portfolios generally will abstain on “social issue proposals.”
In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.
Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”) according to recommendations from SunAmerica and the independent proxy voting firm. The Guidelines identify certain vote items to be determined on a case-by-case basis and certain vote items that will be voted upon in accordance with the standards set out in the Guidelines. With respect to vote items to be determined on a case-by-case basis and with respect to proposals not specifically addressed by the Policies, the Proxy Voting Committee will generally rely on the guidance or a recommendation from the independent proxy voting firm, but may also rely on any of the subadvisers of the Portfolios, or other sources. The Adviser or subadvisers of the Portfolios may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting firm. The Proxy Voting Committee in these instances will recommend the vote that it believes will maximize value for, and is in the best interests of, Portfolio shareholders.
Examples of the Portfolios’ Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolios’ voting positions on specific matters:
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Vote on a case-by-case basis on proposals to increase authorized common stock;
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Generally vote against mutual fund shareholder proposals to terminate the investment adviser;
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Vote on a case-by-case basis regarding merger and acquisition matters; and
•
Vote on a case-by-case basis on equity compensation plans.
Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will, in most instances, adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting firm.
If, however, a situation arises where a vote presents a conflict between the interests of a Portfolio’s shareholders and the interests of the Adviser or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with at least one Director or Trustee, as the case may be, who is not an “interested person,” (as that term is defined in the Investment Company Act of 1940, as amended) of the Portfolios or the Adviser, time permitting, before casting the vote to ensure that the Portfolio votes in the best interests of the Portfolios’ shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.
Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (i) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (ii) any determination to vote a particular proxy in a non-uniform manner, and (iii) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting firm will maintain records of voting decisions for each vote cast on behalf of the Portfolios. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (800) 858-8850.
Board Reporting. The Portfolios’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

APPENDIX
CORPORATE BOND AND COMMERCIAL PAPER RATINGS
Moody’s Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s Global Long-Term Rating Scale:
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Global Short-Term Ratings Scale:
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Bond Fund (bf) Ratings
Bond Fund Ratings are opinions of the maturity-adjusted credit quality of investments within mutual funds and similar investment vehicles that principally invest in fixed income obligations. As such, these ratings primarily reflect Moody’s assessment of the creditworthiness of the assets held by the fund, adjusted for maturity. Other risks, such as liquidity, operational, interest rate, currency
A - 1

and any other market risk, are excluded from the rating. Bond fund ratings specifically do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.
Aaa-bf	Bond Funds rated Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond Funds rated Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond Funds rated A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond Funds rated Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond Funds rated Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond Funds rated B-bf generally hold assets considered to be speculative.
Caa-bf	Bond Funds rated Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond Funds rated Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond Funds rated C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.
Moody’s Money Market Fund (mf) Ratings
Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.
Aaa-mf	Money market funds rated Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds rated Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds rated A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds rated Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds rated B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds rated C-mf are unable to meet either objective of providing liquidity or preserving capital.
S&P Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
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S&P Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
•
The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•
The nature and provisions of the financial obligation, and the promise we impute; and
•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

A - 3

Plus (+) or minus (-)
Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign
(+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity of the obligor to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’
rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P Active Qualifiers
L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Prelim
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
A - 4

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

S&P Inactive Qualifiers (No longer applied or outstanding)
*
This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
pi
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix.
Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr
The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June
2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Issuer Default Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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AA
Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B
Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C
Near Default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.	the formal announcement by the issuer or their agent of a distressed debt exchange;
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD
Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c. has not otherwise ceased operating. This would include:

i.	the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D
Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’;
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each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’. For Derivative Counterparty Ratings the modifiers ‘+’ or ‘-’ may be appended to the ratings within ‘AA(dcr)’ to ‘CCC(dcr)’ categories.
Fitch Short-Term Ratings Assigned to Issuers or Obligations
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Rating Watch
Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating that a rating could stay at its present level or potentially be upgraded, “Negative”, to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.
A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a Rating Action Commentary be published every six months after a rating has been placed on Rating Watch, except in the case described below.
Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the Rating Action Commentary that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.
Rating Outlooks and Watches
Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.
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Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For banks, Outlooks are not assigned to Bank Viability Ratings, Bank Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.
Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.
Outlook Revisions
Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.
An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.
Additional Usage of Primary Credit Rating Scales
Expected Ratings
Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” it will have a suffix as (EXP), this indicates that a full rating has been assigned based on the agency’s expectations regarding final documentation, typically based on a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers
(currently unrated) for 32 ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings
Fitch also prepares private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs. Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as
“point-in-time” in nature.

Program Ratings
Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned. The impact of individual issues under the program on the overall credit profile of the issuer will be assessed at the time of issuance. Therefore, it should not be assumed that program ratings apply to every issue made under the program. Program ratings may also change because the rating of the issuer has changed over time and instruments may have different terms and conditions compared with those initially envisaged in the program’s terms.

“Interest-Only” Ratings
Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings
Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.

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“Unenhanced” Ratings
Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement.
Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Rating Actions
Assignment (New Rating)	A rating has been assigned to a previously unrated issuer or issue.
Publication (Publish)
Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned.
This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmations	The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.
Upgrade	The rating has been raised in the scale.
Downgrade	The rating has been lowered in the scale.
Reviewed No Action
The rating has been reviewed with no change in rating. Such action will be published on the agency’s website, but a rating action commentary will not be issued. This rating action is only available for routine structured finance and U.S. public finance surveillance activities and large portfolio/sector reviews in other groups. This is not applicable to ratings or rating modifiers that have changed (including Rating Watch, Rating Outlook or Recovery
Ratings).

Matured/ Paid-In-Full
a. ‘Matured’ - Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’. b. ‘Paid-In-Full’ - Denoted
as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded	Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.
Withdrawn
The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Withdrawals may occur for one or several of the following reasons:
•Incorrect or insufficient information.
•Bankruptcy of the rated entity, debt restructuring or default.
•Reorganization of rated entity (e.g. merger or acquisition of rated entity or rated entity no longer exists).
•The debt instrument was taken private.
•Withdrawal of a guarantor rating.
•An Expected Rating that is no longer expected to convert to a Final Rating.
•Criteria or policy change.
•Bonds were pre-refunded, repaid early (off schedule), or canceled. This includes cases where the issuer has no debt outstanding and is no longer issuing debt.
•Ratings are no longer considered relevant to the agency’s coverage.
•Commercial reasons.
•Other reasons.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

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Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.
Under Criteria Observation
The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known. Under Criteria Observation (UCO)
does not satisfy Fitch’s minimum annual credit review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Placing a rating on UCO does not affect the level of the rating or its existing Outlook or Watch status. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be considered more appropriate than the UCO to reflect the impact of the new or revised criteria. The status of UCO will be resolved after the application of the new or revised criteria which must be completed within six months from the publication date of the new or revised criteria. UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non- Credit Scale Ratings, Credit Opinions
or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not
Rated.

Criteria Observation Removed
A Criteria Observation Removed rating action will remove UCO status and will be taken where further review has determined that the rating would not change upon application of the new or revised criteria and no other rating action has occurred to previously resolve the UCO. It is required that UCO be removed through credit rating actions— such as affirm, upgrade or downgrade— being taken in the period six months from the date of placing the rating on UCO. In some situations, the full rating portfolio will not be reviewed within the six-month period yet it can be determined based on considering the changes in the new or revised criteria that the ratings will not be impacted. In these situations the Criteria 15 Observation Removed is appropriate. This action does not affect the rating level or the existing Outlook or Watch status. Criteria Observation Removed does not satisfy
Fitch’s minimum annual credit review requirement.

Recovery Rating Revision	Change to an issue’s Recovery Rating.
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STATEMENT OF ADDITIONAL INFORMATION
May 1, 2022
SUNAMERICA SERIES TRUST
(the “Trust”)
(Class 1 and Class 3 Shares)

SA AMERICAN FUNDS GROWTH PORTFOLIO
SA AMERICAN FUNDS GLOBAL GROWTH PORTFOLIO
SA AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
SA AMERICAN FUNDS ASSET ALLOCATION PORTFOLIO
SA AMERICAN FUNDS VCP MANAGED ALLOCATION PORTFOLIO
This Statement of Additional Information (“SAI”) relates to the five portfolios of the Trust listed above (each, a “Portfolio,” and, collectively, the “Portfolios”). A separate SAI describes the Trust’s other series. This SAI is not a prospectus and should be read in conjunction with the Portfolios’ current prospectus dated May 1, 2022 (the “Prospectus”). As shareholders of feeder funds in a master-feeder mutual fund structure, it is also important that you read the Master Funds’ Prospectus that was provided to you along with the Prospectus, as well as the Master Funds’ SAI that is provided to you along with this SAI.
The audited financial statements of each Portfolio for the fiscal year ended December 31, 2021 are incorporated into this SAI by reference to the Trust’s 2021 annual report to shareholders. The Prospectus is also incorporated into this SAI by reference. Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus and/or annual report may be obtained by calling toll free at (800) 445-7862, or by writing the Trust at
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
(800) 445-7862

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THE TRUST
The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferrable shares that is established under and governed by its Declaration of Trust (the “Declaration”). The Trust is composed of 61 separate portfolios (each, a “Portfolio”); the five Master-Feeder Portfolios (SA American Funds Growth, SA American Funds Global Growth, SA American Funds Growth-Income, SA American Funds Asset Allocation and SA American Funds VCP Managed Allocation Portfolios) are discussed herein. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”).
The Growth, Global Growth, Growth-Income, and Asset Allocation Portfolios, as defined below, commenced operations on September 1, 2006. The SA American Funds VCP Managed Allocation Portfolio (formerly the SA American® Funds VCPSM Managed Asset Allocation Portfolio, the VCPSM Managed Asset Allocation SAST Portfolio and the Protected Asset Allocation SAST Portfolio) commenced operations on October 15, 2012. The Trustees approved the renaming of the Protected Asset Allocation SAST Portfolio to VCPSM Managed Asset Allocation SAST Portfolio effective August 12, 2013.
The Trustees approved the renaming of the Portfolios effective October 6, 2017: (a) American Funds® Growth SAST Portfolio to SA American Funds® Growth Portfolio; (b) American Funds® Global Growth SAST Portfolio to SA American Funds® Global Growth Portfolio; (c) American Funds® Growth-Income SAST Portfolio to SA American Funds® Growth-Income Portfolio; (d) American Funds® Asset Allocation SAST Portfolio to SA American Funds® Asset Allocation Portfolio; and (e) VCPSM Managed Asset Allocation SAST Portfolio to SA American Funds VCPSM Managed Allocation Portfolio. In addition, the Trustees approved the renaming of the SA American Funds® VCP Managed Asset Allocation Portfolio to the SA American Funds VCP Managed Allocation Portfolio, effective December 17, 2018.
Each Portfolio described in this SAI operates as a “feeder fund,” which means it does not buy individual securities directly. Instead, it invests all or substantially all of its assets in another registered open-end management investment company, a “master fund,” which invests directly in individual securities or the American Funds Insurance Series® – Growth-Income Fund and the American Funds Insurance Series® – Bond Fund, as applicable. Each master fund (each, a “Master Fund” and, collectively, the “Master Funds”) is a series of American Funds Insurance Series® (the “Series”). Each Portfolio has the same investment goal and limitations as the corresponding Master Fund in which it invests. Each Portfolio’s corresponding Master Fund is listed below:
Portfolio	Master Fund
SA American Funds Growth Portfolio (“Growth Portfolio”)	American Funds Insurance Series® Growth Fund (“Master Growth Fund”)
SA American Funds Global Growth Portfolio (“Global Growth Portfolio”)	American Funds Insurance Series® Global Growth Fund (“Master Global Growth Fund”)
SA American Funds Growth-Income Portfolio (“Growth-Income Portfolio”)	American Funds Insurance Series® Growth-Income Fund (“Master Growth-Income Fund”)
SA American Funds Asset Allocation Portfolio (“Asset Allocation Portfolio”)	American Funds Insurance Series® Asset Allocation Fund (“Master Asset Allocation Fund”)
SA American Funds VCP Managed Asset Allocation Portfolio (“VCP Managed Portfolio”)	American Funds Insurance Series® Managed Risk Growth-Income Fund (“Master Managed Risk Fund”)[1]
1 Prior to December 17, 2018, the Master Fund of the VCP Managed Portfolio was American Funds Insurance Series® Managed Risk Asset Allocation Fund.
Each Portfolio invests in Class 1 shares of the Master Funds except for the VCP Managed Portfolio, which invests in Class P1 shares of the Master Managed Risk Fund. As feeder funds, the Portfolios do not pay their investment adviser, SunAmerica Asset Management, LLC (“SunAmerica”), for portfolio management services because each Portfolio’s assets are invested in its respective Master Fund, which is managed by Capital Research and Management Company (“Capital Research”), the Master Funds’ investment adviser. Each Portfolio may withdraw its entire investment from its corresponding Master Fund if the Trust’s Board of Trustees (the “Board” or the “Board of Trustees,” and the members of which are referred to as “Trustees”) determines that it is in the best interests of the Portfolio and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Portfolio in another pooled investment entity (i.e., another master fund);
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(2) approving SunAmerica, the Portfolios’ investment adviser, to manage the Portfolio either directly or with a subadviser under the Trust’s investment advisory and management agreement with SunAmerica; or (3) taking any other appropriate action.
INVESTMENT POLICIES AND RESTRICTIONS
Under the master-feeder structure, each Portfolio invests all or substantially all of its assets in the shares of a single Master Fund. The investment policies and restrictions of each Master Fund are described in the Master Funds’ respective SAIs. The Portfolios are indirectly subject to the risks associated with the Master Funds’ investment policies and restrictions.
Interfund Borrowing and Lending Program. Certain of the Portfolios may participate in an interfund borrowing and lending program if SunAmerica begins to provide portfolio management services to the Portfolios, either directly or through a subadviser. The Trust has received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits a Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for a comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.
Commodity Exchange Act Regulation. Each Portfolio (other than the VCP Managed Portfolio) is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each Portfolio (other than the VCP Managed Portfolio) is limited in its ability to use futures (which include futures on broad-based securities indexes and interest rate futures) or options on futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission (“CFTC”). With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio is also subject to certain marketing limitations imposed by CFTC Rule 4.5.
With respect to the VCP Managed Portfolio, the Master Managed Risk Fund is deemed to be a “commodity pool” and the Master Managed Risk Fund’s investment adviser is considered a “commodity pool operator” with respect to the Master Managed Risk Fund under the CEA. In addition, SunAmerica is considered a “commodity pool operator” with respect to the VCP Managed Portfolio. The regulatory requirements governing the use of futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on futures, certain swaps or certain other investments could change at any time.
Cybersecurity Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, each Portfolio has become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of a Portfolio or its service providers, financial intermediaries, or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with
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cybersecurity, there is no guarantee that those measures will be effective, particularly since a Portfolio does not directly control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heighted uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolios’ portfolios more challenging.
A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
Brexit/European Union
On March 29, 2017, the United Kingdom (the “UK”) notified the European Council, in accordance with Article 50(2) of the Treaty on European Union, of the UK’s intention to withdraw from the European Union, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the European Union. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in a Portfolio. Due to the recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer term risks that would not have been relevant had the UK not sought to withdraw from the European Union.
Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
Russian Invasion of Ukraine
In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolios are currently restricted from trading in Russian securities, including those in their portfolios. In addition, certain index providers have removed Russian securities from their indices, some of which are designated as benchmarks for certain Portfolios. Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against a Portfolio’s benchmark index or, for index funds, the correlation between a Portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or a Portfolio’s ability to trade in Russian securities will resume. Even if a Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect a Portfolio’s performance and the value and liquidity of an investment in the Portfolio.
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COVID-19
An outbreak of respiratory disease caused by a novel coronavirus, known as “COVID-19,” was first detected in China in December 2019. It has since been detected internationally and the World Health Organization has declared it a pandemic. The COVID-19 pandemic has resulted in closed borders and travel restrictions, shelter in place orders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, and reduced or suspended production, as well as general concern and uncertainty. The COVID-19 pandemic has also caused volatility in the global financial markets. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the financial markets in general in ways that cannot necessarily be foreseen at the present time.
In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may last for a prolonged period of time.
Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that the COVID-19 pandemic and/or other epidemics or pandemics will not disrupt the operations of a Portfolio and its service providers. These disruptions could adversely affect a Portfolio and its shareholders.
Whether or not a Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.
INFORMATION ON THE MASTER MANAGED RISK FUND
The Master Managed Risk Fund is a non-diversified investment company, which allows it to invest a greater percentage of its assets in any one issuer. The Master Managed Risk Fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to variable products so that the Master Managed Risk Fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See “Dividends, Distributions and Taxes.”)
The Master Managed Risk Fund pursues its investment objective in part by investing in shares of the American Funds Insurance Series®—Growth-Income Fund and American Funds Insurance Series®—Bond Fund (the “Underlying Funds”). The Underlying Funds may not acquire securities of open-end investment companies or unit investment trusts registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
INVESTMENT RESTRICTIONS
Each of the Portfolios has adopted the following investment restrictions that are fundamental policies; however, as long as the Portfolios remain invested in the Master Funds, the Portfolios are subject to the Master Funds’ investment restrictions, even if the Master Funds’ restrictions are more restrictive. If SunAmerica or a subadviser begins to provide portfolio management services to the Portfolios, the Portfolios would no longer be subject to the Master Funds’ investment restrictions and would be subject solely to the following investment restrictions. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made, except with respect to a Portfolio’s borrowing policy.
Each Portfolio may not:
1.
Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.
Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
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3.
Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.
Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.
Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.
Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
7.
Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.
The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.
With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.
With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities of 1933 (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio if it invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.
With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.
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With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in exchange-traded funds that invest in physical and/or financial commodities.
With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries.
In addition to the foregoing, each of the Portfolios has adopted the following non-fundamental policies, which may be changed by the Board without shareholder approval. Under these restrictions, the Portfolios may not:
a.
Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s total assets would be so invested.
b.
Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and SAI, as amended from time to time.
c.
Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of
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securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.
d.
Invest in companies for the purpose of exercising control or management.
e.
Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.
f.
Sell securities short except to the extent permitted by applicable law.
g.
Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and SAI, as amended from time to time.
h.
Issue any senior securities except as permitted by the 1940 Act, as set forth in investment restriction number 4 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.
Note, however, that the investment limitations (fundamental and non-fundamental) described above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Funds.
The investment goals of each of the Portfolios are not fundamental and may be changed by the Board without shareholder approval. In particular, investment of each Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Portfolio, and a shareholder vote is not required to withdraw a Portfolio’s entire investment from its corresponding Master Fund.
Information about the Master Funds’ investment restrictions is included in the Master Funds’ respective SAIs.
INSURANCE LAW RESTRICTIONS
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under Variable Contracts, SunAmerica or its affiliates and the insurance companies may enter into agreements, required by certain state insurance departments, under which SunAmerica may agree to use its best efforts to assure and permit insurance companies to monitor that each Portfolio of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Portfolio failed to comply with such restrictions or limitations, the separate accounts would take appropriate action, which might include ceasing to make investments in the Portfolio or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
MAJOR SHAREHOLDERS
As of the date of this SAI, certain life insurance companies affiliated with the Trust (the “Affiliated Life Insurance Companies” or the “Life Companies”) were the record and beneficial owners of all of the outstanding shares of beneficial interest of each of the Portfolios and thus were deemed in “control” of each Portfolio, as applicable, as “control” is defined in the 1940 Act.
TRUSTEES AND OFFICERS OF THE TRUST
Management Information
The following tables list the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors, trustees and/or officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS” or the “Distributor”) and other affiliates of SunAmerica.
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Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Independent Trustees
Garrett F. Bouton Age: 77	Trustee	2007– Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	80	Chairman/Director, The LECG Company (consulting services) (2006-2010).
Tracey C. Doi[5] Age: 61	Trustee	2021– Present	Chief Financial Officer of Toyota Motor North America (2000-Present); Board Member, City National Bank (2016-Present); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese American National Museum (2005-Present); Board Member, 2020 Women on Boards (nonprofit leadership organization) (2017- Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020- Present); Board Member, Quest Diagnostics Incorporated (2021-Present).	80	None.
Jane Jelenko Age: 73	Trustee	2006– Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	80	Director, Countrywide Bank (banking) (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012-2018).
Gilbert T. Ray Age: 77	Trustee	2001– Present	Retired Partner, O’Melveny & Myers LLP (law firm) (2000-Present).	80
Director, Advance Auto
Parts, Inc. (retail-auto &
home supply stores) (2002-
2018); Director, Watson,
Wyatt Worldwide
(services– management
consulting services) (2000-
2018); Director, DineEquity
(services– restaurant)
(2004-Present); Director,
Diamond Rock Hospitality
(financial– real estate)
(2005-Present); Director,
Towers Watson & Co.
(services– management
consulting services) (2010-
2018).

Charles H. Self III[5] Age: 64	Trustee	2021– Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-Present); Chief Investment Officer of Sumnicht & Associates (2014-Present).	80	None.
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Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Bruce G. Willison Age: 73	Trustee and Chairman	2001– Present	Professor of Management, Anderson School at UCLA (1999-2011); Dean, Anderson School at UCLA (1999-2005); co-founder, Grandpoint Capital, Inc. (2009-2010).	80
Director, Grandpoint Bank
(banking) (2011-Present);
Director, Indy Mac Bancorp
(banking) (2003-2008);
Director, Move, Inc.
(internet real estate site)
(2003-Present); Director,
Health Net, Inc. (health
insurance plan) (2000-2016).

Interested Trustee
John T. Genoy[6] Age: 53	President and Trustee	2021– Present	President (since 2021) and Chief Operating Officer (“COO”) (since 2006), SunAmerica; Chief Financial Officer and Director, SunAmerica (2002-2021); Senior Vice President, SunAmerica (2004-2021).	80	None.

1
Trustees serve until their successors are duly elected and qualified.
2
The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (61 portfolios); SST (19 portfolios); and VALIC Company I (37 portfolios).
3
Number includes the Trust (61 portfolios) and SST (19 portfolios).
4
Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
5
Effective March 5, 2021, each of Ms. Doi and Mr. Self was appointed as an Independent Trustee to the Trust’s Board.
6
Effective October 5, 2021, Mr. Genoy was appointed as an Interested Trustee to the Trust’s Board. Mr. Genoy is considered to be an Interested Trustee based on his positions with SunAmerica.
Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory R. Kingston Age: 56	Treasurer and Principal Financial Officer/Principal Accounting Officer	2014– Present	Senior Vice President, SunAmerica (2014-Present); Vice President, SunAmerica (2001-Present); Head of Mutual Fund Administration, SunAmerica (2014-Present).
Christopher C. Joe Age: 53	Vice President and Chief Compliance Officer	2017– Present
Chief Compliance Officer, Seasons Series Trust, SunAmerica
Series Trust and VALIC Company I (2017-Present); Chief
Compliance Officer, VALIC Retirement Services Company
(2017-Present); Chief Compliance Officer, Invesco PowerShares
(2012-2017); Chief Compliance Officer, Invesco Investment
Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco
Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco
Advisers, LLC (2014-2015).

Gregory N. Bressler Age: 55	Vice President and Assistant Secretary	2005– Present	Assistant Secretary, SunAmerica (2021-Present); Senior Vice President and General Counsel, SunAmerica (2005-Present).
Kathleen D. Fuentes Age: 53	Chief Legal Officer, Vice President and Secretary	2015– Present	Vice President and Deputy General Counsel, SunAmerica (2006- Present).
Matthew J. Hackethal Age: 50	Anti-Money Laundering Compliance Officer	2006– Present	Acting Chief Compliance Officer, SunAmerica (2016-2017); Chief Compliance Officer, SunAmerica (2007-Present); and Vice President, SunAmerica (2011-Present).
Donna McManus Age: 61	Vice President and Assistant Treasurer	2014– Present	Vice President, SunAmerica (2014-Present); Managing Director, BNY Mellon (2009-2014).
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Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Shawn Parry Age: 49	Vice President and Assistant Treasurer	2014– Present	Vice President, SunAmerica (2014-Present); Assistant Vice President, SunAmerica (2005-2014).
Salimah Shamji Age: 50	Vice President	2020– Present	Vice President, SunAmerica (2008-Present).
Christopher J. Tafone Age: 47	Vice President and Assistant Secretary	2021– Present (Vice President); (2016-Present) (Assistant Secretary)	Vice President, SunAmerica (2016– Present); Associate General Counsel, AIG Life & Retirement (2016– Present).
Leadership Structure of the Board
Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SunAmerica to manage the Portfolio on a day-to-day basis.  The Board is responsible for overseeing SunAmerica and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently comprised of seven members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SunAmerica is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Willison, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica and the Portfolios’ other service providers (including the Portfolios’ distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund
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Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.
Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years of experience in the investment services industry. Mr. Bouton also serves as a board member on non-profit organizations.
Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.
John T. Genoy. Mr. Genoy has served as a Trustee since 2021. He currently serves as President and COO of SunAmerica and President of the Trust and of SST. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.
Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.
Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax-exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trust with valuable insights into compensation, audit and governance issues.
Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.
The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and SST (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of AGL or its affiliates for attendance at meetings of the Board. Effective January 1, 2020, the annual fee of $195,000 increased to $205,000. Trustees are compensated $2,500 for special in-person or telephonic Board meetings. The Independent Chairman receives an additional retainer fee of $67,500. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.
Each Independent Trustee serves on each Committee of the Board and Mr. Genoy serves on the Ethics Committee. Members of each Committee serve without compensation, except that Ms. Jelenko, as Audit Committee Chair, receives an additional retainer fee of $12,500 and Mr. Ray, as Nomination Committee Chair, receives an additional retainer fee of $7,500.
The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolios’ independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolios and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 5 times during the fiscal year ended December 31, 2021.
The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The
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Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 3 times during the fiscal year ended December 31, 2021.
The Ethics Committee is responsible for applying the code of ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the code of ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Trust’s code of ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met 2 times during the fiscal year ended December 31, 2021.
As of March 31, 2022, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.
Trustee Ownership of Shares of SunAmerica Portfolios
The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2021.
Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Garrett F. Bouton	$0	$0
Carl D. Covitz[3]	0	0
Tracey C. Doi[4]	0	0
Jane Jelenko	0	0
Gilbert T. Ray	0	0
Charles H. Self III[4]	0	0
Allan L. Sher[3]	0	0
Bruce G. Willison	0	0
Interested Trustee	0	0
John Genoy	0	0

1
Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust.
2
Includes the Trust (61 portfolios) and SST (19 portfolios).
3
Each of Mr. Covitz and Mr. Sher retired from the Board as of the close of business on December 31, 2021.
4
Effective March 5, 2021, each of Ms. Doi and Mr. Self was appointed as an Independent Trustee to the Trust’s Board.
As of December 31, 2021, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in SunAmerica, a subadviser or ACS or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.
Compensation of Trustees
The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AGL or its affiliates, for his/her services as Trustee for the fiscal year ended December 31, 2021. The Trust does not maintain any pension or retirement plans for the officers or Trustees of the Trust.
TRUSTEE	AGGREGATE COMPENSATION FROM THE PORTFOLIOS IN THIS SAI	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES[1]
Garrett F. Bouton	$17,163	—	$212,500
Carl D. Covitz[2]	16,956	—	210,000
Tracey C. Doi[3]	16,968	—	210,000
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TRUSTEE	AGGREGATE COMPENSATION FROM THE PORTFOLIOS IN THIS SAI	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES[1]
Jane Jelenko	$17,689	—	$218,750
Gilbert T. Ray	17,776	—	220,000
Charles Self III[3]	16,968	—	210,000
Allan L. Sher[2]	17,660	—	218,750
Bruce G. Willison	22,682	—	280,000

1
As of December 31, 2021, the Fund Complex included the Trust (61 portfolios), VALIC Company I (37 funds), and SST (19 portfolios).
2
Each of Mr. Covitz and Mr. Sher retired from the Board as of the close of business on December 31, 2021.
3
Ms. Doi and Mr. Self were appointed as Trustees to the Trust as of March 5, 2021.
For information about the Master Funds’ officers and trustees, including their compensation and board leadership structure, please refer to the Master Funds’ respective SAIs.
INVESTMENT ADVISORY AND RELATED AGREEMENTS
Investment Manager to the Portfolios
SunAmerica, located at Harborside 5, 185 Hudson Street, Jersey City, NJ 07311, is the investment adviser for each of the Portfolios, except for portfolio management services. SunAmerica is a limited liability company organized under the laws of the State of Delaware.
SunAmerica will provide certain operational support services to each of the Portfolios under its investment advisory and management agreement with the Trust so long as the Portfolios are part of a master-feeder fund structure. Such services will include, but are not limited to: (i) providing general regulatory compliance monitoring services of the Master Funds, including compliance with all applicable federal, state or foreign law or regulation and with the Portfolios’ investment objectives and policies; (ii) preparation of additional filings of financial statements (N-CSRs) that result from the Portfolios having a separate fiscal year-end from the other series of the Trust; (iii) preparation of an additional prospectus extract and separate SAI for the Portfolios that are filed with the annual update to the registration statement of the Trust; (iv) coordination with the Master Funds’ officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the a) composition and filing of the Portfolios’ registration statements, shareholder reports and other disclosure materials to the extent necessary; and b) preparation and maintenance of any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary for the Portfolios pursuant to the Sarbanes-Oxley Act of 2002; (v) building and maintenance of the appropriate infrastructure to ensure appropriate flow of information from Master Fund to Portfolio, such as daily NAV feed, and obtaining financial information, including financial highlights, of the Master Funds; (vi) fulfilling requirements to provide Master Fund financial statements; (vii) oversight of daily trades into or from the unaffiliated Master Fund, settling all such transactions and performing trading and settlement reconciliations; (viii) facilitating the distribution of Master Fund shareholder materials including annual reports, prospectus, SAI, proxy solicitation and other materials to Portfolio shareholders; (ix) coordinating with the Master Funds’ officers and service providers to incorporate Master Fund proxy information into Portfolio proxy solicitation materials; (x) establishing an echo voting mechanism and procedures for Master Fund proxies; (xi) coordinating with the Master Funds’ officers and service providers to enable the Portfolios to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (xii) monitoring the level of expenses borne by shareholders of the Master Funds; (xiii) providing regular and special reports, information and other educational materials to the Trustees concerning any particular Portfolio-Master Fund structure or master-feeder fund structures in general; and (xiv) providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in corresponding Master Funds.
Investment Advisory and Management Agreement
The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “SunAmerica Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. SunAmerica is a majority-owned subsidiary of AGL, which in turn is an indirect, majority-owned subsidiary of American International Group, Inc. (“AIG”), a U.S.-based international insurance organization. On October 29, 2020, AIG announced that it was pursuing a separation of its life and retirement business. Upon completion of that separation, the Life Companies will be wholly owned subsidiaries of a newly public company and will no longer be indirect, majority owned subsidiaries of AIG.
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AIG, a Delaware corporation, is a holding company that, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.
Under the SunAmerica Advisory Agreement, if a Portfolio ceases to operate as part of a master-feeder fund structure, SunAmerica, upon the approval of the Board, would provide the Portfolio with investment advisory services, including portfolio management, either directly or with a subadviser. For these services, SunAmerica would be entitled to receive a fee of 0.85% of each Portfolio’s (0.95% for Global Growth Portfolio’s and VCP Managed Portfolio’s) average daily net assets, accrued daily and paid monthly. Currently, SunAmerica is waiving 0.60% (0.70% for Global Growth Portfolio and VCP Managed Portfolio) of this advisory fee for each Portfolio because it is not providing portfolio management services to the Portfolios.  SunAmerica is contractually waiving fees and/or reimbursing expenses so that the total net expense ratio of Class 1 and Class 3 shares of the VCP Managed Portfolio does not exceed 0.28% and  0.53%, respectively. Annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the VCP Managed Portfolio. SunAmerica may voluntarily reimburse additional amounts to increase return to a Portfolio’s investors. SunAmerica may terminate all such voluntary waivers and/or reimbursements at any time. Any waivers and/or reimbursements, with the exception of advisory fee waivers, made by SunAmerica with respect to the Portfolios are subject to recoupments from the Portfolio within two years after the occurrence of any such waivers and/or reimbursements; provided that such payments to SunAmerica will not be made if it would cause the Total Annual Portfolio Operating Expenses of the Portfolio or class thereof to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation in effect, if any. The material terms of the SunAmerica Advisory Agreement that would take effect if SunAmerica begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.
The SunAmerica Advisory Agreement provides that SunAmerica shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the SunAmerica Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SunAmerica or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.
The SunAmerica Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the SunAmerica Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The SunAmerica Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the SunAmerica Advisory Agreement. The SunAmerica Advisory Agreement also provides for automatic termination upon assignment.
Under the terms of the SunAmerica Advisory Agreement, SunAmerica is not liable to the Trust or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the SunAmerica Advisory Agreement for the fiscal years  ended December 31, 2021, 2020 and 2019
Portfolio	2021	2020	2019
SA American Funds Growth	$5,967,784	$3,652,463	$2,911,565
SA American Funds Global Growth	4,377,713	3,603,721	3,637,280
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Portfolio	2021	2020	2019
SA American Funds Growth-Income	$3,259,876	$2,390,344	$2,255,347
SA American Funds Asset Allocation	14,676,397	10,581,961	8,333,273
SA American Funds VCP Managed Allocation	21,373,991	18,620,325	17,534,253
For the fiscal years ended December 31, 2021, 2020 and 2019, SunAmerica agreed to waive advisory fees as follows:
Portfolio	2021	2020	2019
SA American Funds Growth	$4,212,553	$2,578,209	$2,055,222
SA American Funds Global Growth	3,225,683	2,655,373	2,680,101
SA American Funds Growth-Income	2,301,089	1,687,302	1,592,010
SA American Funds Asset Allocation	10,359,809	7,469,619	5,882,310
SA American Funds VCP Managed Allocation	15,749,256	13,720,239	12,919,976
For the fiscal years ended December 31, 2021, 2020 and 2019, SunAmerica reimbursed expenses, with the exception of advisory fee waivers, for all classes of shares as follows:
Portfolio	2021	2020	2019
SA American Funds Growth	—	—	—
SA American Funds Global Growth	—	—	—
SA American Funds Growth-Income	—	—	—
SA American Funds Asset Allocation	—	—	—
SA American Funds VCP Managed Allocation	—	—	—
For the fiscal years ended December 31, 2021, 2020 and 2019, the Portfolios had recoupments for all classes of shares as follows:
Portfolio	2021	2020	2019
SA American Funds Growth	—	—	—
SA American Funds Global Growth	—	—	—
SA American Funds Growth-Income	—	—	—
SA American Funds Asset Allocation	—	—	—
SA American Funds VCP Managed Allocation	—	—	—
The remaining balances subject to recoupment are as follows:
Portfolio	2021	2020	2019
SA American Funds Growth	—	—	—
SA American Funds Global Growth	—	—	—
SA American Funds Growth-Income	—	—	—
SA American Funds Asset Allocation	—	—	—
SA American Funds VCP Managed Allocation	—	—	—
Investment Manager to the Master Funds
Capital Research is the investment adviser for each Master Fund. The Investment Advisory and Service Agreements (the “Agreements”) between the Series and Capital Research continue in effect for an initial period of two years, unless sooner terminated, and may be renewed from year to year thereafter; provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Series, and (b) the vote of a majority of trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party. The Agreements provide that the investment adviser has no liability to the Series for its acts or omissions in the performance of its obligations to the Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days’ written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act). In addition, the Agreements provide that the investment adviser may delegate all, or a portion of, its investment
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management responsibilities to one or more subsidiary advisers approved by the Series’ board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees. The Master Funds’ respective SAIs contain additional information about the Agreements, including the total fees received for each of the last three fiscal years.
Portfolio Participation Agreements
The Trust, the Affiliated Life Insurance Companies, the Series and Capital Research have entered into a master-feeder participation agreement (the “Master-Feeder Participation Agreement”). The Master-Feeder Participation Agreement provides that the Series will make Class 1 shares (Class P1 shares of Master Managed Risk Fund) of its Master Funds available to the Portfolios and contains certain provisions concerning the purchases and redemptions of Class 1 or Class P1 shares by the Portfolios, as applicable. The Trust and the Affiliated Life Insurance Companies have entered into a participation agreement that sets forth the terms pursuant to which the Trust has agreed to make shares of its Portfolios available to serve as underlying investments for the corresponding divisions of the separate accounts of the Affiliated Life Insurance Companies.
ADMINISTRATIVE SERVICES
Capital Research and its affiliates provide certain administrative services to the Master Funds’ Class 1 and Class P1 shareholders, including certain Portfolios. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to Master Fund shareholders. Capital Research does not provide these services directly to Portfolio shareholders.
These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the Master Funds and Capital Research relating to Class 1 shares and Class P1 shares. The Administrative Agreement will continue in effect until April 30, 2023, unless sooner terminated, and may be renewed from year to year thereafter; provided that any such renewal has been specifically approved by the vote of a majority of the Trustees to the Master Funds who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party. Capital Research may terminate the Administrative Agreement upon 60 days’ written notice to the Master Funds. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).
Under the Administrative Agreement, Capital Research receives an administrative services fee at the annual rate of 0.01% of each Master Fund’s average daily net assets for Class 1 shares for administrative services provided to the share class. Class P1 shares are not subject to an administrative services fee. Administrative services fees are paid monthly and accrued daily. For more information about the service fees paid by each of the Master Funds, please see the accompanying SAI.
PORTFOLIO MANAGERS
Because each Portfolio invests all or substantially all of its assets in a corresponding Master Fund, the Portfolios are managed indirectly by the Master Funds’ portfolio managers (“Portfolio Managers”). You can find out more information about each Master Fund’s Portfolio Managers in the accompanying Master Fund SAI. The Master Funds’ respective SAIs contain information about each Portfolio Manager’s compensation, portfolio holdings, personal securities trading and other accounts managed.
PERSONAL SECURITIES TRADING
The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act. The SunAmerica Code restricts the personal investing by certain access persons of the Portfolios in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolios. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement and instructions concerning how this document can be obtained may be found on the back cover of the Trust’s Prospectus. SunAmerica reports to the Board of Trustees on a quarterly basis, as to whether there were any material violations of the SunAmerica Code by access persons of the Trust or any subadviser during the quarter.
DISTRIBUTION AGREEMENT
The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and an indirect majority-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of Class 1 and Class 3 shares of each Portfolio to the separate accounts
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of the Affiliated Life Insurance Companies. The address of the Distributor is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders.
After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
The Master Funds’ respective SAIs have more information about the Master Funds’ principal underwriter and the Master Funds’ distribution arrangements.
RULE 12b-1 PLANS
The Board has adopted a Rule 12b-1 Plan for the Portfolios’ Class 1 shares (the “Class 1 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the Class 1 and Class 3 Plans. The Class 1 Plan does not provide for a service fee. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.
Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1 and Class 3 shares of the Portfolio, respectively. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1 and Class 3 shares of the Portfolio.
The following table sets forth the account maintenance and service fees the Distributor received from the Portfolios for Class 3 shares for the fiscal year ended December 31, 2021.
2021
PORTFOLIO	Class 3
SA American Funds Growth	$1,750,813
SA American Funds Global Growth	1,147,211
SA American Funds Growth-Income	954,895
SA American Funds Asset Allocation	4,300,364
SA American Funds VCP Managed Allocation	5,622,832
The Master Funds do not charge a 12b-1 fee for the shares in which the Portfolios invest. However, the Series has adopted a plan of distribution (the “Plan”) for the Class P1 shares of the Master Managed Risk Fund, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Series may expend up to 0.25% of the assets of Class P1 shares. The board of trustees has not authorized any payments on Class P1 assets pursuant to the Plan. See the Master Managed Risk Fund’s SAI for more information on the Plan.
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INSURANCE COMPANY COMPENSATION
The insurance companies, including Life Companies affiliated with the VCP Managed Portfolio, through which the Master Managed Risk Fund’s Class P1 shares are available, provide certain administrative services for the separate accounts that hold the shares of the Master Managed Risk Fund and for the contractholders for which the shares of the Master Managed Risk Fund are beneficially owned as underlying investments of such contractholders annuities. These services include, but are not limited to, record maintenance, shareholder communications and transactional services. These services are provided pursuant to an Insurance Administrative Services Plan adopted by the Series. Under this agreement, the life insurers receive 0.25% of the Master Managed Risk Fund’s average daily net assets.
In addition, American Funds Distributors, Inc., the Master Funds’ principal underwriter, at its expense, currently makes payments to certain of the insurance companies that use the Master Funds as the underlying investment in insurance contracts. These payments generally cover expenses associated with education and training meetings sponsored by American Funds Distributors, Inc. for insurance company sales forces.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Since the shares of the Portfolios are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.
Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships (“QPTPs”)” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.
A Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.
Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in a Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.
So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends However, any taxable income or gain the Portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value per share (“NAV”) unless the transfer agent is instructed otherwise.
If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio
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fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.
Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.
Distributions received by a Portfolio from a Master Fund attributable to the Master Fund’s investment company taxable income including short-term capital gains are taxable as dividend income to that Portfolio. Distributions received by a Portfolio from a Master Fund attributable to the excess of the Master Fund’s net long-term capital gain over its net short-term capital loss and that are properly reported as “capital gain dividends” are taxable as long-term capital gain to a Portfolio, regardless of how long that Portfolio has held the Master Fund’s shares. Upon the sale or other disposition by a Portfolio of shares of any Master Fund, the Portfolio will realize a capital gain or loss that will be long-term or short-term, generally depending upon the Portfolio’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Portfolio.
In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the separate accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each separate account will “look-through” its investment in qualifying regulated investment companies (including the Master Funds), partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
Each Master Fund intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which a Master Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Master Fund generally will not pay any U.S. federal income or excise tax. The Master Funds are subject to the same asset diversification and income distribution requirements applicable to the Portfolios. The tax treatment of the transactions outlined with respect to the Master Funds also applies to the Portfolios.
A Portfolio or Master Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio or Master Fund were to sell its shares to other categories of shareholders, the Portfolio or Master Fund may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio or Master Fund should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.
Since the shares of the Portfolios are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.
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A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.
In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). Over-the-counter (“OTC”) options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.
A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by a Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
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As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a “mark-to-market” election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. The Portfolio will recognize ordinary loss on the marking to market of PFIC stock, only to the extent of mark-to-market gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio’s assets to be invested in various countries is not known and is expected to vary. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local and foreign taxes.
The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.
For the fiscal year ended December 31, 2021, none of the Portfolios had capital loss carry-forwards.
Each Master Fund has elected to be treated as a registered investment company under Subchapter M of the Code. See the Master Funds’ respective SAIs for more information about dividends, distributions and federal taxes. See the applicable contract prospectus for information regarding the federal income tax treatment of the variable contract and distributions to the separate accounts.
PORTFOLIO TURNOVER
Since the Portfolios invest all or substantially all of their assets in a corresponding Master Fund, the Portfolios are not in a position to affect the portfolio turnover of the Master Funds. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. To the extent a Master Fund engages in frequent and active trading and as a result, experiences high
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portfolio turnover, then such high portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Master Fund.
SHARES OF THE TRUST
The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. The Trust consists of 61 separate portfolios, some of which offer Class 1, Class 2 and/or Class 3 shares. The five Portfolios currently offer only Class 1 and Class 3 shares.
Some of the more significant provisions of the Trust’s Declaration are described below.
Shareholder Voting
The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.
The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.
All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.
Election and Removal of Trustees
The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.
Amendments to the Declaration
The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares
The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
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Disclosure of Shareholder Holdings
The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts
The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Portfolios and Classes
The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.
Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.
Shareholder, Trustee and Officer Liability
Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust, and that a Trustee, officer or employee is liable to the Trust and its shareholders only for his or her bad faith, willful misconduct/willful misfeasance, gross negligence or reckless disregard of his duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.
Derivative Actions
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.
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The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.
If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.
The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.
The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.
When a Master Fund requests a vote from its shareholders (including the Portfolio that invests in such Master Fund), the Portfolio will request its shareholders to vote on the issues. The Portfolio will then vote its shares of the Master Fund proportionately according to the votes cast by the Portfolio’s shareholders. In essence, the Portfolio’s shareholders have the same voting rights they would have as direct shareholders of the Master Fund. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 3 shares have voting rights on matters that pertain to the 12b-1 Plan adopted with respect to Class 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the 12b-1 Plan adopted with respect to Class 1 shares.
You have an interest only in the assets of the Class 1 and Class 3 shares of the Portfolio, which you own. In the event of liquidation of a Portfolio, Class 1 and Class 3 shares will share pro rata in the distribution of the net assets of such Portfolio with all other Class 1 and Class 3 shareholders. As of March 31, 2022, American General Life Insurance Company (“AGL”), The United States Life Insurance Company in the City of New York (“USL”), and The Variable Life Insurance Company (“VALIC,” and together with AGL and USL, the “Life Companies”) owned, directly or indirectly, 100% of the outstanding shares of all Portfolios. Shares of the Trust are owned through the Life Companies’ separate accounts. The ownership of the Trust’s shares are as follows:
	AGL	USL	VALIC
SA American Funds Growth Portfolio (Class 1)	100.00%	0.00%	0.00%
SA American Funds Growth Portfolio (Class 3)	93.06%	5.24%	1.70%
SA American Funds Global Growth Portfolio (Class 1)	100.00%	0.00%	0.00%
SA American Funds Global Growth Portfolio (Class 3)	93.98%	5.20%	0.82%
SA American Funds Growth-Income Portfolio (Class 1)	100.00%	0.00%	0.00%
SA American Funds Growth-Income Portfolio (Class 3)	92.14%	6.10%	1.77%
SA American Funds Asset Allocation Portfolio (Class 1)	100.00%	0.00%	0.00%
SA American Funds Asset Allocation Portfolio (Class 3)	89.09%	6.90%	4.01%
SA American Funds VCP Managed Allocation Portfolio (Class 1)	100.00%	0.00%	0.00%
SA American Funds VCP Managed Allocation Portfolio (Class 3)	86.23%	9.82%	3.95%
AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. USL’s address is One World Financial Center, 200 Liberty Street, New York, New York 10281. VALIC’s address is 2929 Allen Parkway, Houston, Texas 77019.
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Shareholder Inquiries
All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.
PRICE OF SHARES
Shares of the Trust are currently offered only to the separate accounts of the Affiliated Life Insurance Companies (“Variable Separate Accounts”). The Trust is open for business on any day the New York Stock Exchange (the “NYSE”) is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.
Shares of the Portfolios are not sold to individual investors. The Variable Separate Accounts purchase shares of a Portfolio in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Portfolio then invests its proceeds in its respective Master Fund, which, in turn, buys securities for the Master Fund’s portfolio. Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
THE NAV OF THE PORTFOLIOS IS DETERMINED BASED ON THE NAV OF THE MASTER FUNDS. SECURITIES OF EACH MASTER FUND ARE VALUED AT THEIR NAV.
The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolios, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios.
Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.
EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE
Since the Portfolios invest their assets in the Master Funds, SunAmerica does not currently execute portfolio transactions on behalf of the Portfolios. For information regarding each Master Fund’s execution of portfolio transactions, see the Master Funds’ SAI, which is delivered together with this SAI.
FINANCIAL STATEMENTS
The audited financial statements and notes thereto in the Trust’s Annual Report with respect to the Portfolios for the fiscal year ended December 31, 2021 are incorporated into this SAI. You may request a copy of the 2021 Annual Report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.
GENERAL INFORMATION
Custodian
State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.
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Transfer Agent
VALIC Retirement Services Company, 2929 Allen Parkway, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement provides for a combined annual payment of $150,000 by the Trust and SST for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.
Legal Counsel
The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Trust.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES
Portfolios
The Board has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Portfolio shareholders and to address potential conflicts of interest that could arise between the interests of Portfolio shareholders and the interests of the Portfolios’ various service providers. However, under the master-feeder structure, each Portfolio’s sole portfolio holding, other than cash or cash equivalents, is shares of its corresponding Master Fund, and so long as each Portfolio operates under the master-feeder structure, each Portfolio will only disclose its holdings of its corresponding Master Fund. The following policies and procedures that would take effect if SunAmerica begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.
The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings that have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties that are not employed by SunAmerica or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.
A Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis. Each Portfolio files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Portfolio’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. Each Portfolio’s portfolio holdings are also made available on Form N-CSR for the Portfolio’s second and fourth fiscal quarters no later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively. A schedule of the complete holdings of each Portfolio will also be available on the Portfolio’s website approximately 30 days after the end of each month.
In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information is generally made available through the Trust’s website, marketing communications (including printed advertising and sales literature), and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to a Portfolio’s operation or useful to a Portfolio’s shareholders without compromising the integrity or
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performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.
The Trust’s executive officers and SunAmerica’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.
Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include SunAmerica and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios are required to maintain the confidentiality of the information provided.
At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and their participants.
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PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.
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Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information during the period in which the annual audits are performed on the Portfolios’ financial statements. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.
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State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.
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Broadridge Financial Solutions, Inc. (“Broadridge”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis to Broadridge approximately fifteen (15) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
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Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers within approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.
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S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
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Bloomberg L.P. (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.
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Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.
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FactSet Research Systems, Inc. provides analytical services for the Portfolios and receives portfolio holdings information on a daily basis.
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Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.
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Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.
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Zeno Consulting Group (“Zeno”). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Zeno does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Zeno includes a confidentiality clause.
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Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG Funds. Diligent also hosts the Board’s online meeting materials.
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Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SunAmerica’s contract with ISS includes a confidentiality clause.
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SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the subadvisers of the Portfolios by certain SARM employees who are supervised by SunAmerica. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.
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Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and the subadvisers may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or the subadvisers. The information provided is subject to a legal duty of confidentiality.
Master Funds
The Master Funds’ investment adviser, Capital Research, on behalf of the Master Funds, has also adopted policies and procedures with respect to the disclosure of information about the Master Funds’ portfolio securities. For more information, see the accompanying Master Fund SAI.
PROXY VOTING POLICIES AND PROCEDURES
Because the Portfolios invest all or substantially all of their assets in corresponding Master Funds, the authority to vote proxies related to the Master Funds’ portfolio securities has been provided to Capital Research, the Master Funds’ investment adviser. More information about Capital Research’s proxy voting procedures and guidelines is contained in the accompanying Master Fund SAI.
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APPENDIX A — DEBT RATINGS
S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Debt Ratings
A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.
Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
2.
Nature of and provisions of the obligation.
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Investment Grade
AAA	Debt rated ‘AAA’ has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A
Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB
Debt rated ‘BB’ is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

B
Debt rated ‘B’ has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC
Debt rated ‘CCC’ is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.
C	Debt rated ‘C’ signifies that a bankruptcy petition has been filed, but debt service payments are continued.
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D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Debt Ratings
Aaa
Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A
Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
State and Municipal Notes
Excerpts from Moody’s description of state and municipal note ratings:
MIG-1
Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and broad-based access to the market for refinancing, or both.

MIG-2	Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
MIG-3
Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

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Fitch Ratings Inc. (“Fitch”) Bond Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
AAA
Bonds considered to be investment grade and representing the lowest expectation of credit risk. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.
AA
Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A
Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB
Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB
Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued
payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C
Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signals imminent default.

DDD, DD and D
Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’
designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’
represents the lowest potential for recovery.

S&P Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
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The following criteria will be used in making the assessment:
1.
Amortization schedule—the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.
2.
Source of payment—the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:
SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
Moody’s Short-Term Ratings
Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.
Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Issuers rated Not Prime do not fall within any of the prime rating categories.
Moody’s Note Ratings
MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3
This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4
This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG	This designation denotes speculative quality. Debt instruments in this category lack margins of protection
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Description of Fitch Investment Grade Short-Term Ratings
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.
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STATEMENT OF ADDITIONAL INFORMATION
SUNAMERICA SERIES TRUST

SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 61 portfolios. This Statement of Additional Information (“SAI”) relates to the following three portfolios:
SA Wellington Capital Appreciation Portfolio
SA Wellington Government and Quality Bond Portfolio
SA Wellington Strategic Multi-Asset Portfolio
This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and Class 3) of the Trust, dated May 1, 2022, as amended. This SAI expands upon and supplements the information contained in the current Prospectus of the Trust. This SAI incorporates the Prospectus by reference. The audited financial statements for the fiscal year ended December 31, 2021 of each of the SA Wellington Capital Appreciation Portfolio, the SA Wellington Government and Quality Bond Portfolio and the SA Wellington Strategic Multi-Asset Portfolio are incorporated into this SAI by reference to the Portfolios’  2021 annual report to shareholders . You may request a copy of the Prospectus, annual report and/or semi-annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
(800) 445-7862
May 1, 2022

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THE TRUST
The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferrable shares that is established under and governed by its declaration of trust. The Trust is composed of 61 separate portfolios, three of which are described herein: the SA Wellington Capital Appreciation Portfolio, the SA Wellington Government and Quality Bond Portfolio, and the SA Wellington Strategic Multi-Asset Portfolio (each a “Portfolio”). The Trust’s other portfolios are discussed in separate statements of additional information. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”).
Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”), series of the Trust and of Seasons Series Trust (“SST”) and variable annuity contracts issued by Nassau Life Insurance Company (“Nassau”). The life insurance companies listed above are collectively referred to as the “Life Companies.” AGL, USL and VALIC are indirect, majority-owned subsidiaries of American International Group, Inc. (“AIG”), a Delaware corporation, and therefore are affiliated with SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”). On October 29, 2020, AIG announced that it was pursuing a separation of its life and retirement business. Upon completion of that separation, the Life Companies will be wholly owned subsidiaries of a newly public company and will no longer be indirect, majority owned subsidiaries of AIG. Nassau is not an affiliate of the Adviser. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with the Adviser. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.
The Trust commenced operations on February 9, 1993. The Board of Trustees (the “Board” or the “Board of Trustees,” and the members of which are referred to as “Trustees”) approved the addition of each of the Portfolios on May 12, 2021.
SunAmerica serves as investment adviser and manager for the Trust. As described in the Prospectus, SunAmerica retains Wellington Management Company LLP (“Wellington Management” or the “Subadviser”) to act as subadviser to the Portfolios pursuant to a subadvisory agreement with SunAmerica (the “Subadvisory Agreement”).
On November 8, 2021, the SA Wellington Capital Appreciation Portfolio, the SA Wellington Government and Quality Bond Portfolio and the SA Wellington Strategic Multi-Asset Portfolio acquired all of the assets and liabilities of the SA Wellington Capital Appreciation Portfolio, the SA Wellington Government and Quality Bond Portfolio and the SA Wellington Strategic Multi-Asset Portfolio (the “Predecessor Portfolios” and each, a “Predecessor Portfolio”), respectively, each a series of Anchor Series Trust through tax-free reorganizations (collectively, the “Reorganization”). As a result of the Reorganization, each Portfolio adopted the performance and financial history of the corresponding Predecessor Portfolio. The Reorganization resulted in each Predecessor Portfolio effectively becoming a series of the Trust. Each Predecessor Portfolio had the same investment goal, strategies, portfolio management team and contractual fees and expenses as those of the corresponding Portfolio as of the date of the Reorganization. As a result, financial history and other information presented in this SAI for periods prior to the Reorganization is the information of the Predecessor Fund and Anchor Series Trust, as applicable.
In addition to the Reorganization noted above, the SA Wellington Capital Appreciation Portfolio also acquired all of the assets and liabilities of the SA Columbia Technology Portfolio, a series of the Trust, on November 8, 2021.
Each class of shares of each Portfolio is offered only in connection with certain Variable Contracts. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares of each Portfolio are subject only to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares of each Portfolio have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board may establish additional portfolios or classes in the future.
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INVESTMENT OBJECTIVES AND POLICIES
The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summaries” and “Additional Information About the Portfolios’ Investment Strategies and Investment Risks” in the Prospectus.
The following charts and information supplement the information contained in the Prospectus and also provide information concerning investments the Portfolios may make on a periodic basis, which include infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolios reserve the right to make as well as to define investment and risk terminology used in the charts below that do not otherwise appear in the Prospectus under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and, except for the Portfolios’ borrowing policy and illiquid security policy, apply at the time of purchase. We will notify shareholders at least 60 days prior to any change to a Portfolio’s investment goal or 80% investment policy, if applicable. “Net assets” will take into account borrowing for investment purposes.
Equity Portfolio
SA Wellington Capital Appreciation
In what other types of investments may the Portfolio periodically invest?	•Fixed income securities •Futures •Short-term investments •REITs •Hybrid instruments (up to 10%) •Borrowing for temporary or emergency purposes (up to 10%)
What other types of risks may potentially or periodically affect the Portfolio?	•Credit quality •Prepayment •Extension •Derivatives •Interest rate fluctuations •IPO investing •Emerging markets •Real estate industry
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Asset Allocation Portfolio
SA Wellington Strategic Multi-Asset
In what other types of investments may the Portfolio periodically invest?	•Zero coupon bonds •REITs •Hybrid instruments (up to 10%) •Junk bonds (up to 5%) •Borrowing for temporary or emergency purposes (up to 10%)
What other types of risks may potentially or periodically affect the Portfolio?	•IPO investing •Junk bond risk
Fixed Income Portfolio
SA Wellington Government and Quality Bond
In what other types of investments may the Portfolio periodically invest?	•Hybrid instruments (up to 10%) •Short-term investments •Borrowing for temporary or emergency purposes (up to 10%)
What other types of risks may potentially or periodically affect the Portfolio?	•Interest rate fluctuations
SUPPLEMENTAL GLOSSARY
Asset-Backed Securities. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle that buys high-rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.
Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time of purchase. Therefore, a Portfolio’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.
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Borrowing. Each of the Portfolios may not borrow except for temporary or emergency purposes and then only in an amount not in excess of 10% of the value of its assets, in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the value of the assets.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, a Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.
Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption characteristics are relatively rare in the preferred and debt markets today, they may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.
Currency Volatility. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.
Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, each Portfolio has become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Portfolio or its service providers, financial intermediaries, or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since a Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Derivatives. A derivative is any financial instrument whose value is derived from one or more securities, currencies, commodities, interest rates, indices or credit events (i.e., stock options, futures, caps, floors, swaps, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are
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termed “over-the-counter” (“OTC”) markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. See discussion herein under “Options and Futures.”
The Portfolios currently comply with guidelines established by the Securities and Exchange Commission (the “SEC”) with respect to coverage of certain derivative transactions. These guidelines generally require segregation by a Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. On October 28, 2020, the SEC adopted Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”), which regulates the ability of a Portfolio to enter into derivative transactions and other leveraged transactions. Derivatives are defined by Rule 18f-4 to include short sales and forward contracts, such as to-be-announced transactions, as well as transactions traditionally characterized as derivatives, such as futures, options and swaps. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions “similar to” reverse repurchase transactions, which include certain securities lending transactions that provide leverage to the Portfolio. The Derivatives Rule became effective on February 19, 2021 and the date by which the Portfolios must come into compliance with the Rule is August 19, 2022.
Among other things, Rule 18f-4 treats those derivatives transactions that impose future payment or delivery obligations on the Portfolios as senior securities within the meaning of Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the Portfolios are prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Portfolio may enter into based on the value-at-risk (“VaR”) of the Portfolio inclusive of derivatives. A Portfolio will generally satisfy the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Portfolio’s own portfolio absent derivatives holdings, as determined by the Portfolio’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If a Portfolio determines that the Relative VaR Test is not appropriate for it in light of its strategy, subject to specified conditions, the Portfolio may instead comply with the Absolute VaR Test. A Portfolio will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Portfolio’s net assets. In addition, among other requirements, Rule 18f-4 requires Portfolios to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Portfolio’s derivatives activities. There remain open issues regarding how the Derivatives Rule will apply to the Portfolios.
In addition, the Portfolios have not yet determined which Portfolios will be Limited Derivatives Users and, thus, not required to comply with certain aspects of the Derivatives Rule and which will be subject to the full scope of the Rule. Although it is not yet clear how the Derivatives Rule will affect the Portfolios, it is possible that the limits and compliance costs imposed by the Derivatives Rule may limit the ability of the Portfolios to enter into derivatives and modify their investment and risk management strategies, accordingly.
Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
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A further risk is that the existence of national policies may restrict a Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.
Chinese Securities. A Portfolio may invest in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”). Investing in these securities involves special risks, including, but not limited to, an authoritarian government, less developed or less efficient trading markets, nationalization of assets, currency fluctuations or blockage, and restrictions on the repatriation of invested capital. In addition, there is no guarantee that the current rapid growth rate of the Chinese economy will continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder. China is considered to be an emerging market and therefore carries high levels of risk associated with emerging markets. China has experienced security concerns, such as terrorism and strained international relations, as well as major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned. These and other factors could have a negative impact on a Portfolio’s performance and increase the volatility of an investment in the Portfolio.
Russian Securities. In response to political and military actions undertaken by Russia, the United States, the European Union and the regulatory bodies of certain other countries have instituted numerous economic sanctions against certain Russian individuals and Russian entities, such as banning Russia from global payment systems that facilitate cross-border payments. As a result of these sanctions, the value and liquidity of Russian securities and Russian currency have experienced significant declines and Russia’s credit rating has been downgraded. These sanctions have resulted in freezing Russian securities, including securities held in the forms of ADRs and GDRs, and/or funds invested in prohibited assets, impairing the ability of a Portfolio to price, buy, sell, receive or deliver those securities and/or assets. Additional sanctions may be imposed in the future and may adversely impact, among other things, the Russian economy and various sectors of its economy. Further military action, retaliatory actions and other countermeasures that Russia may take, including the seizure of foreign residents’ or corporate entities’ assets, cyberattacks and espionage against other countries and foreign companies, may negatively impact such assets, countries and the companies in which a Portfolio invests. Any or all of these actions could potentially push Russia’s economy into a recession. The sanctions, the continued disruption of the Russian economy, and any related events could have a negative effect on the performance of funds, including a Portfolio, that have exposure to Russian investments.
Stock Connect. A Portfolio may invest in local equity Chinese securities (“China A-Shares”) of certain Chinese-domiciled companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program and on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (each, a “Stock Connect” and collectively, “Stock Connects”) or on such other stock exchanges in China which participate in Stock Connect from time to time. Each Stock Connect is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the SSE or SZSE, as applicable, and the China Securities Depository and Clearing Corporation Limited (“CDCC”) that, among other things, permits foreign investment in the PRC via brokers in Hong Kong.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016, and there is no certainty as to how the regulations governing them will be applied or interpreted. Significant risks exist with respect to investing in China A-Shares through a Stock Connect. China A-Shares may only be bought from, or sold to, the Portfolio when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, if one or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its shares in a timely manner and this could adversely affect the Portfolio’s performance. The China A-Shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio . In addition, same day trading is not permitted on the China A-Shares market, which may inhibit the Portfolio’s ability to enter into or exit trades on a timely basis. PRC regulations require the pre-delivery of cash or securities to a broker before the market opens on the day of selling. If the cash or securities are not in the broker’s possession before the market opens on that day, the sell order will be rejected, which may limit the Portfolio’s ability to dispose of its China A-Shares purchased through a Stock Connect in a timely manner.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s northbound trading link is subject to daily investment quota limitations, which may change. Once these quota limitations are reached, buy orders for China A-Shares through a Stock Connect will be rejected, which could adversely affect a Portfolio’s ability to pursue its investment strategy. China A-Shares purchased through a Stock Connect may only be sold through a Stock Connect and are not otherwise transferrable. Although China A-Shares must be designated as eligible to be traded on a Stock Connect, such shares may lose their eligibility at any time, in which case they may be sold but cannot be purchased through a Stock Connect. Moreover, since all trades of eligible China A-Shares through a Stock Connect must be settled in Renminbi (“RMB”), a Portfolio must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Notably, different fees, costs and taxes are imposed on foreign investors
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acquiring China A-Shares obtained through a Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect the Portfolio’s investments. If a Portfolio holds a class of shares denominated in a local currency other than RMB, the Portfolio will be exposed to currency exchange risk if the Portfolio converts the local currency into RMB for investments in China A-shares. The Portfolio may also incur conversion costs.
A Portfolio’s China A-Shares are held in an omnibus account and registered in nominee name, with Hong Kong Securities Clearing Company Limited (“HKSCC”) (a clearing house operated by HKEX) serving as nominee for the Portfolio . The exact nature and rights of a Portfolio as the beneficial owner of shares through HKSCC as nominee is not well defined under PRC law, and the exact nature and enforcement methods of those rights under PRC law are also unclear. As a result, the title to these shares, or the rights associated with them (i.e., participation in corporate actions, shareholder meetings, etc.) cannot be assured.
Exchange Traded Funds (“ETFs”). ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. While some ETFs are passively managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. Most ETFs are investment companies, and, therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. Lack of liquidity in an ETF may result in wider bid-ask spreads.
Fixed Income Securities. Each of the Portfolios may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investor Service (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P Global Ratings (“S&P”), a Division of S&P Global Inc., or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium quality and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Subadviser will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the Appendix for a description of each rating category and a more complete description of lower-medium quality and lower-quality debt securities and their risks.
The maturity of debt securities may be considered long- (ten-plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.
Lower-Rated, Fixed Income Securities
Certain Portfolios may invest in below investment grade debt securities, which are considered speculative. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
Lower-rated, fixed income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.
A Portfolio may have difficulty disposing of certain lower-rated, fixed income securities because there may be a thin trading market for such securities. The secondary trading market for high-yield securities is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of
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particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.
Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated, fixed income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated, fixed income securities are likely to adversely affect a Portfolio’s NAV. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon the default of a portfolio holding or to participate in the restructuring of the obligation.
There are risks involved in applying credit ratings as a method for evaluating lower-rated, fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated, fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser or the Subadviser will monitor the issuers of lower-rated, fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity stays within the parameters of the Portfolio’s investment policies. The Subadviser will not necessarily dispose of a portfolio security when its ratings have been changed.
Investments in already defaulted securities pose an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.
Floating Rate Obligations. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in a reference rate such as the Secured Overnight Financing Rate (SOFR).
Foreign Securities. Foreign securities are securities of issuers that are economically tied to a non-U.S. country. Except as otherwise described in a Portfolio’s principal investment strategies or as determined by a Portfolio’s subadviser, a Portfolio will consider an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.
A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.
Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions
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between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Forward Foreign Currency Exchange Contracts (“Forward Contracts”). Forward Contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. Portfolios may enter into Forward Contracts for various purposes, including, but not limited to, facilitating settlement of foreign currency denominated portfolio transactions, attempting to protect securities and related receivables and payables against changes in future foreign exchange rates, hedging portfolio exposure to benchmark currency allocation, managing exposure to certain foreign currencies or enhancing return. Without limiting the foregoing, a Portfolio may also enter into Forward Contracts for hedging purposes, to seek to increase total return, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions was excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the United States Department of the U.S. Treasury (“Treasury”) and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions will not be subject to full regulation by the CFTC or to mandatory margining by counterparties and the Trust under regulations of the CFTC and the regulators of U.S. banks, bank holding companies and other regulated depository institutions (the “Prudential Regulators”). As a result, a Portfolio may not receive certain of the benefits of CFTC regulation or of mandatory bilateral margining for certain of its trading activities, including certain Forward Contracts.
Certain Portfolios may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.
Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, costs involved in entering into Forward Contracts will reduce the benefit of such contracts.
Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency. Entry into a Forward Contract or a spot contract may also be used to facilitate the purchase or sale of the underlying foreign security or to close-out an existing Forward Contract. A Portfolio will thereby be able to protect itself against a
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possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between: the date on which the security is purchased and the date it is sold; the date on which a purchase is planned and the date it is effected; the date on which a dividend payment is declared and the date on which such payment is made or received; and the date on which a hedging transaction is entered into and the date it is terminated.
Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount in exchange for U.S. dollars. In this situation, a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).
The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs.
At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract, net of related transaction costs.
The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved, but transaction costs are charged through a spread. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract as well as the pricing or spread offered.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
Hybrid Instruments. Hybrid instruments, including indexed and structured securities, combine the elements of derivatives, including futures contracts or options, with those of debt, preferred equity or a depository instrument (each, a “Hybrid Instrument” and collectively, “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt
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instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid Instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.
The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.
Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid Instruments may also carry illiquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation by the CFTC (which generally regulates the trading of commodity interests by U.S. persons), the SEC (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.
Hybrid Instruments include structured investments, which are securities having a return tied to an underlying index or other security or asset. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly
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issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolios may invest in classes of Structured Securities that are either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these Structured Securities may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed- or floating-rate of interest equivalent to a high-rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
Illiquid Investments. Under the Liquidity Rule (as defined below), no more than 15% of a Portfolio’s net assets may be invested in illiquid investments. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Portfolio’s net assets, the Liquidity Rule and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of a Portfolio’s assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC that permits a Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for a comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.
Inverse Floaters. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.
IPO Investing. A Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The effect of IPOs on a Portfolio’s performance depends on
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a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.
LIBOR Risk. A Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. On March 5, 2021, the FCA and LIBOR’s administrator announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Most LIBOR settings, as well as certain other Reference Rates, such as the Euro Overnight Index Average, ceased to be published or representative after December 31, 2021. Such announcements indicate that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed. These announcements and any additional regulatory or market changes may have an adverse impact on a Portfolio or its investments.
Regulators and market participants are working together to identify or develop successor Reference Rates. It is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Portfolio. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Portfolio or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Portfolio’s performance and/or NAV.
Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, such as the Portfolios, to adopt a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Portfolios have implemented their liquidity risk management program (the “Liquidity Program”), and the Board has appointed SunAmerica as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, SunAmerica assesses, manages, and periodically reviews each Portfolio’s liquidity risk and classifies each investment held by a Portfolio as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The liquidity of a Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Portfolio can expect to be exposed to greater liquidity risk.
Loan Participations and Assignments. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any setoff between the Lender and the borrower. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Subadviser to be creditworthy. When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating their NAV.
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The highly leveraged nature of many such Loans may make such Loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.
In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Portfolios, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about Loans than about securities. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
Master Limited Partnerships (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
Effective for taxable years beginning after December 31, 2017 and on or before December 31, 2025, individuals and certain other non-corporate entities, such as partnerships, may claim a deduction for 20% of “qualified publicly traded partnership income,” such as income from MLPs. However, the new law does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in a Portfolio will not.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.
Mortgage-Backed Securities. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) certificates (as defined below), and private mortgage-related securities which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.
Each of the Portfolios, except SA Wellington Capital Appreciation Portfolio, also may invest in privately issued mortgage-backed securities, which are not backed by the U.S. Government or guaranteed by any issuing agency. Volatility in the market for privately issued mortgage-backed securities and concomitant issues regarding the value and liquidity of these instruments may adversely impact the assets of the Portfolios.
The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt
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securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.
The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:
GNMA Certificates (“GNMA Certificates”). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.
GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers Home Administration, or guaranteed by the Veterans Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.
FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.
GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.
FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.
Although the U.S. government has provided financial support to FHLMC and FNMA, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Other types of mortgage-backed securities include:
Conventional Mortgage Pass-Through Securities (“Conventional Mortgage Pass-Throughs”) represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For U.S. federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of U.S. federal income tax at the entity level.
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The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.
Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.
Collateralized Mortgage Obligations (“CMOs”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.
Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs, which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
Stripped Mortgage-Backed Securities (“SMBS”). SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal-only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest-only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield.
Newly Developed Securities. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.
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Options and Futures. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security or other assets at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, or security or basket of securities at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes. Portfolios may also use Options and Futures for other purposes, including, without limitation, to facilitate trading, to increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.
Options on securities may be traded on a national securities exchange or in the OTC market, options on futures contracts may be traded only on a CFTC-regulated designated contract market and options on commodities and currencies are generally traded in the OTC market. Risks to the Portfolios of entering into option contracts include market risk, assignment risk (i.e., the risk that a clearinghouse will assign an exercise notice to an option writer which will require the holder to settle the option rather than allowing the option to expire while retaining the premium) and, with respect to OTC options, illiquidity risk and counterparty risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.
Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates the Portfolio to sell specified securities, commodities, or other assets to the holder of the option at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security. Under the policies applicable to the Trust, a Portfolio may only write call options up to 25% of its total assets.
A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing such options is to generate additional income for a Portfolio through the premiums received. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
The following is more detailed information concerning options on securities, commodity options, futures and options on futures:
Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and, if the option is physically settled, agrees to sell the underlying security or basket of securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio may also write call options that are cash settled. Under cash settlement, instead of purchasing the underlying security or basket of securities upon exercise, the Portfolio is required to pay the holder cash equal to the intrinsic profit embedded in the option based on the difference between specified prices. In both cases, a Portfolio has retained the risk of loss should the price of the underlying security or of the basket of securities decline during the call period, which may be offset to some extent by the premium.
To terminate its obligation on a call it has written, a Portfolio may sell its position or may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the premium received (and, if the option was “covered,” the Portfolio would also retain the underlying security). If a Portfolio could not effect a closing purchase transaction due to lack of a market, it may be required to hold the callable securities until the call expired or was exercised. In the case of OTC options, the options writer may be able to negotiate a termination of the option contract.
When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price or, if
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the call is cash settled, to receive the intrinsic profit (which is often measured based on the difference between the strike price and the market price of the underlying security or basket on the exercise date). A Portfolio generally benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment. In some cases, however, a call option can serve as a hedge for other securities or trading strategies held by the Portfolio. For example, if a Portfolio enters into a short sale on securities, a long call option that references those securities can protect the Portfolio against losses in closing out the short position by establishing a fixed purchase price.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period or, if the option is cash settled, an obligation to settle by paying the intrinsic profit. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price (or, if the option is cash settled, the difference between the specified prices does not exceed the specified difference). However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price (or, if cash settled, to pay the intrinsic profit), even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred. A put option may be used to hedge other securities or trading strategies. For example, like a long call option, a cash-settled put option can protect the Portfolio against losses in closing out a short position in the referenced securities.
A Portfolio may sell or effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. In the case of an OTC put option, the Portfolio may be able to negotiate a termination. A Portfolio will realize a profit or loss from sale, a termination or a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price (or, if cash settled, to receive a cash payment equal to the intrinsic profit). Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit). A long put option is often used as a hedge against depreciation in the value of securities held by a Portfolio.
Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put generally will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio, consistent with the current SEC and staff guidance, will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. After the implementation of Rule 18f-4, a Portfolio will be limited in the positions in options that it is authorized to enter into and, assuming the Portfolio is not a Limited Derivatives User, the Portfolio will be required to implement a derivatives risk management program and appoint a derivatives risk manager to oversee its entry into derivatives, including options.
In the case of a listed put option, as long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. If the Portfolio writes an OTC put option, it will be responsible for purchasing the underlying security from the option counterparty (or paying the counterparty the intrinsic profit, for a cash-settled put option) upon exercise. A Portfolio has no control over when it may be required to purchase the underlying security, since the owner of the put option determines if and when to exercise the option. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio sells the option, negotiates a termination of an OTC option or effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice for a listed option, it is thereafter not allowed to effect a closing purchase transaction.
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The purchase of a spread option on a security gives a Portfolio the right to put, or sell, a security at a fixed dollar spread or fixed yield spread in relationship to another security. Covered options spread is a strategy sometimes used by one or more Portfolios. Under a covered options spread, the Portfolio owns the securities referenced by two call options sold by the Portfolio or two put options purchased by the Portfolio at different strike price levels. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. Similarly, the risk to a Portfolio in selling covered spread options is that the Portfolio may be required to sell the securities under both options, and the cost of doing so may be greater than the premium received. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.
Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Most currency options are entered into on an OTC basis.
As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.
In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase. A Portfolio may also use options on foreign currencies for various purposes, including, without limitation, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and the transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of currencies that it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.
Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined below). When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
The use of options subjects a Portfolio to a number of risks, including market risk and, in the case of OTC options, counterparty risk. In addition, options may not succeed depending upon market conditions. For example, if the Subadviser’s predictions of future movements in the securities markets do not materialize, the use of options may exacerbate the adverse consequences to the Portfolio (e.g., by reducing available cash available for distribution or reinvestment) and may leave the Portfolio in a worse position than if options had not been used. Other risks of using options include contractions and unexpected movements in the prices of the assets underlying the options and bankruptcy of the counterparty.
Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the
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spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC and because they have been only recently introduced, established trading markets for these securities have not yet developed.
Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium that would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.
Options on securities are subject to position limits established by the exchanges and by the Financial Industry Regulatory Authority (“FINRA”), which restrict the size of the positions that a Portfolio may enter into.
Futures. Certain of the Portfolios may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes, and from time to time for return enhancement. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying securities markets, referred to as the “cash” markets. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities as well as daily postings of cash with a futures commission merchant (the “futures broker”) for posting with the applicable clearinghouse. As the Future is marked to market to reflect changes in its market value, exchanges of margin, known as “variation margin,” are made or received by the Portfolio as a result of changes in the value of the contract and /or changes in the value of the initial margin requirement. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded. Some Futures are physically-settled, which means that, unless the Future is closed out prior to the maturity date, the Portfolio would be required to deliver or take delivery of the referenced asset. Other Futures are cash-settled, which means that the Portfolio would be required to pay or receive cash equal to the intrinsic profit in the contract.
The primary risk to the Portfolios of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying securities. Futures involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid secondary market for a Future and, as a result, a Portfolio may be unable to close out its contracts at a time that is advantageous. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times.
Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed income securities, as well as for other purposes. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the underlying bond or “cash” market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or
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the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.
Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.
Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
Foreign currency futures contracts provide similar economics to Forward Contracts except they are generally not physically-settled, require mandatory margining and trade on an exchange.
Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.
The writing of a call option on a long Futures contract on a securities index may be used as a partial hedge against declining prices of the securities in the portfolio that are correlated to the referenced index. Similar to a covered call on a security, if the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. Similarly, the writing of a put option on a Futures contract on a securities index may be used as a partial hedge against increasing prices of securities held by the Portfolio that are correlated with the index referenced under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.
A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.
Limitations on entering into Futures Contracts and Options on Futures. Transactions in options on Futures by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held
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by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Commodity Exchange Act Regulation. Each Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each Portfolio is limited in its ability to use futures (which include futures on broad-based securities indexes and interest rate futures) or options on futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio is also subject to certain marketing limitations imposed by CFTC Rule 4.5.
Other Investment Companies. The Portfolios may invest in securities of other investment companies (including ETFs) subject to statutory limitations prescribed by the 1940 Act. ETFs are a widely used type of other investment company. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Portfolio is subject to the above investment restrictions unless the Portfolio has received an order for exemptive relief from the SEC that is applicable to the Portfolio, and the Portfolio takes appropriate steps to comply with any conditions in such order. The SEC has issued an exemptive order to the Trust, which permits certain Portfolios to invest in ETFs and other investment companies beyond the limitations in the 1940 Act, subject to certain terms and conditions. In addition, certain ETFs also have similar exemptive orders. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. See also “Exchange Traded Funds.”
Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the REIT securities in the Portfolio’s portfolio. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management. REITs may be leveraged, which increases risk.
Effective for taxable years beginning after December 31, 2017 and on or before December 31, 2025, individuals and certain non-corporate entities, such as partnerships, may claim a deduction for 20% of qualified REIT dividends. Regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.
Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heighted uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and
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central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolios’ portfolios more challenging.
A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
Brexit/European Union
On March 29, 2017, the United Kingdom (the “UK”) notified the European Council, in accordance with Article 50(2) of the Treaty on European Union, of the UK’s intention to withdraw from the European Union, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the European Union. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in a Portfolio. Due to the recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer term risks that would not have been relevant had the UK not sought to withdraw from the European Union.
Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
Russian Invasion of Ukraine
In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolios are currently restricted from trading in Russian securities, including those in their portfolios. In addition, certain index providers have removed Russian securities from their indices, some of which are designated as benchmarks for certain Portfolios. Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against a Portfolio’s benchmark index or, for index funds, the correlation between a Portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or a Portfolio’s ability to trade in Russian securities will resume. Even if a Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect a Portfolio’s performance and the value and liquidity of an investment in the Portfolio.
See “Emerging Markets– Russian Securities” above for more information with respect to the risks associated with investing in Russian securities.
COVID-19
An outbreak of respiratory disease caused by a novel coronavirus, known as “COVID-19,” was first detected in China in December 2019. It has since been detected internationally and the World Health Organization has declared it a pandemic. The COVID-19 pandemic
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has resulted in closed borders and travel restrictions, shelter in place orders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, and reduced or suspended production, as well as general concern and uncertainty. The COVID-19 pandemic has also caused volatility in the global financial markets. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the financial markets in general in ways that cannot necessarily be foreseen at the present time.
In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may last for a prolonged period of time.
Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that the COVID-19 pandemic and/or other epidemics or pandemics will not disrupt the operations of a Portfolio and its service providers. These disruptions could adversely affect a Portfolio and its shareholders.
Whether or not a Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or the Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See “Investment Restrictions.”
Roll Transactions. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.
Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser or the Subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments that generally affect that sector.
Securities Lending. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1∕3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio and are at all times secured by cash, U.S. government securities or certain bank letters of credit. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio
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continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which, in the case of cash collateral, will be invested in short-term highly liquid obligations. The market value of loaned securities is monitored daily and the borrower is required to deposit additional collateral whenever the market value of the loaned securities rises or the value of the non-cash collateral declines. A borrower is not required to deposit additional collateral if a loan becomes under-collateralized as a result of declines in the market value of securities in which the cash collateral is invested. A loan may be terminated by the borrower on one business day’s notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. The Portfolio may also suffer losses if the value of the securities in which cash collateral is invested declines. In addition to the fees paid to the lending agent, the Portfolio may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities.
Since voting or consent rights that accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.
Short Sales. Short sales in equity securities are effected by selling a security that a Portfolio does not own but which it borrows. To complete a short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
Under current SEC guidance, short sales are subject to asset segregation. Until a Portfolio replaces a borrowed security, the Portfolio will segregate, and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.
Short sales in debt securities are generally effected through reverse repurchase transactions. Under a reverse repurchase transaction, a Portfolio would sell a bond to a counterparty for cash and an agreement to resell the bond to the Portfolio at an agreed price. Reverse repurchase transactions subject Portfolios to substantially the same risks as short sales of equity securities.
Certain Portfolios may engage in short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) is generally treated as a sale by the Portfolio for U.S. federal income tax purposes. A Portfolio will generally recognize any gain (but not loss) for U.S. federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales.
The Derivatives Rule treats short sales of securities as derivatives and subjects such transactions to the VaR limits, unless a Portfolio entering into such transactions is a Limited Derivatives User. In addition, the Derivatives Rule treats certain securities lending transactions entered into by a Portfolio to facilitate short sales, fails or similar transactions by third parties as transactions that are similar to reverse repurchase transactions and as senior securities, as described in Section 18 of the 1940 Act. Rule 18f-4 limits the ability of Portfolios to enter into short selling transactions and may limit their ability to lend portfolio securities, unless the collateral for such transactions was limited to cash and cash equivalents.
Short-Term Investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when the Adviser or Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. Common short-term investments include, but are not limited to:
Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.
Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks),
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bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.
Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return.
Commercial Paper. Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes.
Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.
A Portfolio may purchase ECNs only if judged by the Subadviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by S&P and by Moody’s, or (b) deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Portfolio. No more than 5% of a Portfolio’s assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the Portfolio’s assets or $1 million may be invested in such securities of any one issuer. See the Appendix for a description of the ratings. A Portfolio will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.
Variable Amount Master Demand Notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with variable amount master demand note arrangements, the Adviser or the Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser or the Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.
Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.
U.S. Government Securities. Debt securities maturing generally within 12 months of the date of purchase and include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.
Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser or the Subadviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the
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repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.
Special Situations. As described in the Prospectus, certain Portfolios may invest in “special situations.” A special situation arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Standby Commitments. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Portfolio is paid a commitment fee, regardless of whether the security ultimately is issued. A Portfolio may enter into standby commitment agreements to enhance the liquidity of portfolio securities, but only when the issuers of the commitment agreements present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser or the Subadviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
Swaps. Basis Swap. A basis swap is an interest rate swap where two floating-rate securities are exchanged between parties. In these swaps, the floating rates are based on two different rate sources (e.g., 1-month USD T-bill for 1-month USD Libor).
Credit Default Swaps, Inflation Swaps, Total Return Swaps, Interest-Rate Swaps, Currency Swaps, Options on Swaps and Interest-Rate Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Interest-rate swaps are either individually negotiated, or certain swaps are standardized and must be executed on an electronic trading facility or exchange and centrally cleared. However, in each case, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. The Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make, if any. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. To the extent interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated or, if centrally cleared, are correlated to the Portfolios’ investment positions, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions. The Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Fitch Ratings, Inc. (“Fitch”) or Aa or P-1 or better by Moody’s, or is determined to be of equivalent quality by the Subadviser.
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Credit Default Swaps. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash-settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally receives the difference in value between the full notional value of the swap and the value of an equal face amount of deliverable obligations of the reference entity based on a settlement mechanic operated by ISDA. As a seller, a Portfolio generally receives an upfront payment or a fixed-rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the settlement amount of the swap.
Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the Adviser/Subadviser, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the Adviser/Subadviser, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.
For purposes of applying the Portfolios’ investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, in applying certain of the Portfolios’ investment policies and restrictions, the Portfolio will value the credit default swap at its notional amount or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Credit default swap agreements on credit indices (“CDXs”) are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in other derivative instruments.
Cross-Currency Swap. A cross-currency swap is an interest rate swap agreement where the two instruments are denominated in two different currencies. Each agreement comprises both long and short exposures based on the reference legs of the swap. Cross-currency swaps are always long one currency and short another (non-base) currency simultaneously. These instruments are generally considered to be swaps regulated by the CFTC.
Currency Swaps. Currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of currency swap contracts may extend for many years. Currency swaps are usually negotiated with commercial and
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investment banks. Some currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows. These instruments generally are considered to be swaps regulated by the CFTC.
Equity Swaps Agreements. Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security, basket or narrow-based index (e.g., generally nine or fewer securities). Equity swaps, a type of total return swap, are security-based swaps that are securities, regulated by the SEC that are typically entered into for the purpose of investing in a security, basket or narrow-based index without owning or taking physical custody of securities. Counterparties to the Portfolio on equity swaps on single name securities, baskets or narrow-based indices are required to be registered as security-based swap dealers.
An equity swap on a broad based index is a swap that is regulated by the CFTC. As is required with respect to dealers in all swaps, counterparties doing business as a dealer must be registered with the CFTC as a swaps dealer.
Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. Consistent with current SEC guidance, the Portfolio will segregate cash or other liquid securities in an amount having an aggregate NAV at least equal to the accrued excess of the Portfolio’s obligations over its entitlements with respect to each equity swap. The Portfolio currently is required to post variation margin to and collect variation margin from counterparties to equity swaps that are CFTC regulated or entered into with a swap dealer subject to regulation by the Prudential Regulators. In addition, securities-based swaps that are equity swaps and that are entered into with non-bank counterparties are subject to posting and collection of variation margin. Equity swaps are also subject to initial margining requirements.
Inflation Swaps. Inflation swap agreements are contracts, regulated as swaps by the CFTC, in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index (“CPI”), over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).
The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swaps discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.
The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and, in accordance with current SEC guidance, an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio.
Options on Swaps. Certain Portfolios may enter into swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a Swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to
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enter into an underlying swap on agreed-upon terms. The seller of a Swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Swaptions are regulated by the CFTC as swaps.
Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
Total Return Swaps. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.
U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
U.S. Treasury Inflation Protection Securities. U.S. Treasury inflation protection securities are issued by the Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and the securities pay interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.
The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.
Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) or TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. Separate Trading of Registered Interest and Principal of Securities components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.
Warrants and Rights. Warrants and rights give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying
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securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.
When-Issued, Delayed-Delivery and Forward Commitment Securities. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolios will generally purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolios may dispose of or negotiate a commitment after entering into it. The Portfolios may realize capital gains or losses in connection with these transactions. Each Portfolio is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Portfolio’s obligations are otherwise covered. Alternatively, each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. The higher yield and interest rates on PIK bonds reflects a payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK bonds may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of increasing the assets under management and, thereby, increasing the management fees at a compounding rate. In addition, the deferral of PIK interest also reduces the loan to value ratio at a compounding rate.
These investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and that, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE
The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as each Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written listed options on securities or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.
A listed securities option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s NAV being more sensitive to changes in the value of the underlying investments. Listed securities options are subject to position limits established by the applicable exchanges, with respect to listed options, and by FINRA, with respect to OTC options.
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Transactions in listed options on futures by a Portfolio are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Consistent with current SEC guidance, a Portfolio will segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis.
Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (subject to exemption from the Treasury of physically-settled Forward Contracts from many of the requirements), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain interest rate swaps and index-based credit default swaps must be centrally cleared and traded through a regulated market or facility). Derivatives submitted for central clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. The CFTC and Prudential Regulators also have imposed variation margin requirements on non-cleared OTC derivatives. The SEC finalized non-cleared margin requirements for security-based swaps, that became effective in October 2021. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with OTC derivatives transactions.
In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The implementation of these requirements with respect to derivatives, along with implementation of initial margin posting and additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs and risks to a Portfolio of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.
As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC and/or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.
The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has adopted similar requirements on the OTC derivatives that it regulates that become effective in 2021. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.
OTC derivatives dealers are currently required to register with the CFTC and, with respect to security-based swaps, are required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Portfolios as market changes continue to be implemented.
In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts
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traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In January 2020, the CFTC proposed new rules regarding speculative position limits. These rules, if adopted in substantially the same form, will impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.
As noted above, the SEC adopted the Derivatives Rule on October 28, 2020. The Portfolios will be required to implement and comply with the Derivatives Rule by August 19, 2022. Once implemented, the Derivatives Rule will impose limits on the amount of derivatives a Portfolio may enter into, eliminate the asset segregation framework currently used by the Portfolios to comply with Section 18 of the 1940 Act, treat derivatives as senior securities, and require Portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Recently, the CFTC adopted final amendments to Part 190 of its regulations, which govern bankruptcy proceedings for futures brokers and derivatives clearing organizations. The amendments enhance protections available to the Trust and shareholders of the Portfolios upon the bankruptcy of such intermediaries, who act in respect to cleared derivatives.
These regulations have enhanced the protections available to funds engaged in derivatives transactions but have also increased the costs of engaging in such transactions.
Asset Coverage for Certain Derivative Transactions. Consistent with current SEC guidance, the Portfolios comply with guidelines established by the SEC with respect to asset coverage requirements for certain derivatives transactions. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. With respect to futures and forward contracts that are not contractually required to “cash-settle,” for example, a Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to “cash-settle,” however, a Portfolio sets aside liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. Segregated assets cannot be sold or transferred unless an equivalent amount of assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.
As another example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies. Each Portfolio’s Subadviser will monitor a Portfolio’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Portfolio’s portfolio investments.
In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.
Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser or the Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk
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in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to initial and variation margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.
If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.
Limitations on Stock Index Futures and Related Options Transactions. Each Portfolio authorized to invest in these instruments will not engage in transactions in stock index Futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio. Each Portfolio authorized to invest in these instruments presently intends to limit its transactions so that the aggregate market exposure of all Futures contracts does not exceed 30% of the Portfolio’s total assets. In instances involving the purchase of stock index Futures contracts by those Portfolios, an amount of cash or liquid securities, equal to the market value of the Futures contracts, will be segregated by the Portfolio’s custodian or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.
SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD,
HIGH RISK BONDS AND SECURITIES RATINGS
High-Yield, High Risk Bonds may present certain risks, which are discussed below:
•
Sensitivity to Interest Rate and Economic Changes—High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s NAV.
•
Payment Expectations—High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
•
Illiquidity and Valuation—There may be little trading in the secondary market for particular bonds, which may adversely affect a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
•
The Adviser or Subadviser attempts to  reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.
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The following are additional restrictions and/or requirements or restate previous information disclosed elsewhere in the Prospectus and/or this SAI concerning the Portfolios’ investments in high-yield, high risk bonds:
•
The SA Wellington Strategic Multi-Asset Portfolio may invest up to 5% in junk bonds.
•
Up to 20% of the SA Wellington Government and Quality Bond Portfolio may be invested in bonds rated as low as “AA3” by Moody’s or “A-” by S&P or, if not rated, determined by the Subadviser to be of comparable quality.
•
The SA Wellington Capital Appreciation Portfolio will not invest in junk bonds.
•
Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.
INVESTMENT RESTRICTIONS
The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.
All percentage limitations expressed in the following investment restrictions are measured at the time of purchase, except with respect to the Portfolios’ borrowing policy and illiquid security policy.
Fundamental Investment Restrictions Applicable to All Portfolios
Each Portfolio may not:
1.
Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.
Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.
Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.
Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.
Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.
Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
7.
Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.
The Portfolios’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.
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With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.
With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio if it invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.
With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.
With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
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With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.
With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries.
Diversification
Each of the Portfolios is currently classified as a diversified fund under the 1940 Act. This means that a Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.
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TRUSTEES AND OFFICERS OF THE TRUST
The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367. As mentioned above, Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS” or the “Distributor”) and other affiliates of SunAmerica.
Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Independent Trustees
Garrett F. Bouton Age: 77	Trustee	2007– Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	80	Chairman/Director, The LECG Company (consulting services) (2006-2010).
Tracey C. Doi[5] Age: 61	Trustee	2021– Present	Chief Financial Officer of Toyota Motor North America (2000-Present); Board Member, City National Bank (2016-Present); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese American National Museum (2005-Present); Board Member, 2020 Women on Boards (nonprofit leadership organization) (2017- Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020- Present); Board Member, Quest Diagnostics Incorporated (2021-Present).	80	None.
Jane Jelenko Age: 73	Trustee	2006– Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	80	Director, Countrywide Bank (banking) (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012-2018).
39

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Gilbert T. Ray Age: 77	Trustee	2001– Present	Retired Partner, O’Melveny & Myers LLP (law firm) (2000-Present).	80
Director, Advance Auto
Parts, Inc. (retail-auto &
home supply stores) (2002-
2018); Director, Watson,
Wyatt Worldwide
(services– management
consulting services) (2000-
2018); Director, DineEquity
(services– restaurant)
(2004-Present); Director,
Diamond Rock Hospitality
(financial– real estate)
(2005-Present); Director,
Towers Watson & Co.
(services– management
consulting services) (2010-
2018).

Charles H. Self III[5] Age: 64	Trustee	2021– Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-Present); Chief Investment Officer of Sumnicht & Associates (2014-Present).	80	None.
Bruce G. Willison Age: 73	Trustee and Chairman	2001– Present	Professor of Management, Anderson School at UCLA (1999-2011); Dean, Anderson School at UCLA (1999-2005); co-founder, Grandpoint Capital, Inc. (2009-2010).	80
Director, Grandpoint Bank
(banking) (2011-Present);
Director, Indy Mac Bancorp
(banking) (2003-2008);
Director, Move, Inc.
(internet real estate site)
(2003-Present); Director,
Health Net, Inc. (health
insurance plan) (2000-2016).

Interested Trustee
John T. Genoy[6] Age: 53	President and Trustee	2021– Present	President (since 2021) and Chief Operating Officer (“COO”) (since 2006), SunAmerica; Chief Financial Officer and Director, SunAmerica (2002-2021); Senior Vice President, SunAmerica (2004-2021).	80	None.

1
Trustees serve until their successors are duly elected and qualified.
2
The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (61 portfolios); SST (19 portfolios); and VALIC Company I (37 portfolios).
3
Number includes the Trust (61 portfolios) and SST (19 portfolios).
4
Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
5
Effective March 5, 2021, each of Ms. Doi and Mr. Self was appointed as an Independent Trustee to the Trust’s Board.
6
Effective October 5, 2021, Mr. Genoy was appointed as an Interested Trustee to the Trust’s Board. Mr. Genoy is considered to be an Interested Trustee based on his positions with SunAmerica.
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Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory R. Kingston Age: 56	Treasurer and Principal Financial Officer/Principal Accounting Officer	2014– Present	Senior Vice President, SunAmerica (2014-Present); Vice President, SunAmerica (2001-Present); Head of Mutual Fund Administration, SunAmerica (2014-Present).
Christopher C. Joe Age: 53	Vice President and Chief Compliance Officer	2017– Present
Chief Compliance Officer, Seasons Series Trust, SunAmerica
Series Trust and VALIC Company I (2017-Present); Chief
Compliance Officer, VALIC Retirement Services Company
(2017-Present); Chief Compliance Officer, Invesco PowerShares
(2012-2017); Chief Compliance Officer, Invesco Investment
Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco
Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco
Advisers, LLC (2014-2015).

Gregory N. Bressler Age: 55	Vice President and Assistant Secretary	2005– Present	Assistant Secretary, SunAmerica (2021-Present); Senior Vice President and General Counsel, SunAmerica (2005-Present).
Kathleen D. Fuentes Age: 53	Chief Legal Officer, Vice President and Secretary	2015– Present	Vice President and Deputy General Counsel, SunAmerica (2006- Present).
Matthew J. Hackethal Age: 50	Anti-Money Laundering Compliance Officer	2006– Present	Acting Chief Compliance Officer, SunAmerica (2016-2017); Chief Compliance Officer, SunAmerica (2007-Present); and Vice President, SunAmerica (2011-Present).
Donna McManus Age: 61	Vice President and Assistant Treasurer	2014– Present	Vice President, SunAmerica (2014-Present); Managing Director, BNY Mellon (2009-2014).
Shawn Parry Age: 49	Vice President and Assistant Treasurer	2014– Present	Vice President, SunAmerica (2014-Present); Assistant Vice President, SunAmerica (2005-2014).
Salimah Shamji Age: 50	Vice President	2020– Present	Vice President, SunAmerica (2008-Present).
Christopher J. Tafone Age: 47	Vice President and Assistant Secretary	2021– Present (Vice President); (2016-Present) (Assistant Secretary)	Vice President, SunAmerica (2016– Present); Associate General Counsel, AIG Life & Retirement (2016– Present).
Leadership Structure of the Board
Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SunAmerica and the Subadviser to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing SunAmerica, the Subadviser and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust (“Declaration”) and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently comprised of eight members, all of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no Interested Trustee is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Willison, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and  Ethics Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time-to-time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined
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that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadviser and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the Subadviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser and the Portfolios’ other service providers (including the Portfolios’ distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.
Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years of experience in the investment services industry. Mr. Bouton also serves as a board member on non-profit organizations.
Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.
John T. Genoy. Mr. Genoy has served as a Trustee since 2021. He currently serves as President and COO of SunAmerica and President of the Trust and of SST. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.
Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.
Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax-exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary
42

matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trust with valuable insights into compensation, audit and governance issues.
Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.
The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and SST (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of AGL or its affiliates for attendance at meetings of the Board. Effective January 1, 2020, the annual fee of $195,000 increased to $205,000. Trustees are compensated $2,500 for special in-person or telephonic Board meetings. The Independent Chairman receives an additional retainer fee of $67,500. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.
Each Independent Trustee serves on each Committee of the Board and Mr. Genoy serves on the Ethics Committee. Members of each Committee serve without compensation, except that Ms. Jelenko, as Audit Committee Chair, receives an additional retainer fee of $12,500 and Mr. Ray, as Nomination Committee Chair, receives an additional retainer fee of $7,500.
The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolios’ independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolios and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 5 times during the fiscal year ended December 31, 2021.
The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 3 times during the fiscal year ended December 31, 2021.
The Ethics Committee is responsible for applying the code of ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the code of ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Trust’s code of ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met 2 times during the fiscal year ended December 31, 2021.
As of March 31, 2022, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.
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TRUSTEE OWNERSHIP OF PORTFOLIO SHARES
The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2021.
Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Garrett F. Bouton	$0	$0
Carl D. Covitz[3]	0	0
Tracey C. Doi[4]	0	0
Jane Jelenko	0	0
Gilbert T. Ray	0	0
Charles H. Self III[4]	0	0
Allan L. Sher[3]	0	0
Bruce G. Willison	0	0
Interested Trustee	0	0
John Genoy	0	0

1
Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust.
2
Includes the Trust (61 portfolios) and SST (19 portfolios).
3
Each of Mr. Covitz and Mr. Sher retired from the Board as of the close of business on December 31, 2021.
4
Effective March 5, 2021, each of Ms. Doi and Mr. Self was appointed as an Independent Trustee to the Trust’s Board.
As of December 31, 2021, no Independent Trustee nor any of his/her immediate family members owned beneficially or of record any securities of the Adviser, the Subadviser or the Distributor, or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.
Compensation of Trustees
The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AGL or its affiliates, for his/her services as Trustee for the fiscal year ended December 31, 2021.
TRUSTEE	AGGREGATE COMPENSATION FROM THE PORTFOLIOS IN THIS SAI	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES[1]
Garrett F. Bouton	$0	—	$212,500
Carl D. Covitz[2]	0	—	210,000
Tracey C. Doi[3]	0	—	210,000
Jane Jelenko	0	—	218,750
Gilbert T. Ray	0	—	220,000
Charles H. Self III[3]	0	—	210,000
Allan L. Sher[2]	0	—	218,750
Bruce G. Willison	0	—	280,000

1
As of December 31, 2021, the Fund Complex included the Trust (61 portfolios), VALIC Company I (37 funds), and SST (19 portfolios).
2
Each of Mr. Covitz and Mr. Sher retired from the Board as of the close of business on December 31, 2021.
3
Ms. Doi and Mr. Self were appointed as Trustees to the Trust as of March 5, 2021.
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at Harborside 5,
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185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311, is a majority-owned subsidiary of AGL, which in turn is an indirect, majority-owned subsidiary of AIG, a U.S.-based international insurance organization.
AIG, a Delaware corporation, is a holding company that, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.
Terms of the Advisory Agreement
The Advisory Agreement provides that SunAmerica shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.
The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.
Under the terms of the Advisory Agreement, SunAmerica is not liable to the Trust, or any Portfolio, or to any other person, for any act or omission by it or for any losses sustained by a Portfolio or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
Advisory Fees
As compensation for its services, the Adviser receives from each Portfolio a fee, accrued daily and payable monthly, based on average daily net assets at the following annual rates:
Portfolio	Fee Rate (as a % of average daily net asset value)
SA Wellington Capital Appreciation Portfolio	.750% on the first $50 million
.725% on the next $50 million
.700% thereafter
SA Wellington Government and Quality Bond Portfolio	.625% on the first $200 million
.575% on the next $300 million
.500% thereafter
SA Wellington Strategic Multi-Asset Portfolio	1.00% on the first $200 million
.875% on the next $300 million
.800% thereafter
The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Advisory Agreement for the fiscal years ended December 31:
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PORTFOLIO	2021	2020	2019
SA Wellington Capital Appreciation Portfolio	$14,134,747	$11,088,928	$10,386,010
SA Wellington Government and Quality Bond Portfolio	9,556,864	8,826,466	7,864,700
SA Wellington Strategic Multi-Asset Portfolio	1,337,924	770,755	557,919
Pursuant an Expense Limitation Agreement, SunAmerica has contractually agreed through April 30, 2023, to waive its fees and/or reimburse expenses for the SA Wellington Strategic Multi-Asset Portfolio to the extent that the Total Annual Portfolio Operating Expenses exceed 0.86% and 1.11% of the average daily net assets of the Portfolio’s Class 1 and Class 3 shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” do not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees; and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2023 only with the approval of the Board of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. SunAmerica may voluntarily reimburse additional amounts to increase returns to a Portfolio’s investors. Any such waivers and/or reimbursements will continue indefinitely, but may be terminated at any time.
For the last three fiscal years ended December 31, SunAmerica voluntarily or contractually waived fees and/or reimbursed expenses (excluding advisory fee waivers), as applicable, for all classes of shares, which are not included as part of the advisory fee table as follows:
Portfolio	2021	2020	2019
SA Wellington Strategic Multi-Asset Portfolio	$427,508	$338,832	$283,790
None of the Portfolios had recoupments for the fiscal years ended December 31, 2021, 2020 and 2019.
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SUBADVISORY AGREEMENT
Wellington Management acts as subadviser to the Portfolios pursuant to a subadvisory agreement (the “Subadvisory Agreement”) with SunAmerica. Under the Subadvisory Agreement, the Subadviser manages the investment and reinvestment of the assets of the Portfolios. The Subadviser is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadviser’s fees.
Wellington Management is a Delaware limited liability partnership.The Subadvisory Agreement, after initial approval with respect to a Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio’s outstanding voting securities, by SunAmerica on not less than 30 nor more than 60 days’ written notice to the Subadviser, or by the Subadviser on 90 days’ written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by them or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.
Subadvisory Fees
The Adviser pays the Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets at the following annual rates:
Portfolio	Fee Rate (as a % of average daily net asset value)
SA Wellington Capital Appreciation Portfolio	.375% on the first $50 million
.275% on the next $100 million
.250% over $150 million
SA Wellington Government and Quality Bond Portfolio	.225% on the first $50 million
.125% on the next $50 million
.100% over $100 million
SA Wellington Strategic Multi-Asset Portfolio	.300% on the first $50 million
.200% on the next $100 million
.175% on the next $350 million
.150% over $500 million
The following table sets forth the fees paid to the Subadviser by SunAmerica with respect to the Portfolios for the last three fiscal years ended December 31.
SUBADVISER	PORTFOLIO	2021	2020	2019
Wellington Management	SA Wellington Capital Appreciation Portfolio	$5,122,231	$4,034,438	$3,783,397
Wellington Management	SA Wellington Government and Quality Bond Portfolio	1,891,373	1,745,293	1,552,940
Wellington Management	SA Wellington Strategic Multi-Asset Portfolio	317,539	204,151	161,231
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PORTFOLIO MANAGERS
Other Accounts
The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the Prospectus (“Portfolio Managers”), are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of other accounts other than the Portfolios managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of December 31, 2021 (unless otherwise noted), are provided in the table below. If applicable, the total number of accounts and total assets in millions in such accounts that have an advisory fee that is all or partly based on the account’s performance are provided in the footnotes below.
Adviser/ Subadviser	Portfolio Managers	Other Accounts (As of December 31, 2021)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Total Assets in millions	No. of Accounts	Total Assets in millions	No. of Accounts	Total Assets in millions
Wellington Management	Nicolas M. Choumenkovitch Loren L. Moran, CFA Stephen C. Mortimer Mark H. Sullivan, CFA, CMT Edward L. Meyi, FRM	5 9[3] 12 9 7	$6,375 $90,769 $13,898 $5,866 $1,867	9[1] 4[4] 7[5] 41[7] 22[9]	$3,877 $182 $536 $13,887 $8,165	22[2] 1 4[6] 44[8] 43[10]	$10,048 $738 $924 $18,534 $17,857

1 1 account subject to performance-based fees, $61,597 in assets
2 2 accounts subject to performance-based fees, $1,158,964,704 in assets
3 5 accounts subject to performance-based fees, $86,125,793,896 in assets
4 1 account subject to performance-based fees, $33,529,441 in assets
5 2 accounts subject to performance-based fees, $149,684,009 in assets
6 1 account subject to performance-based fees, $305,223,183 in assets
7 14 accounts subject to performance-based fees, $4,389,740,019 in assets
8 6 accounts subject to performance-based fees, $1,513,596,209 in assets
9 1 account subject to performance-based fees, $334,257,183 in assets
10 5 accounts subject to performance-based fees, $1,434,618,558 in assets
Potential Conflicts of Interest
As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.
•
Trade Allocations. Conflicts may arise between a Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SunAmerica or the Subadviser, as applicable) may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and the Adviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.
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•
Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time a Portfolio Manager spends on a Portfolio or a single Other Client Account, the Adviser periodically assesses whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.
•
Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (defined below) and Subadviser’s codes of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and Subadviser’s codes of ethics will eliminate such conflicts.
Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with each Adviser’s management of the Portfolios, investments and such Other Client Accounts.
Compensation
Pursuant to the Subadvisory Agreement, the Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers are described below.
Wellington Management. Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Subadvisory Agreement between Wellington Management and SunAmerica on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2021.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Portfolio’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Portfolios (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of the Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one-, three- and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees. The incentive paid to the Investment Professionals for the SA Wellington Government and Quality Bond Portfolio, which has no performance-related component, is based on the revenues earned by Wellington Management.
Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Choumenkovitch, Mortimer, Sullivan and Ms. Moran are Partners.
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Portfolio	Benchmark Index and/or Peer Group
SA Wellington Capital Appreciation Portfolio	Russell 3000® Growth Index
SA Wellington Strategic Multi-Asset Portfolio	MSCI All Country World (Choumenkovitch)
Ownership of Portfolio Managers
As of December 31, 2021, none of the Portfolio Managers had any ownership interest in a Portfolio that they managed.
PERSONAL SECURITIES TRADING
The Trust, the Adviser and the Distributor have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolios. The SunAmerica Code is designed to detect and prevent conflicts of interests between the Portfolios and the personal trading activities of certain access persons. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement. SunAmerica reports violations of the SunAmerica Code to the Board.
The Subadviser has adopted a code of ethics (a “Code of Ethics”). Such provisions may be more restrictive than the provisions set forth in the SunAmerica Code. Material violations of the Subadviser’s Code of Ethics by employees that provide direct services to a Portfolio or those that involve the subadvised Portfolio are reported to the Board.
DISTRIBUTION AGREEMENT
The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and an indirect majority-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders.
After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
RULE 12b-1 PLANS
The Board has adopted a Rule 12b-1 Plan for Class 1 shares (the “Class 1 Plan”), Class 2 shares (the “Class 2 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan and Class 2 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the 12b-1 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 and Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.
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Account Maintenance and Service Fees
The following table sets forth the service fees paid by each of the Portfolios with respect to Class 2 and Class 3 shares for the fiscal year ended December 31, 2021.
	2021
Portfolio	Class 2	Class 3
SA Wellington Capital Appreciation Portfolio	$94,864	$2,764,401
SA Wellington Government and Quality Bond Portfolio	30,453	1,758,999
SA Wellington Strategic Multi-Asset Portfolio[1]	N/A	291,786

1
The Portfolio does not offer Class 2 shares.
Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Since the shares of the Portfolios are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.
Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships (“QPTPs”)” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.
Certain of the Portfolio’s investments in MLPs may be considered QPTPs and, therefore, the extent to which a Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in a Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.
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So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below. However, any taxable income or gain the Portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.
A Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.
If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement and does not timely cure the failure, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.
Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.
Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.
For those Portfolios that invest all or a portion of their assets in Underlying Portfolios, distributions received by a Portfolio attributable to the Underlying Portfolio’s investment company taxable income, including short-term capital gains, are taxable as dividend income to that Portfolio and will not be offset by such Portfolio’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Portfolio, if any, would not offset net capital gains of the Portfolio. Distributions received by a Portfolio from an Underlying Portfolio attributable to the excess of the Underlying Portfolio’s net long-term capital gain over its net short-term capital loss and that are properly reported as “capital gain dividends” are taxable as long-term capital gain to a Portfolio, regardless of how long that Portfolio has held the Underlying Portfolio’s shares. Upon the sale or other disposition by a Portfolio of shares of any Underlying Portfolio, the Portfolio will realize a capital gain or loss that will be long-term or short-term, generally depending upon the Portfolio’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Portfolio.
In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies , partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
With respect to those Portfolios that invest all or a portion of their assets in Underlying Portfolios, each Underlying Portfolio intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Portfolio qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying
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Portfolio generally will not pay any U.S. federal income or excise tax. The Underlying Portfolios are subject to the same asset diversification and income distribution requirements applicable to the Portfolios. The tax treatment of the transactions outlined with respect to the Underlying Portfolios also applies to the Portfolios.
A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.
A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the stated redemption price at maturity of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.
In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.
The  Portfolios may hold residual interests in REMICs. Certain types of income received by these Portfolios from REITs, REMICs, taxable mortgage pools or other investments may cause these Portfolios to designate some or all of their distributions as “excess inclusion income.” To shareholders of these Portfolios, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause these Portfolios to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written
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by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.
A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by a Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be
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invested in various countries is not known. The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.
PORTFOLIO TURNOVER
A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. A Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.
SHARES OF THE TRUST
The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. Each of the Portfolios offers Class 1, Class 2 and/or Class 3 shares.
Some of the more significant provisions of the Trust’s Declaration are described below.
Shareholder Voting
The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.
The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.
All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.
Election and Removal of Trustees
The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.
Amendments to the Declaration
The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
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Issuance and Redemption of Shares
The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings
The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts
The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Portfolios and Classes
The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.
Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.
Shareholder, Trustee and Officer Liability
Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust, and that a Trustee, officer or employee is liable to the Trust and its shareholders only for his or her bad faith, willful misconduct/willful misfeasance, gross negligence or reckless disregard of his duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.
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Derivative Actions
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.
The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.
If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.
The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.
The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.
The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.
Shares of the Trust are owned through the Life Companies’ separate accounts of the Trust, and through SDAP and SDSP. As of March 31, 2022, the ownership of the Trust’s shares was as follows:
	AGL	Nassau	USL	VALIC	Allocation Portfolios	SDAP	SDSP	Seasons Managed Allocation
SA Wellington Capital Appreciation Portfolio (Class 1)	75.47%	0.77%	1.94%	0.00%	0.00%	21.82%	0.00%	0.00%
SA Wellington Capital Appreciation Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Wellington Capital Appreciation Portfolio (Class 3)	94.26%	0.00%	4.88%	0.86%	0.00%	0.00%	0.00%	0.00%
SA Wellington Government and Quality Bond Portfolio (Class 1)	8.25%	0.02%	0.15%	0.00%	10.23%	59.36%	21.99%	0.00%
SA Wellington Government and Quality Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
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	AGL	Nassau	USL	VALIC	Allocation Portfolios	SDAP	SDSP	Seasons Managed Allocation
SA Wellington Government and Quality Bond Portfolio (Class 3)	93.80%	0.00%	5.31%	0.89%	0.00%	0.00%	0.00%	0.00%
SA Wellington Strategic Multi-Asset Portfolio (Class 1)	92.45%	6.20%	1.35%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Wellington Strategic Multi-Asset Portfolio (Class 3)	91.19%	0.00%	7.14%	1.67%	0.00%	0.00%	0.00%	0.00%
AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. USL’s address is One World Financial Center, 200 Liberty Street, New York, New York 10281. Nassau’s address is 1 American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. SDAP and SDSP are each a series of the Trust and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367. The Allocation Portfolios, each a series of SST, consist of SA Allocation Balanced Portfolio, SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio and SA Allocation Moderate Portfolio and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367.
PRICE OF SHARES
Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies. The Trust is open for business on any day the New York Stock Exchange (“NYSE”) is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The Board is responsible for the share valuation process and has adopted a policy and procedure (the “PRC Procedures”) for valuing the securities and other assets held by a Portfolio, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for establishment of a pricing review committee that is responsible for, among other things, making certain determinations in connection with a Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.
Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, a Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a Board-approved pricing service. Option contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC are valued at the mid-valuation provided by a Board-approved pricing service. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a Board-approved pricing service. Swap contracts traded on national exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not
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available, the swap will be valued using a mid-valuation provided by a Board-approved pricing service. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option-adjusted spreads models, prepayments projections, interest-rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers. Senior floating-rate loans are valued at the average of available bids in the market for such loans, as provided by a Board-approved loan pricing service. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, available from the broadest and most representative market, that may be either a securities exchange or OTC market. Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.
PORTFOLIO TRANSACTIONS AND BROKERAGE
As discussed in the Prospectus, the Adviser or the Subadviser is responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.
It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Portfolio (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Portfolio and other clients of the Adviser or the Subadviser through client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered in the selection of a broker to execute transactions in portfolio securities for a Portfolio.
A factor in the selection of brokers is the receipt of research services—analyses and reports concerning markets, issuers, industries, securities, economic factors and trends—and other statistical and factual information. Research services may come in the form of research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or the Subadviser.
The Adviser or the Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or the Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or the Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or the Subadviser by a broker. The Adviser or the Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser or the Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker-dealers with or through whom the Adviser or the Subadviser places the Portfolio’s portfolio transactions, the Adviser or the Subadviser may be relieved of expenses it might otherwise bear. The Adviser or the Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser or the Subadviser believes that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or the Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser or the Subadviser’s investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including a Portfolio, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or the Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by a Portfolio are not reduced because the Adviser or the Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting
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fees, the Adviser or the Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or the Subadviser with certain statistical, research and other information.
Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board may instruct the Adviser or the Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses, including, for example, custody expenses. The brokerage of one Portfolio will not be used to help pay the expenses of any other AIG mutual fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through expense offset arrangements resulting in broker commission recapture will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.
A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board has determined that certain directed brokerage arrangements are in the best interest of each Portfolio and its shareholders and, therefore, has conveyed the information to the Adviser or the Subadviser. A Portfolio may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a directed brokerage transactions, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. These credits are in hard dollars and could be used to offset the Portfolio’s custody expenses or to pay other Portfolio expenses (excluding expenses payable to affiliates). By entering into a directed brokerage arrangement, a Portfolio can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield. To the extent SunAmerica or any “affiliated person,” as that term is defined by the 1940 Act, has agreed to waive or reimburse any amounts otherwise payable to them by a Portfolio or reimburse the Portfolio’s expenses (collectively “Expense Waivers”), any amount of commissions used to pay operating expenses of a Portfolio shall not reduce amounts of expenses borne by SunAmerica or its affiliate under such Expense Waivers, but shall instead be used solely to reduce expenses borne to the Portfolio to a lower level than the Portfolio would have borne after giving full effect to the Expense Waivers.
Although the objectives of other accounts or investment companies that the Adviser or the Subadviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by a Portfolio and one or more other accounts or investment companies that the Adviser or the Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Portfolio and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or the Subadviser. The Adviser or the Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.
Under the European Union’s (the “EU”) Markets in Financial Instruments Directive (“MiFID II”), investment managers in the EU may not use client brokerage commissions to pay for research from brokers. Investment managers in the EU are instead required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. To the extent the Subadviser is located in the EU, it will be subject to the restrictions of MiFID II in connection with its management of a Portfolio.
Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When a Portfolio purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When a Portfolio purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased
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at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser or the Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.
Commission Recapture Program. The Trust has established a commission recapture program. The Board determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadviser. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the respective Portfolio. A Portfolio may participate in a commission recapture program, provided the Portfolio Manager(s) can obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.
The following table reflects the commission recapture activity for the Portfolios for the fiscal year ended December 31, 2021:
PORTFOLIO	AGGREGATE AMOUNT
SA Wellington Capital Appreciation Portfolio	$7,434
SA Wellington Government and Quality Bond Portfolio	—
SA Wellington Strategic Multi-Asset Portfolio	640
Brokerage Commissions
The following table sets forth the brokerage commissions paid by the Portfolios for the last three fiscal years ended December 31. None of the transactions were executed with affiliated brokers.
PORTFOLIO	2021 AGGREGATE BROKERAGE COMMISSIONS	2020 AGGREGATE BROKERAGE COMMISSIONS	2019 AGGREGATE BROKERAGE COMMISSIONS
SA Wellington Capital Appreciation Portfolio	$564,194	$778,057	$447,757
SA Wellington Government and Quality Bond Portfolio	0	0	0
SA Wellington Strategic Multi-Asset Portfolio	53,426	41,461	30,397
In addition, for the fiscal year ended December 31, 2021, the Portfolios directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Subadviser:
Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
SA Wellington Capital Appreciation Portfolio	$4,030,414,266	$80,964
SA Wellington Government and Quality Bond Portfolio	0	0
SA Wellington Strategic Multi-Asset Portfolio	189,218,194	8,568
The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.
The following table sets forth the value of the Portfolios’ holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of December 31, 2021.
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Portfolio	Broker Dealer	Value (000’s)	Debt/Equity
SA Wellington Strategic Multi-Asset Portfolio	JPMorgan Chase & Co.	1,881	Equity
	Bank of America Corp.	1,046	Debt
	Deutsche Bank AG	915	Debt
	Barclays Capital, Inc.	725	Debt
	BNP Paribas SA	625	Debt
	Morgan Stanley	130	Debt
	Goldman Sachs Group, Inc.	105	Debt
	JPMorgan Chase & Co.	71	Debt
SA Wellington Capital Appreciation Portfolio	Bank of America Corp.	8,695	Debt
	Deutsche Bank AG	8,570	Debt
	Barclays Capital, Inc.	6,765	Debt
	BNP Paribas SA	5,860	Debt
SA Wellington Government and Quality Bond Portfolio	Bank of America Corp.	101,229	Debt
	Barclays Capital, Inc.	60,110	Debt
	Deutsche Bank AG	76,140	Debt
	BNP Paribas SA	59,473	Debt
	Goldman Sachs Group, Inc.	17,865	Debt
	JPMorgan Chase & Co.	15,936	Debt
	Morgan Stanley	16,442	Debt
The Adviser and the Subadviser and their respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such accounts may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of a Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing a Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good-faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.
If determined by the Adviser or the Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadviser may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.
It is possible that a Portfolio’s holdings may include securities of entities for which the Subadviser or its affiliate performs investment banking services as well as securities of entities in which the Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When the Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.
FINANCIAL STATEMENTS
As a result of the Reorganization, each Portfolio’s audited financial statements for the fiscal year ended December 31, 2021 are incorporated into this SAI by reference to its 2021 Annual Report to shareholders. You may request a copy of the 2021 Annual Report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.
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GENERAL INFORMATION
Custodian
State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.
Transfer Agent
VALIC Retirement Services Company, 2929 Allen Parkway, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement provides for a combined annual payment of $150,000 by the Trust and SST for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.
Independent Registered Public Accounting Firm and Legal Counsel
PricewaterhouseCoopers LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.
The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Trust.
Reports to Shareholders
Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.
Disclosure of Portfolio Holdings Policies and Procedures
The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings that have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties that are not employed by SunAmerica or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.
A Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis. Each Portfolio files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Portfolio’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. Each Portfolio’s portfolio holdings are also made available on Form N-CSR for the Portfolio’s second and fourth fiscal quarters no later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively. A schedule of the complete holdings of each Portfolio will also be available on the Portfolio’s website approximately 30 days after the end of each month.
In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information and marketing communications (including printed advertising and sales literature) is generally made available at www.aig.com/funds or online through the internet websites of the life insurance companies offering the Portfolio as investment options,, and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings
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information is necessary to a Portfolio’s operation or useful to a Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.
The Trust’s executive officers and SunAmerica’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.
Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include SunAmerica and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios are required to maintain the confidentiality of the information provided.
At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and their participants.
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Subadviser. The Subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the Subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event the Subadviser is engaged to assume subadvisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such Subadviser prior to its assumption of duties.
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PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.
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Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information during the period in which the annual audits are performed on the Portfolios’ financial statements. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.
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State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.
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Broadridge Financial Solutions, Inc. (“Broadridge”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis to Broadridge approximately fifteen (15) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
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Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers within approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.
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S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top
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10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
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Bloomberg L.P. (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.
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Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.
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MSCI, Inc. (“MSCI”). MSCI facilitates portfolio liquidity classifications at the position level in accordance with the new Liquidity Rule (Rule 22e-4). MSCI provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
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FactSet Research Systems Inc. (“FactSet”). FactSet provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
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Accenture. Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings information on a daily basis.
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Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.
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Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.
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Zeno Consulting Group (“Zeno”). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Zeno does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Zeno includes a confidentiality clause.
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Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG Funds. Diligent also hosts the Board’s online meeting materials.
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Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SunAmerica’s contract with ISS includes a confidentiality clause.
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SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadviser of the Portfolios by certain SARM employees who are supervised by SunAmerica. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.
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Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and the Subadviser may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or the Subadviser. The information provided is subject to a legal duty of confidentiality.
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Additional Information about Shareholder Voting
Shares of the Trust are owned through the Separate Accounts of the Life Companies and through funds-of-funds.
The Separate Accounts are the primary shareholders of the Trust. Each Separate Account is a segregated asset account established by a Life Company. At shareholder meetings, each Life Company votes the shares of a portfolio held by its Separate Account(s) in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Each Life Company votes shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received.
The number of shares of beneficial interest in a portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract. Each outstanding share of a portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.
With respect to those shares of the Trust held by funds-of-funds, funds-of-funds will vote the shares of their underlying portfolios in accordance with the funds-of-funds’ proxy voting policies and procedures.
Proxy Voting Policies and Procedures
Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations from SunAmerica, its affiliates and an independent proxy voting firm. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Portfolios and the Portfolios’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Portfolio proxies in accordance with the Policies. The Proxy Voting Committee will consist of (i) a member of the Investment Management Department, (ii) at least one member of SunAmerica’s Compliance Department and (iii) at least one person with respect to SunAmerica who oversees the Portfolios’ subadvisers (or their designees).
SunAmerica has engaged the services of an independent proxy voting firm to provide proxy advisory and voting services in connection with Portfolio proxy voting. These services include research, vote recommendations based on applicable policies, vote execution, and reporting. The Portfolios generally hold portfolio securities as passive investors and seek to maximize shareholder value, but not necessarily exercise control over the issuer or otherwise advance a particular social agenda. Accordingly, each of the Portfolios will abstain on “environmental,” “social,” and/or “social and environmental” issue proposals unless otherwise indicated in the Policies or as determined by the Proxy Voting Committee pursuant to the Policies.
In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.
Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”) according to recommendations from SunAmerica and the independent proxy voting firm. The Guidelines identify certain vote items to be determined on a case-by-case basis and certain vote items that will be voted upon in accordance with the standards set out in the Guidelines. With respect to vote items to be determined on a case-by-case basis and with respect to proposals not specifically addressed by the Policies, the Proxy Voting Committee will generally rely on the guidance or a recommendation from the independent proxy voting firm, but may also rely on any of the subadvisers of the Portfolio, or other sources. The Adviser or subadvisers of the Portfolios may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting firm. The Proxy Voting Committee in these instances will recommend the vote that it believes will maximize value for, and is in the best interests of, Portfolio shareholders.
Examples of the Portfolios’ Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolios’ voting positions on specific matters:
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Vote on a case-by-case basis on proposals to increase authorized common stock;
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Generally vote against mutual fund shareholder proposals to terminate the investment adviser;
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Vote on a case-by-case basis regarding merger and acquisition matters; and
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Vote on a case-by-case basis on equity compensation plans.
Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will, in most instances, adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting firm.
If, however, a situation arises where a vote presents a conflict between the interests of a Portfolio’s shareholders and the interests of the Adviser or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with at least one Director or Trustee, as the case may be, who is not an “interested person,” (as that term is defined in the Investment Company Act of 1940, as amended) of the Portfolios or the Adviser, time permitting, before casting the vote to ensure that the Portfolio votes in the best interests of the Portfolio’s shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.
Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (i) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (ii) any determination to vote a particular proxy in a non-uniform manner, and (iii) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting firm will maintain records of voting decisions for each vote cast on behalf of the Portfolios. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (800) 858-8850.
Board Reporting. The Portfolios’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.
67

APPENDIX
CORPORATE BOND AND COMMERCIAL PAPER RATINGS
Moody’s Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s Global Long-Term Rating Scale:
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Global Short-Term Ratings Scale:
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Bond Fund (bf) Ratings
Bond Fund Ratings are opinions of the maturity-adjusted credit quality of investments within mutual funds and similar investment vehicles that principally invest in fixed income obligations. As such, these ratings primarily reflect Moody’s assessment of the creditworthiness of the assets held by the fund, adjusted for maturity. Other risks, such as liquidity, operational, interest rate, currency and any other market risk, are excluded from the rating. Bond fund ratings specifically do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.
Aaa-bf	Bond Funds rated Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond Funds rated Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond Funds rated A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond Funds rated Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond Funds rated Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond Funds rated B-bf generally hold assets considered to be speculative.
Caa-bf	Bond Funds rated Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond Funds rated Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond Funds rated C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.
Moody’s Money Market Fund (mf) Ratings
Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.
Aaa-mf	Money market funds rated Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds rated Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds rated A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds rated Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds rated B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds rated C-mf are unable to meet either objective of providing liquidity or preserving capital.
S&P Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

S&P Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
•
The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•
The nature and provisions of the financial obligation, and the promise we impute; and
•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign
(+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity of the obligor to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’
rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P Active Qualifiers
L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Prelim
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

S&P Inactive Qualifiers (No longer applied or outstanding)
*
This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
pi
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix.
Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr
The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June
2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Issuer Default Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B
Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C
Near Default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.	the formal announcement by the issuer or their agent of a distressed debt exchange;
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD
Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c. has not otherwise ceased operating. This would include:

i.	the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D
Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’;

each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’. For Derivative Counterparty Ratings the modifiers ‘+’ or ‘-’ may be appended to the ratings within ‘AA(dcr)’ to ‘CCC(dcr)’ categories.
Fitch Short-Term Ratings Assigned to Issuers or Obligations
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Rating Watch
Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating that a rating could stay at its present level or potentially be upgraded, “Negative”, to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.
A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a Rating Action Commentary be published every six months after a rating has been placed on Rating Watch, except in the case described below.
Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the Rating Action Commentary that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.
Rating Outlooks and Watches
Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For banks, Outlooks are not assigned to Bank Viability Ratings, Bank Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.
Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.
Outlook Revisions
Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.
An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.
Additional Usage of Primary Credit Rating Scales
Expected Ratings
Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” it will have a suffix as (EXP), this indicates that a full rating has been assigned based on the agency’s expectations regarding final documentation, typically based on a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers
(currently unrated) for 32 ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings
Fitch also prepares private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs. Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as
“point-in-time” in nature.

Program Ratings
Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned. The impact of individual issues under the program on the overall credit profile of the issuer will be assessed at the time of issuance. Therefore, it should not be assumed that program ratings apply to every issue made under the program. Program ratings may also change because the rating of the issuer has changed over time and instruments may have different terms and conditions compared with those initially envisaged in the program’s terms.

“Interest-Only” Ratings
Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings
Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.

“Unenhanced” Ratings
Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement.
Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Rating Actions
Assignment (New Rating)	A rating has been assigned to a previously unrated issuer or issue.
Publication (Publish)
Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned.
This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmations	The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.
Upgrade	The rating has been raised in the scale.
Downgrade	The rating has been lowered in the scale.
Reviewed No Action
The rating has been reviewed with no change in rating. Such action will be published on the agency’s website, but a rating action commentary will not be issued. This rating action is only available for routine structured finance and U.S. public finance surveillance activities and large portfolio/sector reviews in other groups. This is not applicable to ratings or rating modifiers that have changed (including Rating Watch, Rating Outlook or Recovery
Ratings).

Matured/ Paid-In-Full
a. ‘Matured’ - Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’. b. ‘Paid-In-Full’ - Denoted
as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded	Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.
Withdrawn
The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Withdrawals may occur for one or several of the following reasons:
•Incorrect or insufficient information.
•Bankruptcy of the rated entity, debt restructuring or default.
•Reorganization of rated entity (e.g. merger or acquisition of rated entity or rated entity no longer exists).
•The debt instrument was taken private.
•Withdrawal of a guarantor rating.
•An Expected Rating that is no longer expected to convert to a Final Rating.
•Criteria or policy change.
•Bonds were pre-refunded, repaid early (off schedule), or canceled. This includes cases where the issuer has no debt outstanding and is no longer issuing debt.
•Ratings are no longer considered relevant to the agency’s coverage.
•Commercial reasons.
•Other reasons.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.
Under Criteria Observation
The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known. Under Criteria Observation (UCO)
does not satisfy Fitch’s minimum annual credit review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Placing a rating on UCO does not affect the level of the rating or its existing Outlook or Watch status. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be considered more appropriate than the UCO to reflect the impact of the new or revised criteria. The status of UCO will be resolved after the application of the new or revised criteria which must be completed within six months from the publication date of the new or revised criteria. UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non- Credit Scale Ratings, Credit Opinions
or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not
Rated.

Criteria Observation Removed
A Criteria Observation Removed rating action will remove UCO status and will be taken where further review has determined that the rating would not change upon application of the new or revised criteria and no other rating action has occurred to previously resolve the UCO. It is required that UCO be removed through credit rating actions— such as affirm, upgrade or downgrade— being taken in the period six months from the date of placing the rating on UCO. In some situations, the full rating portfolio will not be reviewed within the six-month period yet it can be determined based on considering the changes in the new or revised criteria that the ratings will not be impacted. In these situations the Criteria 15 Observation Removed is appropriate. This action does not affect the rating level or the existing Outlook or Watch status. Criteria Observation Removed does not satisfy
Fitch’s minimum annual credit review requirement.

Recovery Rating Revision	Change to an issue’s Recovery Rating.

SunAmerica Asset Management, LLC Harborside 5 185 Hudson Street, Suite 3300 Jersey City NJ 07311 (551) 235-3560 (201) 324-6364 Fax Edward.Gizzi@AIG.com Edward Gizzi Associate General Counsel

May 4, 2022

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re: SunAmerica Series Trust (the “Registrant”)
Registration File Nos. 033-52742 and 811-07238

Ladies and Gentlemen:

On behalf of the Registrant, and pursuant to Rule 497(c) of the Securities Act of 1933, as amended, transmitted for filing are definitive copies of the Statements of Additional Information contained in post-effective amendment No. 128 to its registration statement on Form N-1A, as filed with the Securities and Exchange Commission on April 26, 2022 (the “Amendment”). The forms of prospectus that would have been filed herewith would not have been different from those contained in the Amendment.

Should you have any comments or questions, please contact the undersigned at (551) 235-3560.

Very truly yours,

/s/ Edward Gizzi Edward Gizzi